UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-CSR
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CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-3967

FIRST INVESTORS INCOME FUNDS
(Exact name of registrant as specified in charter)

110 Wall Street
New York, NY 10005
(Address of principal executive offices) (Zip code)

Joseph I. Benedek
First Investors Management Company, Inc.
Raritan Plaza I
Edison, NJ 08837-3620
(Name and address of agent for service)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
1-212-858-8000

DATE OF FISCAL YEAR END: SEPTEMBER 30, 2011

DATE OF REPORTING PERIOD: SEPTEMBER 30, 2011

Item 1.	Reports to Stockholders

The annual report to stockholders follows

First Investors

2011 ANNUAL REPORT

INCOME FUNDS

- Cash Management
- Government
- Investment Grade
- Fund For Income

EQUITY FUNDS

- Total Return
- Value
- Blue Chip
- Growth & Income
- Global
- Select Growth
- Opportunity
- Special Situations
- International

September 30, 2011

FOREWORD

This report is for the information of the shareholders of the Funds. It is the policy of each Fund described in this report to mail only one copy of a Fund’s prospectus, annual report, semi-annual report and proxy statements to all shareholders who share the same address and share the same last name and have invested in a Fund covered by the same document. You are deemed to consent to this policy unless you specifi-cally revoke this policy and request that separate copies of such documents be mailed to you. In such case, you will begin to receive your own copies within 30 days after our receipt of the revocation. You may request that separate copies of these disclosure documents be mailed to you by writing to us at: Administrative Data Management Corp., Raritan Plaza I, Edison, NJ 08837-3620 or calling us at 1-800-423-4026.

The views expressed in the portfolio manager letters reflect those views of the portfolio managers only through the end of the period covered. Any such views are subject to change at any time based upon market or other conditions and we disclaim any responsibility to update such views. These views may not be relied on as investment advice.

You may obtain a free prospectus for any of the Funds by contacting your representative, calling 1-800-423-4026, writing to us at the following address: First Investors Corporation, 110 Wall Street, New York, NY 10005, or by visiting our website at www.firstinvestors.com. You should consider the investment objectives, risks, charges and expenses of a Fund carefully before investing. The prospectus contains this and other information about the Fund, and should be read carefully before investing.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Cash Management Fund seeks to preserve a net asset value at $1.00 per share, it is possible to lose money by investing in it, just as it is possible to lose money by investing in any of the other Funds. Past performance is no guarantee of future results.

A Statement of Additional Information (“SAI”) for any of the Funds may also be obtained, without charge, upon request by calling 1-800-423-4026, writing to us at our address or by visiting our website listed above. The SAI contains more detailed information about the Funds, including information about its Trustees.

Portfolio Manager’s Letter
CASH MANAGEMENT FUND

Dear Investor:

This is the annual report for the First Investors Cash Management Fund for the fiscal year ended September 30, 2011. During the period, the Fund’s return on a net asset value basis was 0% for Class A shares and 0% for Class B shares. The Fund maintained a $1.00 net asset value per share for each class of shares throughout the year.

In response to continued subpar economic growth, the Federal Reserve (the “Fed”) maintained short-term interest rates at record lows, near zero, throughout the review period. In addition, in August the Fed committed to maintain interest rates at their current exceptionally low levels through at least mid-2013. These were the major factors that determined the Fund’s return.

Last year the Securities and Exchange Commission amended the rules for money market funds. These amendments were aimed at further reducing the risk for money market fund shareholders by increasing a fund’s credit quality and diversification. In addition, the new rules also improved the overall liquidity of a fund’s assets.

To meet these new requirements and to respond to overall conditions in the market, the Fund continued to invest conservatively throughout the review period. It maintained elevated exposure to U.S. Treasury and government obligations, which have very high credit ratings and exceptional liquidity, although a lower return. The Fund has not sought the additional yield that has been available from investments in foreign bank and sovereign obligations as the Fund has historically been conservative relative to its peers. In the current interest rate environment, we have found the risk/reward relationship those obligations offer to be unattractive.

First Investors Management Company, Inc. (“FIMCO”), the Fund’s investment adviser, continued to absorb expenses of the Fund and waived management fees in an effort to avoid a negative yield to its shareholders. In addition, to mitigate expenses, certain shareholder privileges remained limited. FIMCO expects this situation to continue and consequently, the yield to shareholders should remain at or near zero for the foreseeable future.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

1

Understanding Your Fund’s Expenses (unaudited)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs, including a sales charge (load) on purchase payments (on Class A shares only) and a contingent deferred sales charge on redemptions (on Class B shares only); and (2) ongoing costs, including advisory fees; distribution and service fees (12b-1); and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 in each Fund at the beginning of the period, April 1, 2011, and held for the entire six-month period ended September 30, 2011. The calculations assume that no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Actual Expenses Example:

These amounts help you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To estimate the expenses you paid on your account during this period, simply divide your ending account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period”.

Hypothetical Expenses Example:

These amounts provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for Class A and Class B shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transaction costs, such as front-end or contingent deferred sales charges (loads). Therefore, the hypothetical expenses example is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

2

Fund Expenses (unaudited)
CASH MANAGEMENT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/11)	(9/30/11)	(4/1/11–9/30/11)*
Expense Example – Class A Shares
Actual	$1,000.00	$1,000.00	$0.55
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,024.52	$0.56
Expense Example – Class B Shares
Actual	$1,000.00	$1,000.00	$0.55
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,024.52	$0.56

*	Expenses are equal to the annualized expense ratio of .11% for Class A shares and .11% for Class B shares, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived or assumed.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2011, and are based on the total value of investments.

3

Portfolio of Investments (continued)
CASH MANAGEMENT FUND
September 30, 2011

Principal		Interest
Amount	Security	Rate*	Value
	CORPORATE NOTES—40.1%
$ 4,050M	3M Co., 11/1/11	0.20%	$ 4,064,613
	Coca-Cola Co.:
1,000M	11/8/11 (a)	0.19	999,799
5,000M	12/6/11 (a)	0.13	4,998,808
4,000M	Dupont (E.I.) de Nemours & Co., 11/21/11 (a)	0.15	3,999,150
4,000M	General Electric Capital Corp., 11/15/11	0.34	4,022,829
6,000M	Johnson & Johnson, 12/19/11 (a)	0.08	5,998,947
5,000M	McDonald’s Corp., 10/14/11 (a)	0.10	4,999,819
4,000M	Medtronic, Inc., 10/12/11 (a)	0.13	3,999,841
5,000M	Novartis Securities Investment, Ltd., 10/11/11 (a)	0.17	4,999,764
3,500M	PepsiCo, Inc., 11/1/11 (a)	0.10	3,499,699
	Procter & Gamble Co.:
3,500M	12/2/11 (a)	0.16	3,499,035
2,000M	12/12/11 (a)	0.15	1,999,400
1,000M	1/9/12 (a)	0.15	999,582
7,000M	Wal-Mart Stores, Inc., 10/28/11 (a)	0.08	6,999,580
5,000M	Walt Disney Co., 10/17/11 (a)	0.11	4,999,755
Total Value of Corporate Notes (cost $60,080,621)			60,080,621
	U.S. GOVERNMENT AGENCY
	OBLIGATIONS—32.6%
	Fannie Mae:
3,396M	10/3/11	0.10	3,395,981
7,000M	12/28/11	0.02	6,999,658
4,000M	Federal Home Loan Bank 12/30/11	0.16	4,010,770
	Freddie Mac:
11,000M	10/6/11	0.04	10,999,947
540M	10/12/11	0.11	539,982
4,925M	10/31/11	0.08	4,924,672
3,700M	11/2/11	0.07	3,699,770
4,340M	11/9/11	0.04	4,339,812
7,524M	11/28/11	0.03	7,523,636
2,300M	12/12/11	0.08	2,299,632
Total Value of U.S. Government Agency Obligations (cost $48,733,860)			48,733,860

4

Principal		Interest
Amount	Security	Rate*	Value
	VARIABLE AND FLOATING RATE NOTES—21.0%
$ 3,000M	Federal Farm Credit Bank, 9/24/12	0.12%	$ 2,998,236
5,000M	Federal Home Loan Bank, 6/22/12	0.11	4,998,530
5,500M	Freddie Mac, 11/9/11	0.07	5,499,707
5,700M	Mississippi Business Finance Corp.
	(Chevron USA, Inc.), 12/1/30	0.09	5,700,000
3,820M	Monongallia Health Systems,, 7/1/40 (LOC: JP Morgan) 0.40		3,820,000
2,595M	University of Oklahoma Hospital Rev. Series “B”,
	8/15/21 (LOC: Bank of America)	0.35	2,595,000
5,835M	Valdez, Alaska Marine Terminal Rev.
	(Exxon Pipeline Co., Project B), 12/1/33	0.09	5,835,000
Total Value of Variable and Floating Rate Notes (cost $31,446,473)			31,446,473
	SHORT-TERM U.S. GOVERNMENT
	OBLIGATIONS—5.3%
	U.S. Treasury Bills:
4,000M	10/27/11	0.01	3,999,971
4,000M	12/15/11	0.04	3,999,708
Total Value of Short-Term U.S. Government Obligations (cost $7,999,679)			7,999,679
Total Value of Investments (cost $148,260,633)**		99.0%	148,260,633
Other Assets, Less Liabilities		1.0	1,429,397
Net Assets		100.0%	$149,690,030

*	The interest rates shown are the effective rates at the time of purchase by the Fund. The interest rates shown on floating rate notes are adjusted periodically; the rates shown are the rates in effect at September 30, 2011.
**	Aggregate cost for federal income tax purposes is the same.
(a)	Security exempt from registration under Section 4(2) of the Securities Act of 1933 (see Note 4).

Summary of Abbreviations:
LOC	Letters of Credit

5

Portfolio of Investments (continued))
CASH MANAGEMENT FUND
September 30, 2011

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2011:

	Level 1	Level 2	Level 3	Total
Corporate Notes	$—	$60,080,621	$—	$60,080,621
U.S. Government Agency
Obligations	—	48,733,860	—	48,733,860
Variable and Floating Rate Notes:
Municipal Bonds	—	14,130,000	—	14,130,000
U.S. Government Agency
Obligations	—	13,496,473	—	13,496,473
Corporate Notes	—	3,820,000	—	3,820,000
Short-Term U.S. Government
Obligations	—	7,999,679	—	7,999,679
Total Investments in Securities	$—	$148,260,633	$—	$148,260,633

There were no transfers into or from Level 1 or Level 2 by the Fund during the year ended September 30, 2011.

6	See notes to financial statements

Portfolio Manager’s Letter
GOVERNMENT FUND

Dear Investor:

This is the annual report for the First Investors Government Fund for the fiscal year ended September 30, 2011. During the period, the Fund’s return on a net asset value basis was 5.7% for Class A shares and 4.9% for Class B shares, including dividends of 40.8 cents per share on Class A shares and 33.2 cents per share on Class B shares.

The Fund invests primarily in Ginnie Maes, which are mortgage-backed bonds issued by the Government National Mortgage Association (GNMA). These bonds are backed by the full faith and credit of the U.S. government.

The review period was characterized by significant volatility in the financial markets against a background of disappointing economic growth and fiscal concerns in the United States and Europe. Economic growth fell short of expectations in the first half of 2011 due to higher oil prices as a result of unrest in the Middle East and supply chain disruptions stemming from the earthquake in Japan.

While growth bounced back in the final quarter of the review period, by that time consumer and business sentiment had become notably depressed, reflecting uncertainty about U.S. fiscal policy and concern that the ongoing European sovereign debt crisis would — if unresolved — lead to a financial crisis that could tip the United States back into recession. The unemployment rate remained elevated during the review period at 9.1%. Inflation, as measured by the consumer price index and excluding the volatile food and energy components, moved higher but remained benign at 2% year-over-year.

Interest rates moved lower (and bond prices rose) during the review period. The benchmark two-year U.S. Treasury note yield fell to an all-time low of 0.16%, ending the review period at 0.25%. The ten-year U.S. Treasury yield fell to 1.7% from 2.5%, the lowest level in over 50 years, closing the period at 1.9%. The decline in Treasury rates reflected slower-than-expected economic growth, preference for safe investments due to the uncertainty in Europe (despite the downgrade of the U.S. government’s credit rating by Standard and Poor’s in August), and aggressive actions by the Federal Reserve to stimulate the economy.

The broad bond market returned 5.2% during the review period, according to Bank of America Merrill Lynch. In general, less risky sectors of the market had higher returns. The GNMA mortgage-backed market, in particular, returned 6.8%. The sector benefited from the positive impact of falling interest rates and its high credit quality. Within the GNMA sector, lower coupon mortgage-backed bonds had better returns than higher coupons due to the former’s greater sensitivity to changes in interest rates

7

Portfolio Manager’s Letter (continued)
GOVERNMENT FUND

and higher prepayments on the latter as homeowners took advantage of record low mortgage rates to refinance outstanding mortgages.

An underweight in lower coupon mortgage-backed bonds detracted from the Fund’s performance versus the Bank of America Merrill Lynch GNMA Master Index. The Fund’s average of 10% of assets in Fannie Mae and Freddie Mac mortgage-backed bonds also had a negative impact on performance as they underperformed GNMAs due to higher prepayments and investor preference for the government guarantee on GNMAs. The Fund benefited from security selection through its focus on mortgage-backed pools with low loan balances. Because mortgages in these pools are less likely to be refinanced, the value of the pools increased during the review period as investors sought securities that provided protection from rising prepayments.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

8

Fund Expenses (unaudited)
GOVERNMENT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/11)	(9/30/11)	(4/1/11–9/30/11)*
Expense Example – Class A Shares
Actual	$1,000.00	$1,044.91	$5.74
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,019.45	$5.67
Expense Example – Class B Shares
Actual	$1,000.00	$1,040.65	$9.31
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,015.95	$9.20

*	Expenses are equal to the annualized expense ratio of 1.12% for Class A shares and 1.82% for
Class B shares, multiplied by the average account value over the period, multiplied by 183/365
(to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2011, and are based on the total value of investments.

9

Cumulative Performance Information (unaudited)
GOVERNMENT FUND

Comparison of change in value of $10,000 investment in the First Investors Government Fund (Class A shares) and the Bank of America (“BofA”) Merrill Lynch GNMA Master Index.

The graph compares a $10,000 investment in the First Investors Government Fund (Class A shares) beginning 9/30/01 with a theoretical investment in the BofA Merrill Lynch GNMA Master Index (the “Index”). The Index is a market capitalization-weighted index of securities backed by mortgage pools of the Government National Mortgage Association (GNMA). It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/11) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02, the maximum sales charge was 6.25%). The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (.44%), 4.53% and 3.82%, respectively, and the S.E.C. 30-Day Yield for September 2011 would have been 2.77%. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been .83%, 4.68% and 3.80%, respectively, and the S.E.C. 30-Day Yield for September 2011 would have been 2.25%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Bank of America Merrill Lynch & Co. and all other figures are from First Investors Management Company, Inc.

10

Portfolio of Investments
GOVERNMENT FUND
September 30, 2011

Principal
Amount	Security	Value
	RESIDENTIAL MORTGAGE-BACKED
	SECURITIES—99.0%
	Fannie Mae—6.5%
$ 8,433M	5%, 8/1/2039 – 11/1/2039	$ 9,121,642
12,651M	5.5%, 7/1/2033 – 10/1/2039	13,900,134
		23,021,776
	Government National Mortgage Association I
	Program—92.5%
112,873M	4.5%, 9/15/2033 – 8/15/2041	122,941,289
84,039M	5%, 6/15/2033 – 6/15/2040	92,752,801
47,927M	5.5%, 3/15/2033 – 10/15/2039	53,320,025
37,570M	6%, 3/15/2031 – 5/15/2040	42,267,941
10,702M	6.5%, 10/15/2028 – 3/15/2038	12,327,434
3,341M	7%, 1/15/2030 – 4/15/2034	3,943,285
		327,552,775
Total Value of Residential Mortgage-Backed Securities
(cost $331,702,737)	99.0%	350,574,551
Other Assets, Less Liabilities	1.0	3,537,359
Net Assets	100.0%	$354,111,910

11

Portfolio of Investments (continued))
GOVERNMENT FUND
September 30, 2011

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2011:

	Level 1	Level 2	Level 3	Total
Residential Mortgage-Backed
Securities	$—	$350,574,551	$—	$350,574,551

There were no transfers into or from Level 1 or Level 2 by the Fund during the year ended September 30, 2011.

12	See notes to financial statements

Portfolio Managers’ Letter
INVESTMENT GRADE FUND

Dear Investor:

This is the annual report for the First Investors Investment Grade Fund for the fis-cal year ended September 30, 2011. During the period, the Fund’s return on a net asset value basis was 2.5% for Class A shares and 1.8% for Class B shares, including dividends of 42.6 cents per share on Class A shares and 36.2 cents per share on Class B shares.

The Fund invests in investment grade fixed income securities. The majority of the Fund’s assets were in investment grade corporate bonds. The Fund also had as much as 5% of its assets in mortgage-backed securities and 2% in high yield corporate bonds.

The review period began with confidence in the increased financial strength of corporate issuers. However, over the next several months the positive tone was offset by certain systemic concerns. Weak economic data pointed toward an increased likelihood that the U.S. economy was moving in the direction of recession. Concern about rising eurozone deficits and debt levels led to multiple notch downgrades of European government debt and increased market scrutiny on sovereign risk. While the Fund did not have any direct exposure to European government debt, concerns about it had an impact on the Fund’s investments in U.S. corporate bonds due to the possibility that problems in Europe could result in a recession in the United States.

Interest rates moved lower (and bond prices rose) during the review period. The benchmark two-year U.S. Treasury note yield fell to an all-time low of 0.16%, ending the review period at 0.25%. The ten-year U.S. Treasury yield fell to 1.7% from 2.5%, the lowest level in over 50 years, closing the period at 1.9%. The decline in Treasury rates reflected slower-than-expected economic growth, preference for safe investments due to the uncertainty in Europe, and aggressive actions by the Federal Reserve (the “Fed”) to stimulate the economy.

Even after the downgrade of U.S. Government debt by Standard & Poor’s from AAA to AA+ in August, benchmark U.S. Treasury yields moved to record lows in anticipation of action by the Fed to lower long-term interest rates. By the end of the review period, corporate bond spreads had widened year-over-year as European sovereign risk concerns continued to weigh on the market. Nonetheless, the corporate bond market had a positive return of 4% for the period, according to Bank of America Merrill Lynch, due to the general decline in interest rates.

13

Portfolio Managers’ Letter (continued)
INVESTMENT GRADE FUND

The Fund underperformed the Bank of America Merrill Lynch U.S. Corporate Master Index during the review period. The relative performance was predominantly the result of the Fund’s underweight in corporate bonds with maturities greater than 10 years. Long maturity bonds had the highest returns during the review period, as falling 30-year U.S. Treasury yields reached all-time lows. This was somewhat offset by the Fund’s underweight in corporate bonds in the banking sector, which had negative returns for the review period.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

14

Fund Expenses (unaudited)
INVESTMENT GRADE FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/11)	(9/30/11)	(4/1/11–9/30/11)*
Expense Example – Class A Shares
Actual	$1,000.00	$1,033.99	$5.61
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,019.55	$5.57
Expense Example – Class B Shares
Actual	$1,000.00	$1,030.65	$9.16
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,016.05	$9.10

*	Expenses are equal to the annualized expense ratio of 1.10% for Class A shares and 1.80% for
Class B shares, multiplied by the average account value over the period, multiplied by 183/365
(to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2011, and are based on the total value of investments.

15

Cumulative Performance Information (unaudited)
INVESTMENT GRADE FUND

Comparison of change in value of $10,000 investment in the First Investors Investment Grade Fund (Class A shares) and the Bank of America (“BofA”) Merrill Lynch U.S. Corporate Master Index.

The graph compares a $10,000 investment in the First Investors Investment Grade Fund (Class A shares) beginning 9/30/01 with a theoretical investment in the BofA Merrill Lynch U.S. Corporate Master Index (the “Index”). The Index tracks the performance of U.S. dollar-denominated investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of $250 million. Bonds must be rated investment grade based on a composite of Moody’s and S&P. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/11) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02, the maximum sales charge was 6.25%). The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (3.53%), 3.96% and 4.21%, respectively, and the S.E.C. 30-Day Yield for September 2011 would have been 2.68%. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (2.22%), 4.12% and 4.16%, respectively, and the S.E.C. 30-Day Yield for September 2011 would have been 2.13%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Bank of America Merrill Lynch & Co. and all other figures are from First Investors Management Company, Inc.

16

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
September 30, 2011

Principal
Amount	Security	Value
	CORPORATE BONDS—93.1%
	Aerospace/Defense—.4%
$ 1,800M	BAE Systems Holdings, Inc., 4.95%, 2014 (a)	$ 1,932,329
	Agriculture—.7%
2,725M	Cargill, Inc., 6%, 2017 (a)	3,224,547
	Chemicals—1.7%
3,000M	Chevron Phillips Chemicals Co., LLC, 8.25%, 2019 (a)	3,790,851
4,000M	Dow Chemical Co., 4.25%, 2020	4,036,596
		7,827,447
	Consumer Durables—1.7%
2,100M	Black & Decker Corp., 5.75%, 2016	2,455,927
1,600M	Newell Rubbermaid, Inc., 6.75%, 2012	1,639,283
3,000M	Stanley Black & Decker, 5.2%, 2040	3,361,170
		7,456,380
	Energy—11.7%
3,900M	Canadian Oil Sands, Ltd., 7.75%, 2019 (a)	4,778,612
4,800M	DCP Midstream, LLC, 9.75%, 2019 (a)	6,395,851
4,000M	Enbridge Energy Partners, LP, 4.2%, 2021	3,963,672
3,675M	Maritime & Northeast Pipeline, LLC, 7.5%, 2014 (a)	3,975,071
4,000M	Nabors Industries, Inc., 6.15%, 2018	4,465,964
5,000M	Petrobras International Finance Co., 5.375%, 2021	5,105,000
4,100M	Reliance Holdings USA, Inc., 4.5%, 2020 (a)	3,768,905
5,800M	Spectra Energy Capital, LLC, 6.2%, 2018	6,561,128
4,400M	Suncor Energy, Inc., 6.85%, 2039	5,365,092
2,700M	Valero Energy Corp., 9.375%, 2019	3,464,870
4,000M	Weatherford International, Inc., 6.35%, 2017	4,523,512
		52,367,677
	Financial Services—13.3%
2,250M	Aflac, Inc., 8.5%, 2019	2,742,786
6,000M	American Express Co., 7%, 2018	7,107,600
2,000M	American International Group, Inc., 4.875%, 2016	1,919,466
2,800M	Amvescap, PLC, 5.375%, 2013	2,937,617
4,000M	BlackRock, Inc., 5%, 2019	4,392,680
3,260M	CoBank, ACB, 7.875%, 2018 (a)	3,927,087
1,800M	Compass Bank, 6.4%, 2017	1,926,819
2,950M	ERAC USA Finance Co., 6.375%, 2017 (a)	3,424,136

17

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
September 30, 2011

Principal
Amount	Security	Value
	Financial Services (continued)
$ 4,000M	FUEL Trust, 4.207%, 2016 (a)	$ 3,989,188
	General Electric Capital Corp.:
4,000M	5.625%, 2017	4,393,324
2,700M	5.5%, 2020	2,949,907
4,000M	Glencore Funding, LLC, 6%, 2014 (a)	4,118,916
	Harley-Davidson Funding Corp.:
3,800M	5.75%, 2014 (a)	4,147,031
2,100M	6.8%, 2018 (a)	2,448,495
4,000M	Protective Life Corp., 7.375%, 2019	4,372,072
4,600M	Prudential Financial Corp., 4.75%, 2015	4,806,351
		59,603,475
	Financials—16.8%
	Bank of America Corp.:
1,900M	5.65%, 2018	1,806,537
1,800M	5%, 2021	1,608,842
2,700M	Barclays Bank, PLC, 5.125%, 2020	2,650,293
2,500M	Bear Stearns Cos., Inc., 7.25%, 2018	2,950,797
	Citigroup, Inc.:
5,200M	6.375%, 2014	5,508,927
5,000M	6.125%, 2017	5,349,700
	Goldman Sachs Group, Inc.:
6,000M	6.15%, 2018	6,225,942
1,600M	6.125%, 2033	1,611,264
2,750M	6.75%, 2037	2,522,847
6,000M	JPMorgan Chase & Co., 6%, 2018	6,690,618
	Merrill Lynch & Co., Inc.:
4,000M	5%, 2015	3,871,860
3,600M	6.4%, 2017	3,494,570
5,000M	MF Global Holdings, Ltd., 6.25%, 2016	4,727,265
	Morgan Stanley:
5,800M	5.95%, 2017	5,631,365
5,000M	6.625%, 2018	4,966,760
6,000M	SunTrust Banks, Inc., 6%, 2017	6,637,068
2,200M	UBS AG, 5.875%, 2017	2,266,801
	Wells Fargo & Co.:
4,000M	5.625%, 2017	4,529,756
1,800M	4.6%, 2021	1,927,748
		74,978,960

18

Principal
Amount	Security	Value
	Food/Beverage/Tobacco—7.8%
$ 4,000M	Altria Group, Inc., 9.7%, 2018	$ 5,307,980
5,000M	Anheuser-Busch InBev Worldwide, Inc., 5.375%, 2020	5,835,370
2,700M	Bottling Group, LLC, 5.125%, 2019	3,158,457
1,980M	Bunge Limited Finance Corp., 5.35%, 2014	2,090,805
4,000M	Corn Products International, Inc., 4.625%, 2020	4,218,756
4,000M	Dr. Pepper Snapple Group, Inc., 6.82%, 2018	4,944,712
4,000M	Lorillard Tobacco Co., 6.875%, 2020	4,442,992
4,000M	Philip Morris International, Inc., 5.65%, 2018	4,733,352
		34,732,424
	Forest Products/Container—.6%
2,200M	International Paper Co., 9.375%, 2019	2,692,954
	Health Care—2.0%
4,000M	Biogen IDEC, Inc., 6.875%, 2018	4,906,724
2,400M	Novartis, 5.125%, 2019	2,837,520
1,000M	Roche Holdings, Inc., 6%, 2019 (a)	1,223,664
		8,967,908
	Information Technology—6.3%
3,000M	Cisco Systems, Inc., 4.95%, 2019	3,419,208
2,700M	Computer Sciences Corp., 6.5%, 2018	2,920,225
3,000M	Dell, Inc., 5.875%, 2019	3,421,848
4,000M	Harris Corp., 4.4%, 2020	4,263,584
8,000M	Motorola, Inc., 6%, 2017	8,867,232
	Pitney Bowes, Inc.:
900M	5%, 2015	953,236
4,000M	5.75%, 2017	4,106,396
		27,951,729
	Manufacturing—4.0%
2,700M	General Electric Co., 5.25%, 2017	3,003,861
6,700M	Ingersoll-Rand Global Holdings Co., 6.875%, 2018	8,227,446
3,200M	Johnson Controls, Inc., 5%, 2020	3,536,659
2,725M	Tyco Electronics Group SA, 6.55%, 2017	3,207,069
		17,975,035

19

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
September 30, 2011

Principal
Amount	Security	Value
	Media-Broadcasting—4.7%
$ 3,950M	British Sky Broadcasting Group, PLC, 9.5%, 2018 (a)	$ 5,083,697
	Comcast Corp.:
4,000M	5.15%, 2020	4,522,600
3,100M	6.95%, 2037	3,728,274
4,000M	DirecTV Holdings, LLC, 7.625%, 2016	4,304,184
3,000M	Time Warner Cable, Inc., 6.75%, 2018	3,495,789
		21,134,544
	Media-Diversified—1.0%
	McGraw-Hill Cos., Inc.:
1,800M	5.9%, 2017	1,949,049
2,300M	6.55%, 2037	2,505,802
		4,454,851
	Metals/Mining—4.6%
4,000M	Alcoa, Inc., 6.15%, 2020	4,058,796
5,000M	ArcelorMittal, 6.125%, 2018	4,833,330
3,800M	Newmont Mining Corp., 5.125%, 2019	4,143,292
2,595M	Rio Tinto Finance USA, Ltd., 6.5%, 2018	3,118,123
4,000M	Vale Overseas, Ltd., 5.625%, 2019	4,228,000
		20,381,541
	Real Estate Investment Trusts—5.8%
5,000M	Boston Properties, LP, 5.875%, 2019	5,496,665
3,000M	Digital Realty Trust, LP, 5.25%, 2021	2,975,031
5,000M	HCP, Inc., 5.375%, 2021	5,025,810
4,000M	ProLogis, LP, 6.625%, 2018	4,153,452
4,000M	Simon Property Group, LP, 5.75%, 2015	4,417,856
4,000M	Ventas Realty, LP, 4.75%, 2021	3,848,816
		25,917,630
	Retail-General Merchandise—1.6%
2,500M	GAP, Inc., 5.95%, 2021	2,355,635
4,000M	Home Depot, Inc., 5.875%, 2036	4,673,084
		7,028,719
	Telecommunications—.9%
3,300M	GTE Corp., 6.84%, 2018	3,980,318

20

Principal
Amount	Security	Value
	Transportation—1.8%
$ 3,000M	Con-way, Inc., 7.25%, 2018	$ 3,369,123
4,000M	GATX Corp., 8.75%, 2014	4,628,720
		7,997,843
	Utilities—4.8%
3,000M	E. ON International Finance BV, 5.8%, 2018 (a)	3,445,404
1,900M	Electricite de France SA, 6.5%, 2019 (a)	2,224,157
4,000M	Exelon Generation Co., LLC, 6.2%, 2017	4,516,044
	Great River Energy Co.:
602M	5.829%, 2017 (a)	672,830
3,700M	4.478%, 2030 (a)	3,890,746
3,000M	Ohio Power Co., 5.375%, 2021	3,362,388
2,561M	Sempra Energy, 9.8%, 2019	3,589,070
		21,700,639
	Waste Management—.9%
3,755M	Republic Services, Inc., 3.8%, 2018	3,910,247
Total Value of Corporate Bonds (cost $390,309,702)		416,217,197
	RESIDENTIAL MORTGAGE-BACKED
	SECURITIES—4.9%
	Fannie Mae
20,001M	5%, 12/1/2039 – 10/1/2040 (cost $20,901,762)	21,741,736
Total Value of Investments (cost $411,211,464)	98.0%	437,958,933
Other Assets, Less Liabilities	2.0	9,111,014
Net Assets	100.0%	$447,069,947

(a)	Security exempt from registration under Rule 144A of Securities Act of 1933 (see Note 4).

21

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
September 30, 2011

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2011:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$416,217,197	$—	$416,217,197
Residential Mortgage-Backed
Securities	—	21,741,736	—	21,741,736
Total Investments in Securities*	$—	$437,958,933	$—	$437,958,933

*	The Portfolio of Investments provides information on the industry categorization for corporate bonds.

There were no transfers into or from Level 1 or Level 2 by the Fund during the year ended
September 30, 2011.

22	See notes to financial statements

Portfolio Manager’s Letter
FUND FOR INCOME

Dear Investor:

This is the annual report for the First Investors Fund For Income for the fiscal year ended September 30, 2011. During the period, the Fund’s return on a net asset value basis was 1.0% for Class A shares and 0.4% for Class B shares, including dividends of 17.1 cents per share on Class A shares and 15.5 cents per share on Class B shares.

In the bond market, the first half of the reporting period was one of generally poor returns, at least for higher-quality paper. The Bank of America Merrill Lynch U.S. Broad Market Index returned –0.9%. Investment grade corporate bonds fell 0.6%, U.S. Treasury bonds declined by 2.8% and municipal bonds lost 4.2%.

High yield bonds, however, which are rated below investment grade and which are the most speculative sector, produced strong equity-like returns of 6.1%, according to the Bank of America Merrill Lynch BB-B U.S. Cash Pay High Yield Constrained Index (the “Index”).

The second half of the year was a mirror image of the first half. Investors who had been hungry for yield in what they believed was a modestly improving economic environment became fearful on the back of negative headlines out of Europe and weakening U.S. economic data. Fear of potential global recession replaced fear of inflation as the primary motivator for investors. A continuing European sovereign debt crisis, concerns about the European banks, the downgrade of the U.S. credit rating and fears of a double dip recession whipsawed investors. As in previous times of financial stress, markets generally became more correlated, with the exception of the highest quality and most liquid government securities such as U.S. Treasuries, which rallied thanks to their perceived safe haven status.

Credit markets, including high yield bonds, have also been subject to these sharp pricing swings. The unwinding of “double decker” funds, primarily in Asia, caused further technical pressure in high yield markets. (Double decker funds seek to increase yields by pairing junk bonds with foreign currency swaps.) By the end of the review period, high yield markets had given back much of what they gained in the first half of the year, with the Index finishing with a modest gain of just 1.9%.

In this environment, the Fund also produced a modest gain, outperforming the Index on a gross of fees basis, but underperforming fully net of fees. The Fund holds a higher percentage of large, liquid issues than the Index and those issues were the quickest to decline in price when the markets seized up near the end of the review period. Lower-quality, less liquid issues appeared to be more price-resilient because they could not be sold at all. We have already seen many portfolio names bounce back and believe that the portfolio is well positioned with creditworthy companies that should continue to produce highly attractive yields.

23

Portfolio Manager’s Letter (continued)
FUND FOR INCOME

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

24

Fund Expenses (unaudited)
FUND FOR INCOME

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/11)	(9/30/11)	(4/1/11–9/30/11)*
Expense Example – Class A Shares
Actual	$1,000.00	$952.97	$6.27
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,018.65	$6.48
Expense Example – Class B Shares
Actual	$1,000.00	$950.01	$9.68
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,015.14	$10.00

*	Expenses are equal to the annualized expense ratio of 1.28% for Class A shares and 1.98% for
Class B shares, multiplied by the average account value over the period, multiplied by 183/365
(to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2011, and are based on the total value of investments.

25

Cumulative Performance Information (unaudited)
FUND FOR INCOME

Comparison of change in value of $10,000 investment in the First Investors Fund For Income (Class A shares), the Bank of America (“BofA”) Merrill Lynch BB-B U.S. Cash Pay High Yield Constrained Index.

The graph compares a $10,000 investment in the First Investors Fund For Income (Class A shares) beginning 9/30/01 with a theoretical investment in the BofA Merrill Lynch BB-B U.S. Cash Pay High Yield Constrained Index (the “Index”). The Index contains all securities in the BofA Merrill Lynch U.S. Cash Pay High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/11) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02, the maximum sales charge was 6.25%). The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (4.77%), 1.55% and 5.06%, respectively, and the S.E.C. 30-Day Yield for September 2011 would have been 6.60%. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (3.43%), 1.77% and 5.11%, respectively, and the S.E.C. 30-Day Yield for September 2011 would have been 6.26%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The issuers of high yield bonds, in which the Fund primarily invests, pay higher interest rates because they have a greater likelihood of financial difficulty, which could result in their inability to repay the bonds fully when due. Prices of high yield bonds are also subject to greater fluctuations. Index figures are from Bank of America Merrill Lynch and all other figures are from First Investors Management Company, Inc.

26

Portfolio of Investments
FUND FOR INCOME
September 30, 2011

Principal
Amount	Security	Value
	CORPORATE BONDS—96.2%
	Automotive—4.6%
$ 5,225M	Chrysler Group LLC/CG Co – Issuer, Inc., 8.25%, 2021 (a)	$ 4,049,375
3,300M	Cooper Tire & Rubber Co., 8%, 2019	3,217,500
2,825M	Cooper-Standard Automotive, Inc., 8.5%, 2018	2,895,625
3,950M	Exide Technologies, 8.625%, 2018	3,693,250
2,525M	Ford Motor Co., 6.625%, 2028	2,518,556
2,575M	Hertz Corp., 6.75%, 2019	2,349,687
3,325M	Jaguar Land Rover, PLC, 7.75%, 2018 (a)	2,975,875
2,100M	Oshkosh Corp., 8.5%, 2020	2,047,500
		23,747,368
	Building Materials—3.1%
3,875M	Associated Materials, LLC, 9.125%, 2017	3,158,125
	Building Materials Corp.:
3,625M	6.875%, 2018 (a)	3,534,375
4,175M	7.5%, 2020 (a)	4,195,875
2,475M	Griffon Corp., 7.125%, 2018	2,196,562
3,700M	Texas Industries, Inc., 9.25%, 2020	2,895,250
		15,980,187
	Capital Goods—.6%
2,650M	Belden CDT, Inc., 9.25%, 2019	2,875,250
	Chemicals—3.7%
2,950M	Ferro Corp., 7.875%, 2018	2,964,750
1,325M	Huntsman International, LLC, 8.625%, 2021	1,275,313
1,750M	Kinove German Bondco GmbH, 9.625%, 2018 (a)	1,592,500
3,325M	Lyondell Chemical Co., 11%, 2018	3,607,625
2,575M	Polymer Group, Inc., 7.75%, 2019 (a)	2,581,438
1,200M	PolyOne Corp., 7.375%, 2020	1,209,000
	Solutia, Inc.:
3,925M	8.75%, 2017	4,199,750
1,275M	7.875%, 2020	1,348,313
		18,778,689
	Consumer Durables—.5%
2,975M	Sealy Mattress Co., 8.25%, 2014	2,818,813

27

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2011

Principal
Amount	Security	Value
	Consumer Non-Durables—1.3%
$ 3,200M	Easton-Bell Sports, Inc., 9.75%, 2016	$ 3,360,000
375M	Levi Strauss & Co., 7.625%, 2020	350,625
3,025M	Phillips Van-Heusen Corp., 7.375%, 2020	3,168,688
		6,879,313
	Energy—14.0%
1,600M	Antero Resources Finance Corp., 7.25%, 2019 (a)	1,528,000
	Basic Energy Services, Inc.:
450M	7.125%, 2016	418,500
2,600M	7.75%, 2019 (a)	2,483,000
2,925M	Berry Petroleum Co., 8.25%, 2016	2,998,125
1,850M	Chesapeake Energy Corp., 7.25%, 2018	1,979,500
	Concho Resources, Inc.:
2,300M	8.625%, 2017	2,449,500
625M	7%, 2021	625,000
1,225M	6.5%, 2022	1,212,750
	Consol Energy, Inc.:
1,875M	8%, 2017	1,968,750
3,700M	8.25%, 2020	3,912,750
	Copano Energy, LLC:
550M	7.75%, 2018	565,125
1,025M	7.125%, 2021	1,007,062
4,750M	Crosstex Energy, LP, 8.875%, 2018	4,892,500
2,000M	Denbury Resources, Inc., 8.25%, 2020	2,110,000
2,750M	El Paso Corp., 6.5%, 2020	2,950,469
1,575M	El Paso Pipeline Partners Operating Co., LLC, 5%, 2021	1,585,631
750M	Encore Acquisition Co., 9.5%, 2016	813,750
2,500M	Expro Finance Luxembourg SCA, 8.5%, 2016 (a)	2,187,500
	Ferrellgas Partners, LP:
3,450M	9.125%, 2017	3,501,750
1,663M	8.625%, 2020	1,621,425
3,975M	Forest Oil Corp., 7.25%, 2019	3,895,500
3,375M	Genesis Energy, LP, 7.875%, 2018 (a)	3,223,125
850M	Helix Energy Solutions Group, Inc., 9.5%, 2016 (a)	867,000
	Hilcorp Energy I, LP:
175M	7.75%, 2015 (a)	177,187
3,875M	8%, 2020 (a)	3,962,188

28

Principal
Amount	Security	Value
	Energy (continued)
	Inergy, LP:
$ 2,475M	7%, 2018	$ 2,338,875
975M	6.875%, 2021	892,125
1,500M	Linn Energy, LLC, 6.5%, 2019 (a)	1,387,500
2,450M	Murray Energy Corp., 10.25%, 2015 (a)	2,352,000
	Penn Virginia Corp.:
1,025M	10.375%, 2016	1,078,813
800M	7.25%, 2019	744,000
	Quicksilver Resources, Inc.:
1,075M	8.25%, 2015	1,026,625
2,100M	11.75%, 2016	2,278,500
2,550M	9.125%, 2019	2,511,750
1,975M	Sandridge Energy, Inc., 7.5%, 2021 (a)	1,826,875
1,600M	SESI, LLC, 6.375%, 2019 (a)	1,552,000
600M	SM Energy Co., 6.625%, 2019 (a)	600,000
		71,525,150
	Financials—5.0%
	Ally Financial, Inc.:
3,700M	6.25%, 2017	3,236,982
5,525M	8%, 2020	5,127,863
	Ford Motor Credit Co., LLC:
3,100M	6.625%, 2017	3,231,961
4,600M	5.875%, 2021	4,583,992
800M	General Motors Financial Co., 6.75%, 2018 (a)	788,000
	International Lease Finance Corp.:
500M	5.875%, 2013	485,000
5,450M	8.625%, 2015	5,429,563
1,900M	8.75%, 2017	1,914,250
775M	8.25%, 2020	761,438
		25,559,049
	Food/Beverage/Tobacco—1.0%
	CF Industries, Inc.:
2,000M	6.875%, 2018	2,237,500
725M	7.125%, 2020	827,406
2,700M	JBS USA, LLC, 7.25%, 2021 (a)	2,254,500
		5,319,406

29

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2011

Principal
Amount	Security	Value
	Food/Drug—1.9%
$ 5,175M	McJunkin Red Man Corp., 9.5%, 2016	$ 4,761,000
3,600M	NBTY, Inc., 9%, 2018	3,703,500
1,525M	Tops Holding Corp./Tops Markets, LLC, 10.125%, 2015	1,532,625
		9,997,125
	Forest Products/Containers—3.0%
2,375M	Clearwater Paper Corp., 7.125%, 2018	2,369,062
1,750M	Exopack Holding Corp., 10%, 2018 (a)	1,645,000
1,400M	JSG Funding, PLC (Smurfit Kappa Funding, PLC), 7.75%, 2015	1,351,000
2,675M	Mercer International, Inc., 9.5%, 2017	2,641,563
3,050M	Reynolds Group Escrow, LLC, 7.75%, 2016 (a)	3,072,875
1,725M	Reynolds Group Issuer, Inc., 9%, 2019 (a)	1,474,875
	Sealed Air Corp.:
1,750M	8.125%, 2019 (a)(b)	1,771,875
925M	8.375%, 2021 (a)(b)	936,563
		15,262,813
	Gaming/Leisure—1.4%
1,775M	Ameristar Casinos, Inc., 7.5%, 2021 (a)	1,726,187
2,300M	MCE Finance, Ltd., 10.25%, 2018	2,449,500
1,550M	National CineMedia, LLC, 7.875%, 2021	1,542,250
675M	NCL Corp., Ltd., 11.75%, 2016	762,750
769M	Yonkers Racing Corp., 11.375%, 2016 (a)	788,225
		7,268,912
	Health Care—6.4%
4,375M	Aviv Healthcare Properties, LP, 7.75%, 2019	4,145,312
1,250M	Capella Healthcare, 9.25%, 2017 (a)	1,193,750
4,750M	Community Health Systems, Inc., 8.875%, 2015	4,678,750
2,475M	ConvaTec Healthcare, 10.5%, 2018 (a)	2,190,375
1,425M	DaVita, Inc., 6.375%, 2018	1,371,563
4,400M	Genesis Health Ventures, Inc., 9.75%, 2015 (c)(d)	2,750
	HCA, Inc.:
1,675M	6.5%, 2020	1,641,500
4,800M	7.5%, 2022	4,440,000
1,950M	7.75%, 2021 (a)	1,837,875
	Healthsouth Corp.:
2,275M	7.25%, 2018	2,172,625
1,175M	7.75%, 2022	1,072,187
4,000M	IASIS Healthcare, LLC, 8.375%, 2019 (a)	3,260,000

30

Principal
Amount	Security	Value
	Health Care (continued)
$ 265M	Select Medical Corp., 7.625%, 2015	$ 230,881
1,600M	Universal Hospital Services, Inc., 8.5%, 2015 (a)	1,566,000
	Vanguard Health Holding Co. II, LLC:
1,925M	8%, 2018	1,775,813
1,075M	7.75%, 2019	963,469
		32,542,850
	Information Technology—2.8%
	Equinix, Inc.:
1,875M	8.125%, 2018	1,982,812
1,250M	7%, 2021	1,248,437
	Fidelity National Information Services, Inc.:
1,200M	7.625%, 2017	1,254,000
2,400M	7.875%, 2020	2,508,000
725M	iGATE Corp., 9%, 2016 (a)	677,875
	Jabil Circuit, Inc.:
350M	7.75%, 2016	387,625
3,825M	8.25%, 2018	4,350,938
2,100M	MEMC Electronic Materials, Inc., 7.75%, 2019	1,821,750
		14,231,437
	Manufacturing—2.8%
2,400M	Amsted Industries, 8.125%, 2018 (a)	2,496,000
3,850M	Case New Holland, Inc., 7.875%, 2017	4,119,500
4,825M	Manitowoc Co., Inc., 8.5%, 2020	4,390,750
2,325M	Park-Ohio Industries, Inc., 8.125%, 2021	2,185,500
1,275M	Terex Corp., 10.875%, 2016	1,357,875
		14,549,625
	Media-Broadcasting—4.5%
2,800M	Allbritton Communication Co., 8%, 2018	2,646,000
	Belo Corp.:
4,000M	7.25%, 2027	3,330,000
725M	7.75%, 2027	619,875
4,225M	Cumulus Media, Inc., 7.75%, 2019 (a)	3,580,687
2,475M	Nexstar/Mission Broadcasting, Inc., 8.875%, 2017	2,456,438
	Sinclair Television Group, Inc.:
4,000M	9.25%, 2017 (a)	4,220,000
1,000M	8.375%, 2018	990,000
5,250M	XM Satellite Radio, Inc., 7.625%, 2018 (a)	5,328,750
		23,171,750

31

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2011

Principal
Amount	Security	Value

	Media-Cable TV—6.9%
$ 3,525M	Cablevision Systems Corp., 8.625%, 2017	$ 3,688,031
	CCO Holdings, LLC:
350M	7%, 2019 (a)	340,375
2,500M	7%, 2019	2,437,500
2,975M	Cequel Communications Holdings I, Inc., 8.625%, 2017 (a)	2,960,125
	Clear Channel Worldwide:
2,500M	9.25%, 2017 Series “A”	2,550,000
5,450M	9.25%, 2017 Series “B”	5,599,875
4,900M	DISH DBS Corp., 7.875%, 2019	5,022,500
1,525M	Echostar DBS Corp., 7.125%, 2016	1,551,687
3,525M	Quebecor Media, Inc., 7.75%, 2016	3,536,313
4,850M	UPC Germany GmbH, 8.125%, 2017 (a)	4,874,250
2,800M	UPC Holding BV, 9.875%, 2018 (a)	2,814,000
		35,374,656
	Media-Diversified—1.5%
3,400M	Entravision Communications Corp., 8.75%, 2017	3,204,500
3,200M	Lamar Media Corp., 7.875%, 2018	3,216,000
1,000M	NAI Entertainment Holdings, LLC, 8.25%, 2017 (a)	1,035,000
		7,455,500
	Metals/Mining—6.5%
3,400M	AK Steel Corp., 7.625%, 2020	2,996,250
	Arch Coal, Inc.:
2,375M	7.25%, 2020	2,291,875
975M	7.25%, 2021 (a)	943,312
	FMG Resources (August 2006) Property, Ltd.:
1,250M	6.375%, 2016 (a)	1,131,250
1,550M	6.875%, 2018 (a)	1,371,750
2,600M	JMC Steel Group, 8.25%, 2018 (a)	2,457,000
2,750M	Metals USA, Inc., 11.125%, 2015	2,811,875
5,025M	Novelis, Inc., 8.375%, 2017	4,999,875
1,225M	Thompson Creek Metals Co., Inc., 7.375%, 2018 (a)	1,108,625
	United States Steel Corp.:
850M	7%, 2018	769,250
5,675M	7.375%, 2020	5,135,875
2,425M	Vedanta Resources, PLC, 9.5%, 2018 (a)	2,134,000

32

Principal
Amount	Security	Value
	Metals/Mining (continued)
	Vulcan Materials Co.:
$ 1,875M	6.5%, 2016	$ 1,730,149
800M	6.4%, 2017	752,000
1,275M	7%, 2018	1,224,000
1,750M	7.5%, 2021	1,635,323
		33,492,409
	Real Estate Investment Trusts—.8%
800M	CB Richard Ellis Service, 6.625%, 2020	772,000
	Developers Diversified Realty Corp.:
675M	9.625%, 2016	765,166
550M	7.875%, 2020	583,570
	Omega Healthcare Investors, Inc.:
950M	6.75%, 2022	910,813
975M	7.5%, 2020	989,625
		4,021,174
	Retail-General Merchandise—5.3%
3,825M	DineEquity, Inc., 9.5%, 2018	3,815,437
2,050M	J.C. Penney Corp., Inc., 7.95%, 2017	2,193,500
	Limited Brands, Inc.:
2,050M	8.5%, 2019	2,326,750
600M	6.625%, 2021	607,500
2,325M	Needle Merger Sub Corp., 8.125%, 2019 (a)	2,034,375
	QVC, Inc.:
2,025M	7.5%, 2019 (a)	2,166,750
375M	7.375%, 2020 (a)	401,250
2,300M	Sears Holding Corp., 6.625%, 2018	1,909,000
4,900M	Toys R Us Property Co. I, Inc., 10.75%, 2017	5,206,250
1,400M	Toys R Us Property Co. II, Inc., 8.5%, 2017	1,372,000
3,150M	Wendy’s/Arby’s Restaurants, LLC, 10%, 2016	3,331,125
475M	Yankee Acquisition Corp., 8.5%, 2015	458,375
1,675M	YCC Holdings, LLC/Yankee Finance, Inc., 10.25%, 2016	1,432,125
		27,254,437

33

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2011

Principal
Amount	Security	Value
	Services—2.3%
$ 2,050M	CoreLogic, Inc., 7.25%, 2021 (a)	$ 1,850,125
850M	FTI Consulting, Inc., 6.75%, 2020	824,500
	Iron Mountain, Inc.:
1,525M	7.75%, 2019	1,521,188
2,300M	8.375%, 2021	2,357,500
2,500M	PHH Corp., 9.25%, 2016	2,581,250
2,375M	Reliance Intermediate Holdings, LP, 9.5%, 2019 (a)	2,505,625
		11,640,188
	Telecommunications—7.9%
	Citizens Communications Co.:
5,500M	7.125%, 2019	5,266,250
775M	9%, 2031	664,562
2,900M	Clearwire Communications, LLC, 12%, 2015 (a)	2,472,250
	Frontier Communications Corp.:
1,875M	8.125%, 2018	1,846,875
1,250M	8.5%, 2020	1,218,750
2,125M	GCI, Inc., 8.625%, 2019	2,225,937
5,575M	Inmarsat Finance, PLC, 7.375%, 2017 (a)	5,616,813
	Intelsat Jackson Holdings, Ltd.:
1,125M	7.25%, 2019 (a)	1,046,250
1,175M	7.5%, 2021 (a)	1,095,688
2,875M	8.5%, 2019	2,817,500
	Sprint Capital Corp.:
4,675M	6.9%, 2019	4,020,500
3,825M	6.875%, 2028	2,878,313
6,850M	Wind Acquisition Finance SA, 11.75%, 2017 (a)	5,856,750
	Windstream Corp.:
1,725M	7.875%, 2017	1,755,188
1,775M	7.75%, 2020	1,739,500
		40,521,126
	Transportation—2.8%
4,200M	Aguila 3 SA, 7.875%, 2018 (a)	3,843,000
4,575M	CHC Helicopter SA, 9.25%, 2020 (a)	3,911,625
	Navios Maritime Holdings:
2,025M	8.875%, 2017	1,984,500
2,700M	8.125%, 2019	2,268,000
2,700M	Swift Services Holdings, Inc., 10%, 2018	2,416,500
		14,423,625

34

Principal
Amount
or Shares		Security	Value
		Utilities—5.2%
		AES Corp.:
$ 875M		9.75%, 2016	$ 945,000
800M		8%, 2017	808,000
1,275M		7.375%, 2021 (a)	1,211,250
2,600M		Calpine Construction Finance Co., LP, 8%, 2016 (a)	2,678,000
2,775M		Calpine Corp., 7.5%, 2021 (a)	2,664,000
3,750M		Energy Future Holdings Corp., 10%, 2020	3,656,250
1,522M		Indiantown Cogeneration Utilities, LP, 9.77%, 2020	1,600,634
2,750M		Intergen NV, 9%, 2017 (a)	2,811,875
		NRG Energy, Inc.:
4,625M		7.375%, 2017	4,792,656
2,350M		7.625%, 2019 (a)	2,150,250
1,375M		8.5%, 2019	1,333,750
1,935M		NSG Holdings, LLC, 7.75%, 2025 (a)	1,886,625
			26,538,290
		Wireless Communications—.4%
		MetroPCS Wireless, Inc.:
1,025M		7.875%, 2018	999,375
1,050M		6.625%, 2020	926,625
			1,926,000
Total Value of Corporate Bonds (cost $517,518,604)			493,155,142
		COMMON STOCKS—.0%
		Automotive—.0%
37,387	*	Safelite Glass Corporation – Class “B” (c)	4,767
2,523	*	Safelite Realty Corporation (c)	25
			4,792
		Telecommunications—.0%
8	*	Viatel Holding (Bermuda), Ltd. (c)	—
18,224	*	World Access, Inc.	9
			9
Total Value of Common Stocks (cost $385,770)			4,801
Total Value of Investments (cost $517,904,374)		96.2%	493,159,943
Other Assets, Less Liabilities		3.8	19,258,706
Net Assets		100.0%	$512,418,649

35

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2011

*	Non-income producing
(a)	Security exempt from registration under Rule 144A of Securities Act of 1933 (see Note 4).
(b)	A portion or all of the security purchased on a when-issued or delayed delivery basis (see Note 1G).
(c)	Securities valued at fair value (see Note 1A)
(d)	In default as to principal and/or interest payment

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2011:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$493,152,392	$2,750	$493,155,142
Common Stocks	9	—	4,792	4,801
Total Investments in Securities*	$9	$493,152,392	$7,542	$493,159,943

*	The Portfolio of Investments provides information on the industry categorization for the portfolio.

There were no transfers into or from Level 1 or Level 2 by the Fund during the year ended
September 30, 2011.

36

The following is a reconciliation of Fund investments valued using Level 3 inputs for the period:

	Investments	Investments
	in	in	Investments
	Corporate	Common	in
	Bonds	Stocks	Warrants	Total
Balance, September 30, 2010	$6,329	$7,315	$—	$13,644
Net purchases (sales)*	(5,549,285)	—	5,534,961	(14,324)
Change in unrealized
appreciation (depreciation)*	5,545,706	(2,523)	—	5,543,183
Realized loss*	—	—	(5,534,961)	(5,534,961)
Transfer in and/or out of Level 3	—	—	—	—
Balance, September 30, 2011	$2,750	$4,792	$—	$7,542

*	Includes conversion of Corporate Bond to Warrants which were subsequently sold.

The following is a summary of Level 3 inputs by industry:

Automotive	$4,792
Health Care	2,750
Telecommunications	—
$7,542

See notes to financial statements	37

Portfolio Composition (unaudited)
FUND FOR INCOME

The dollar weighted average of credit ratings of all bonds held by the Fund during the fiscal year ended September 30, 2011 and the dollar weighted average of the total of the Fund’s investments in step bonds during the 2011 fiscal year, computed on a monthly basis, are set forth below. This information reflects the average composition of the Fund’s assets during the 2011 fiscal year and is not necessarily representative of the Fund as of the end of its 2011 fiscal year, the current fiscal year or at any other time in the future.

		Comparable Quality of
	Rated by	Unrated Securities to
	Moody’s	Bonds Rated by Moody’s
A1	0.04%	0.00%
Baa2	0.41	0.00
Baa3	0.56	0.00
Ba1	4.15	0.00
Ba2	12.27	0.00
Ba3	11.64	0.00
BB+	0.00	0.26
BB	0.00	0.27
B+	0.00	0.26
B	0.00	0.25
B1	23.17	0.00
B2	19.89	0.00
B3	20.47	0.00
Caa1	4.54	0.00
Caa2	0.18	0.00
Caa	0.89	0.00

38

Portfolio Managers’ Letter
TOTAL RETURN FUND

Dear Investor:

This is the annual report for the First Investors Total Return Fund for the fiscal year ended September 30, 2011. During the period, the Fund’s return on a net asset value basis was 1.7% for Class A shares and 1.0% for Class B shares, including dividends of 34.3 cents per share on Class A shares and 23.5 cents per share on Class B shares.

For the review period, returns were barely positive and mostly reflected contributions from the Fund’s income and dividends. While much of the past year reflected optimism around a global recovery, severe economic events in Europe sent volatility measures soaring and equity markets tumbling. Overall returns ended the period under review at the low point.

Given the volatile nature of the financial markets, the Fund maintained an average weighting of 37% in fixed income investments and 4% in cash and cash equivalents to help generate investment income and provide capital stability. On the equity side, the Fund sought a balanced approach, seeking out stocks that offered both growth and income as a way of managing through uneven economic times. The overall equities weighting was consistent throughout the review period, averaging 59%.

Fixed Income

The Total Return Fund’s fixed income allocation provided positive returns and helped buffer shareholders from equity market volatility during the review period. The broad U.S. bond market gained 5.2%, as measured by the Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Master Index. Corporate bonds, which comprised the majority of the Fund’s fixed income assets, were up 4%.

The bond market benefited from the general decline in interest rates due to safe haven buying of U.S. Treasuries, slower than expected economic activity, and aggressive actions by the Federal Reserve to stimulate economic growth. The benchmark two-year U.S. Treasury note yield fell to 0.25% from 0.43%, touching an all-time low of 0.16% in late September. The ten-year Treasury note yield declined to 1.9% from 2.5%, ending a bit higher than the more than 50 year low of 1.7% in late September.

The Fund’s bond allocation was diversified among investment grade corporate bonds (24% of Fund assets), mortgage-backed securities (9%), U.S. agency notes (3%), and municipal bonds (1%). While the Fund benefited from its fixed income holdings, the decision to underweight U.S. Treasury bonds and overweight corporate bonds had a negative impact on performance.

Equities

The equity markets dropped precipitously into the end of the reporting period, as fears of an oncoming recession loomed, dominated by headlines from Europe. For the period under review, the S&P 500 Index, which had been up as much as 20% through late April, ended the period barely above the level at which it had started. While economic data has shown slight improvements, most indicators remain near their lows, and clarity on the European sovereign debt crisis remains elusive.

Performance for the stock portion of the Fund reflected the challenging macro environment, and was not immune to increased volatility. The Fund’s strategy of multi-cap investing (owning large-, mid- and small-size companies) was beneficial during the earlier part of the year, but hurt results during the market downdraft in August and September,

39

Portfolio Managers’ Letter (continued)
TOTAL RETURN FUND

when small- and mid-cap stocks fell over 20% during the last quarter of the fiscal year. The defensive strategy of owning dividend-paying stocks was beneficial, as those names performed slightly better than the markets.

Among sectors, shares of industrials, consumer discretionary, consumer staples and telecommunications stocks led performers. The Fund also benefited from remaining underweight in financials. Areas that lagged included energy, technology and health care.

Within industrials, shares of Goodrich, a maker of aerospace components, rallied 64% on the news it had agreed to be acquired by United Technologies. The Fund also benefited from its investments in certain smaller names as well, as shares of flooring and ceiling tile maker Armstrong Worldwide and ocean freight container leasing company TAL International, rose on strong earnings and solid dividend performance.

Notable consumer discretionary performers were retailers Limited Brands and Pier One Imports, direct seller Tupperware Brands, and global fast food giant McDonalds. Notable individual performers within consumer staples included shares of direct seller of beauty products and nutriceuticals NuSkin Enterprises, global beverage leader Coca-Cola, and tobacco giants Altria Group and Philip Morris International.

In addition to Goodrich, the Fund continued to benefit from mergers and acquisitions of its holdings. In total, nine of the Fund’s holdings received offers during the period under review. Shares of First Mercury Financial, New Alliance Bancshares, Genzyme, Com-mscope, SRA International, National Semiconductor, Varian Semiconductor and Temple Inland were merged or acquired during the year, resulting in a performance benefit during the period under review.

The Fund has continued to maintain a diverse market capitalization allocation, ending the review period with 63% large cap, 12% mid cap and 25% small cap, according to Lipper’s market capitalization ranges. This is consistent with the Fund’s long-term strategy. The Fund’s weighting within larger-cap stocks helped to benefit overall returns for the period. Small- and mid-cap names, while performing better on a relative basis, were a drag on performance due to weighting and absolute returns.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

40

Fund Expenses (unaudited)
TOTAL RETURN FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/11)	(9/30/11)	(4/1/11–9/30/11)*
Expense Example – Class A Shares
Actual	$1,000.00	$918.26	$6.40
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,018.40	$6.73
Expense Example – Class B Shares
Actual	$1,000.00	$915.46	$9.75
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,014.89	$10.25

*	Expenses are equal to the annualized expense ratio of 1.33% for Class A shares and 2.03% for
Class B shares, multiplied by the average account value over the period, multiplied by 183/365
(to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2011, and are based on the total market value of investments.

41

Cumulative Performance Information (unaudited)
TOTAL RETURN FUND

Comparison of change in value of $10,000 investment in the First Investors Total Return Fund (Class A shares), the Bank of America (“BofA”) Merrill Lynch U.S. Corporate, Government & Mortgage Master Index and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Total Return Fund (Class A shares) beginning 9/30/01 with theoretical investments in the BofA Merrill Lynch U.S. Corporate, Government & Mortgage Master Index and the Standard & Poor’s 500 Index (the “Indices”). The BofA Merrill Lynch U.S. Corporate, Government & Mortgage Master Index tracks the performance of U.S. dollar-denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, quasi-government, corporate and residential mortgage pass-through securities. Qualifying securities must have an investment grade rating. Qualifying U.S. Treasuries must have at least one-year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $1 billion. Qualifying U.S. agency, foreign government, supranational and corporate securities must have at least one-year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $250 million. Qualifying residential mortgage pass-through securities include both fixed rate and hybrid securities publicly issued by U.S. agencies. 30-year, 20-year, 15-year and interest-only fixed rate mortgage pools are included in the Index provided they have at least one year remaining term to final maturity and a minimum amount outstanding of at least $5 billion per generic coupon and $250 million per production year within each generic coupon. Hybrid mortgage pools that reset versus 1-year CMT, 1 year LIBOR or 6-month LIBOR during their adjustable rate period are also included in the Index provided they have at least $2.5 billion per generic coupon and $250 million per production year within each generic coupon. The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/11) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02, the maximum sales charge was 6.25%). The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for Ten Years would have been 3.10%. The Class B “S.E.C. Standardized” Average Annual Total Return for Ten Years would have been 3.26%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. BofA Merrill Lynch U.S. Corporate, Government & Mortgage Master Index figures are from Bank of America Merrill Lynch & Co. and Standard & Poor’s 500 Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

42

Portfolio of Investments
TOTAL RETURN FUND
September 30, 2011

Shares		Security	Value
		COMMON STOCKS—57.8%
		Consumer Discretionary—8.0%
73,400		American Greetings Corporation – Class “A”	$ 1,357,900
75,300		Best Buy Company, Inc.	1,754,490
41,900	*	BorgWarner, Inc.	2,536,207
133,700		CBS Corporation – Class “B”	2,724,806
20,700		CEC Entertainment, Inc.	589,329
26,200		Coach, Inc.	1,357,946
19,600	*	GameStop Corporation – Class “A”	452,760
60,000	*	GNC Acquisition Holdings, Inc.	1,207,200
57,100		Home Depot, Inc.	1,876,877
80,000		Limited Brands, Inc.	3,080,800
28,300		McDonald’s Corporation	2,485,306
146,300		Newell Rubbermaid, Inc.	1,736,581
8,800		Oxford Industries, Inc.	301,840
271,400	*	Pier 1 Imports, Inc.	2,654,292
44,000	*	Steiner Leisure, Ltd.	1,793,880
210,500		Stewart Enterprises, Inc – Class “A”	1,252,475
35,100	*	TRW Automotive Holdings Corporation	1,148,823
19,400		Tupperware Brands Corporation	1,042,556
88,060		Wyndham Worldwide Corporation	2,510,591
			31,864,659
		Consumer Staples—6.2%
151,700		Altria Group, Inc.	4,067,077
65,600		Avon Products, Inc.	1,285,760
41,900		Coca-Cola Company	2,830,764
54,700		CVS Caremark Corporation	1,836,826
25,700		McCormick & Company, Inc.	1,186,312
41,600		Nu Skin Enterprises, Inc. – Class “A”	1,685,632
20,100		PepsiCo, Inc.	1,244,190
80,100		Philip Morris International, Inc.	4,996,638
23,700		Procter & Gamble Company	1,497,366
46,300		Walgreen Company	1,522,807
46,900		Wal-Mart Stores, Inc.	2,434,110
			24,587,482
		Energy—5.5%
35,900		Anadarko Petroleum Corporation	2,263,495
20,700	*	C&J Energy Services, Inc.	340,308
15,200		Chevron Corporation	1,406,304

43

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2011

Shares		Security	Value
		Energy (continued)
45,000		ConocoPhillips	$ 2,849,400
49,000		Ensco, PLC (ADR)	1,981,070
47,927		ExxonMobil Corporation	3,480,938
1,897		Hugoton Royalty Trust	40,311
78,386		Marathon Oil Corporation	1,691,570
30,643		Marathon Petroleum Corporation	829,200
15,900		National Oilwell Varco, Inc.	814,398
72,800	*	Noble Corporation	2,136,680
21,700		Sasol, Ltd. (ADR)	881,020
91,200		Suncor Energy, Inc.	2,320,128
18,270		Transocean, Ltd.	872,210
			21,907,032
		Financials—6.1%
43,100		American Express Company	1,935,190
49,100		Ameriprise Financial, Inc.	1,932,576
130,400		Brookline Bancorp, Inc.	1,005,384
58,650		Discover Financial Services	1,345,431
93,500		Financial Select Sector SPDR Fund (ETF)	1,106,105
105,500		FirstMerit Corporation	1,198,480
51,200		Invesco, Ltd.	794,112
80,000		JPMorgan Chase & Company	2,409,600
24,500		M&T Bank Corporation	1,712,550
56,200		Morgan Stanley	758,700
163,300		New York Community Bancorp, Inc.	1,943,270
41,900		PNC Financial Services Group, Inc.	2,019,161
62,300		SPDR KBW Regional Banking (ETF)	1,203,013
117,672	*	Sunstone Hotel Investors, Inc. (REIT)	669,554
65,300		U.S. Bancorp	1,537,162
97,600		Urstadt Biddle Properties – Class “A” (REIT)	1,558,672
40,100		Wells Fargo & Company	967,212
			24,096,172
		Health Care—5.7%
54,200		Abbott Laboratories	2,771,788
15,000		Amgen, Inc.	824,250
18,700		Baxter International, Inc.	1,049,818
45,900	*	Gilead Sciences, Inc.	1,780,920
29,400		Hill-Rom Holdings, Inc.	882,588
56,200		Johnson & Johnson	3,580,502
30,600	*	Medco Health Solutions, Inc.	1,434,834

44

Shares		Security	Value
		Health Care (continued)
65,700		Merck & Company, Inc.	$ 2,149,047
175,380		Pfizer, Inc.	3,100,718
40,200		Sanofi-Aventis (ADR)	1,318,560
21,400		St. Jude Medical, Inc.	774,466
62,000	*	Thermo Fisher Scientific, Inc.	3,139,680
			22,807,171
		Industrials—10.7%
52,500		3M Company	3,768,975
79,004	*	Altra Holdings, Inc.	914,076
44,900		Armstrong World Industries, Inc.	1,546,356
26,800		Caterpillar, Inc.	1,978,912
60,100		Chicago Bridge & Iron Company NV – NY Shares	1,720,663
29,600	*	Esterline Technologies Corporation	1,534,464
35,700	*	Generac Holdings, Inc.	671,517
44,800		General Electric Company	682,752
32,400		Goodrich Corporation	3,910,032
51,100		Honeywell International, Inc.	2,243,801
50,300		IDEX Corporation	1,567,348
15,500		Lockheed Martin Corporation	1,125,920
63,100		* Mobile Mini, Inc.	1,037,364
17,800		Northrop Grumman Corporation	928,448
30,800		Parker Hannifin Corporation	1,944,404
61,647	*	PGT, Inc.	77,059
31,300	*	Pinnacle Airlines Corporation	91,709
25,100		Raytheon Company	1,025,837
26,210		Republic Services, Inc.	735,453
50,200		Snap-on, Inc.	2,228,880
157,500		TAL International Group, Inc.	3,928,050
72,300		Textainer Group Holdings, Ltd.	1,466,244
61,700	*	Thermon Group Holdings, Inc.	852,694
100,175		Tyco International, Ltd.	4,082,131
36,800		United Technologies Corporation	2,589,248
			42,652,337
		Information Technology—10.9%
6,200	*	Apple, Inc.	2,363,316
65,000		Avago Technologies, Ltd.	2,130,050
208,500	*	Brocade Communications Systems, Inc.	900,720
16,200	*	CACI International, Inc. – Class “A”	809,028
67,900	*	Checkpoint Systems, Inc.	922,082

45

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2011

Shares or
Principal
Amount		Security	Value
		Information Technology (continued)
110,900		Cisco Systems, Inc.	$ 1,717,841
12,400	*	Coherent, Inc.	532,704
134,600	*	EMC Corporation	2,825,254
60,600		Hewlett-Packard Company	1,360,470
107,400		Intel Corporation	2,290,842
41,400		International Business Machines Corporation	7,246,242
83,200		Intersil Corporation – Class “A”	856,128
161,600		Microsoft Corporation	4,022,224
178,400	*	NCR Corporation	3,013,176
89,100	*	Parametric Technology Corporation	1,370,358
79,200		QUALCOMM, Inc.	3,851,496
94,600	*	Symantec Corporation	1,541,980
74,000		TE Connectivity, Ltd.	2,082,360
19,700	*	Varian Semiconductor Equipment Associates, Inc.	1,204,655
137,776		Western Union Company	2,106,595
			43,147,521
		Materials—3.2%
60,400		Buckeye Technologies, Inc.	1,456,244
48,100		Celanese Corporation – Series “A”	1,564,693
60,100		Freeport-McMoRan Copper & Gold, Inc.	1,830,045
98,800		Kronos Worldwide, Inc.	1,588,704
14,100		Praxair, Inc.	1,318,068
91,300		RPM International, Inc.	1,707,310
104,550		Temple-Inland, Inc.	3,279,733
			12,744,797
		Telecommunication Services—1.4%
81,200		AT&T, Inc.	2,315,824
82,700		Verizon Communications, Inc.	3,043,360
			5,359,184
		Utilities—.1%
16,100		Atmos Energy Corporation	522,445
Total Value of Common Stocks (cost $207,247,297)			229,688,800
		CORPORATE BONDS—24.4%
		Aerospace/Defense—.6%
$ 1,000M		BAE Systems Holdings, Inc., 4.95%, 2014 (a)	1,073,516
1,000M		United Technologies Corp., 6.125%, 2019	1,228,141
			2,301,657

46

Principal
Amount	Security	Value
	Agriculture—.3%
$1,000M	Cargill, Inc., 6%, 2017 (a)	$ 1,183,320
	Chemicals—.6%
1,000M	Chevron Phillips Chemicals, Co., LLC, 8.25%, 2019 (a)	1,263,617
1,000M	Dow Chemical Co., 4.25%, 2020	1,009,149
		2,272,766
	Consumer Durables—.2%
700M	Newell Rubbermaid, Inc., 6.75%, 2012	717,186
	Energy—2.5%
500M	Canadian Oil Sands, Ltd., 7.75%, 2019 (a)	612,642
1,000M	DCP Midstream, LLC, 9.75%, 2019 (a)	1,332,469
1,000M	Enbridge Energy Partners, LP, 4.2%, 2021	990,918
919M	Maritime & Northeast Pipeline, LLC, 7.5%, 2014 (a)	993,768
1,000M	Nabors Industries, Inc., 5.375%, 2012	1,031,995
1,000M	Petrobras International Finance Co., 5.375%, 2021	1,021,000
1,000M	Reliance Holdings USA, Inc., 4.5%, 2020 (a)	919,245
500M	Spectra Energy Capital, LLC, 6.2%, 2018	565,614
1,000M	Suncor Energy, Inc., 6.1%, 2018	1,167,791
1,000M	Valero Energy Corp., 9.375%, 2019	1,283,285
		9,918,727
	Financial Services—3.1%
1,000M	Aflac, Inc., 8.5%, 2019	1,219,016
1,000M	American Express Co., 7%, 2018	1,184,600
1,000M	Ameriprise Financial, Inc., 5.3%, 2020	1,107,237
1,000M	BlackRock, Inc., 5%, 2019	1,098,170
1,000M	Caterpillar Financial Services Corp., 5.85%, 2017	1,188,094
1,000M	CoBank, ACB, 7.875%, 2018 (a)	1,204,628
1,000M	ERAC USA Finance Co., 6.375%, 2017 (a)	1,160,724
1,000M	Ford Motor Credit Co., LLC, 5.625%, 2015	1,008,415
1,000M	General Electric Capital Corp., 5.625%, 2017	1,098,331
1,000M	Harley-Davidson Funding Corp., 5.75%, 2014 (a)	1,091,324
1,000M	Prudential Financial Corp., 4.75%, 2015	1,044,859
		12,405,398

47

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2011

Principal
Amount	Security	Value
	Financials—3.2%
$1,000M	Bank of America Corp., 5.65%, 2018	$ 950,809
	Citigroup, Inc.:
1,000M	6.375%, 2014	1,059,409
1,000M	6.125%, 2017	1,069,940
1,000M	Goldman Sachs Group, Inc., 6.15%, 2018	1,037,657
2,000M	JPMorgan Chase & Co., 6%, 2018	2,230,206
1,000M	Merrill Lynch & Co., Inc., 5%, 2015	967,965
1,000M	Morgan Stanley, 6.625%, 2018	993,352
1,000M	Siemens Financieringsmaatschappij NV, 5.75%, 2016 (a)	1,170,530
1,000M	SunTrust Banks, Inc., 6%, 2017	1,106,178
1,000M	UBS AG, 5.875%, 2017	1,030,364
1,000M	Wells Fargo & Co., 5.625%, 2017	1,132,439
		12,748,849
	Food/Beverage/Tobacco—2.6%
1,000M	Altria Group, Inc., 9.7%, 2018	1,326,995
1,000M	Anheuser-Busch InBev Worldwide, Inc., 6.875%, 2019	1,274,381
1,000M	Bottling Group, LLC, 5.125%, 2019	1,169,799
1,000M	Bunge Limited Finance Corp., 5.35%, 2014	1,055,962
1,000M	ConAgra Foods, Inc., 5.875%, 2014	1,086,191
1,000M	Corn Products International, Inc., 4.625%, 2020	1,054,689
1,000M	Diageo Capital, PLC, 5.75%, 2017	1,169,602
1,000M	Dr. Pepper Snapple Group, Inc., 6.82%, 2018	1,236,178
1,000M	Philip Morris International, Inc., 5.65%, 2018	1,183,338
		10,557,135
	Forest Products/Containers—.3%
1,000M	International Paper Co., 9.375%, 2019	1,224,070
	Health Care—.9%
1,000M	Biogen IDEC, Inc., 6.875%, 2018	1,226,681
1,000M	Novartis, 5.125%, 2019	1,182,300
1,000M	Roche Holdings, Inc., 6%, 2019 (a)	1,223,664
		3,632,645
	Information Technology—1.7%
1,000M	Cisco Systems, Inc., 4.95%, 2019	1,139,736
1,000M	Computer Sciences Corp., 6.5%, 2018	1,081,565
1,000M	Dell, Inc., 5.875%, 2019	1,140,616

48

Principal
Amount	Security	Value
	Information Technology (continued)
$1,000M	Harris Corp., 4.4%, 2020	$ 1,065,896
1,000M	Motorola, Inc., 6%, 2017	1,108,404
1,000M	Pitney Bowes, Inc., 5%, 2015	1,059,151
		6,595,368
	Manufacturing—.9%
1,000M	Ingersoll-Rand Global Holdings Co., 6.875%, 2018	1,227,977
1,000M	John Deere Capital Corp., 5.35%, 2018	1,183,484
1,000M	Johnson Controls, Inc., 5%, 2020	1,105,206
		3,516,667
	Media-Broadcasting—1.1%
1,000M	British Sky Broadcasting Group, PLC, 9.5%, 2018 (a)	1,287,012
1,000M	Comcast Corp., 5.15%, 2020	1,130,650
1,000M	DirecTV Holdings, LLC, 7.625%, 2016	1,076,046
1,000M	Time Warner Cable, Inc., 6.2%, 2013	1,080,723
		4,574,431
	Media-Diversified—.3%
1,000M	McGraw-Hill Cos., Inc., 5.9%, 2017	1,082,805
	Metals/Mining—1.3%
1,000M	Alcoa, Inc., 6.15%, 2020	1,014,699
1,000M	ArcelorMittal, 6.125%, 2018	966,666
1,000M	Newmont Mining Corp., 5.125%, 2019	1,090,340
1,000M	Rio Tinto Finance USA, Ltd., 6.5%, 2018	1,201,589
1,000M	Vale Overseas, Ltd., 5.625%, 2019	1,057,000
		5,330,294
	Real Estate Investment Trusts—1.1%
1,000M	Boston Properties, LP, 5.875%, 2019	1,099,333
1,000M	Digital Realty Trust, LP, 5.25%, 2021	991,677
1,000M	Prologis, LP, 6.625%, 2018	1,038,363
1,000M	Simon Property Group, LP, 5.75%, 2015	1,104,464
		4,233,837
	Retail-General Merchandise—.3%
1,000M	Home Depot, Inc., 5.875%, 2036	1,168,271

49

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2011

Principal
Amount	Security	Value
	Telecommunications—.6%
$ 800M	GTE Corp., 6.84%, 2018	$ 964,926
1,000M	Verizon Communications, Inc., 8.75%, 2018	1,341,001
		2,305,927
	Transportation—.5%
1,000M	Con-way, Inc., 7.25%, 2018	1,123,041
750M	GATX Corp., 8.75%, 2014	867,885
		1,990,926
	Utilities—2.3%
1,000M	Atmos Energy Corp., 8.5%, 2019	1,352,298
1,000M	Consolidated Edison Co. of New York, 7.125%, 2018	1,278,411
1,000M	E. ON International Finance BV, 5.8%, 2018 (a)	1,148,468
1,000M	Electricite de France SA, 6.5%, 2019 (a)	1,170,609
1,000M	Exelon Generation Co., LLC, 6.2%, 2017	1,129,011
548M	Great River Energy Co., 5.829%, 2017 (a)	611,664
1,000M	Ohio Power Co., 5.375%, 2021	1,120,796
1,000M	Sempra Energy, 9.8%, 2019	1,401,433
		9,212,690
Total Value of Corporate Bonds (cost $90,537,324)		96,972,969
	RESIDENTIAL MORTGAGE-BACKED
	SECURITIES—9.9%
	Fannie Mae—5.3%
971M	4%, 12/1/2040	1,019,083
2,379M	5%, 4/1/2040	2,596,281
8,567M	5.5%, 5/1/2033 – 10/1/2039	9,409,503
4,766M	6%, 5/1/2036 – 8/1/2037	5,262,310
1,458M	6.5%, 11/1/2033 – 6/1/2036	1,628,103
902M	7%, 3/1/2032 – 8/1/2032	1,053,364
		20,968,644
	Freddie Mac—3.3%
4,733M	4.5%, 11/1/2039 – 6/1/2041	5,035,412
6,579M	5.5%, 5/1/2038 – 1/1/2040	7,206,115
837M	6%, 9/1/2032 – 6/1/2035	927,755
		13,169,282

50

Principal
Amount	Security	Value
	Government National Mortgage Association II
	Program—1.3%
$4,977M	4.5%, 7/20/2041	$ 5,404,785
Total Value of Residential Mortgage-Backed Securities (cost $37,401,346)		39,542,711
	U.S. GOVERNMENT AGENCY
	OBLIGATIONS—2.7%
	Fannie Mae:
1,000M	2.5%, 2014	1,049,198
1,000M	1.625%, 2015	1,026,501
1,000M	1.25%, 2016	999,331
1,000M	1%, 2022	999,263
1,000M	5%, 2031	1,020,231
1,000M	Federal Farm Credit Bank, 1.75%, 2013	1,017,765
	Freddie Mac:
1,000M	5.125%, 2016	1,185,566
1,000M	5.125%, 2017	1,204,935
	Tennessee Valley Authority:
1,000M	4.375%, 2015	1,125,087
1,000M	4.5%, 2018	1,161,797
Total Value of U.S. Government Agency Obligations (cost $10,340,201)		10,789,674
	MUNICIPAL BONDS—1.1%
1,500M	Maryland St. GO, 5%, 2020	1,864,410
500M	New York State Power Auth. Rev., 5%, 2022 (b)	606,695
500M	South Carolina St. Pub. Svc. Auth. Rev., 5%, 2021	599,290
1,000M	Wisconsin St. GO, 5%, 2018	1,202,850
Total Value of Municipal Bonds (cost $4,301,671)		4,273,245
	U.S. GOVERNMENT FDIC GUARANTEED
	DEBT—.2%
	Financials
1,000M	Citigroup Funding, Inc., 1.875%, 2012 (cost $1,001,408)	1,016,063
Total Value of Investments (cost $350,829,247)	96.1%	382,283,462
Other Assets, Less Liabilities	3.9	15,397,283
Net Assets	100.0%	$397,680,745

*	Non-income producing
(a)	Security exempt from registration under Rule 144A of Securities Act of 1933 (see Note 4).
(b)	A portion or all of the security purchased on a when-issued or delayed delivery basis (see Note 1G).

51

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2011

Summary of Abbreviations:
ADR	American Depositary Receipts
ETF	Exchange Traded Fund
GO	General Obligation
REIT	Real Estate Investment Trusts

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2011:

	Level 1	Level 2	Level 3	Total
Common Stocks	$229,688,800	$—	$—	$229,688,800
Corporate Bonds	—	96,972,969	—	96,972,969
Residential Mortgage-Backed
Securities	—	39,542,711	—	39,542,711
U.S. Government Agency
Obligations	—	10,789,674	—	10,789,674
Municipal Bonds	—	4,273,245	—	4,273,245
U.S. Government FDIC
Guaranteed Debt	—	1,016,063	—	1,016,063
Total Investments in Securities*	$229,688,800	$152,594,662	$—	$382,283,462

*	The Portfolio of Investments provides information on the industry categorization for common stocks and corporate bonds.

There were no transfers into or from Level 1 or Level 2 by the Fund during the year ended
September 30, 2011.

52	See notes to financial statements

Portfolio Manager’s Letter
VALUE FUND

Dear Investor:

This is the annual report for the First Investors Value Fund for the fiscal year ended September 30, 2011. During the period, the Fund’s return on a net asset value basis was –3.1% for Class A shares and –3.9% for Class B shares, including dividends of 10.9 cents per share on Class A shares and 5.8 cents per share on Class B shares.

At the beginning of the review period, the markets reflected a positive bias, building on encouraging economic data and strong corporate earnings. The S&P 500 Index had risen nearly 20% through April 2011, and had recovered much of the ground lost during the 2008 financial crisis.

By late spring of 2011, however, macroeconomic issues in Europe began heating up again, as Greece faltered, and would likely default on its sovereign debt without a rescue from its fellow European Union neighbors. From that point forward, equity markets became highly correlated to the flow of largely negative headline news coming out of Europe. While the Fund does not invest in European stocks, activities in that region can have a significant impact on U.S. markets. The stress on international markets began to spread, as European financial institutions had enormous exposure, and could not bear the potential financial losses without significant capital infusions. Economic growth, in turn, began to slow, affecting both the United States and the rest of the world.

The markets corrected during May and June, but began to rally once again as second quarter earnings reports looked strong. Hopes were dashed during July, however, as the U.S. debt ceiling negotiations put the federal government on the brink of insolvency and a credit ratings downgrade by Standard & Poor’s that followed eroded any remaining confidence. Fears of another financial meltdown resurfaced. Volatility soared, and any investments that were perceived as risky were sold without prejudice.

The markets dropped precipitously into the end of the reporting period, as fears of an oncoming recession loomed. The S&P 500 Index ended the period down 10% for the year-to-date, a 30-percentage point swing from the April 29th level, and only slightly positive for the reporting period. While economic data has shown slight improvements, most indicators remain near their lows, and clarity on the European sovereign debt crisis remains elusive.

The Fund’s return for the year compared to the S&P 500 Index reflects the fact that value stocks generally lagged both the broad market and growth stocks during the reporting period. In addition, the Fund’s multi-cap strategy worked against it when compared with the benchmark index. During the year, small-cap stocks did

53

Portfolio Manager’s Letter (continued)
VALUE FUND

not keep up with large-cap stocks. The Fund holds more small-cap stocks than the S&P 500 Index.

With regard to sectors, the Fund’s performance was most negative among financials, although negative returns were also generated in the materials, information technology, industrials and consumer discretionary sectors.

Hewlett Packard, a major technology company, was the single biggest detractor from the Fund’s performance. Strategic missteps by Hewlett Packard’s CEO ultimately cost him his job. Avon Products, a direct marketer of beauty products, was a poor performer as was electronics retailer Best Buy. Among financials, JPMorgan Chase and Morgan Stanley were the biggest laggards.

Sectors that generated positive investment results included utilities, telecommunications services, energy, consumer staples and health care. Top contributors to the Fund over the course of the period included National Semiconductor, which agreed to be acquired at a hefty premium, telecom behemoth Verizon Communications and Coca-Cola, the well-known soft drink titan.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

*	Sean Reidy became the portfolio manager of the Value Fund effective November 18, 2011.

54

Fund Expenses (unaudited)
VALUE FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/11)	(9/30/11)	(4/1/11–9/30/11)*
Expense Example – Class A Shares
Actual	$1,000.00	$847.02	$6.25
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,018.30	$6.83
Expense Example – Class B Shares
Actual	$1,000.00	$843.96	$9.48
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,014.79	$10.35

*	Expenses are equal to the annualized expense ratio of 1.35% for Class A shares and 2.05% for
Class B shares, multiplied by the average account value over the period, multiplied by 183/365
(to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2011, and are based on the total market value of investments.

55

Cumulative Performance Information (unaudited)
VALUE FUND

Comparison of change in value of $10,000 investment in the First Investors Value Fund (Class A shares) and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Value Fund (Class A shares) beginning 9/30/01 with a theoretical investment in the Standard & Poor’s 500 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/11) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02 the maximum sales charge was 6.25%). The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

56

Portfolio of Investments (continued)
VALUE FUND
September 30, 2011

Shares	Security	Value
	COMMON STOCKS—96.1%
	Consumer Discretionary—11.5%
148,100	American Eagle Outfitters, Inc.	$ 1,735,732
85,900	American Greetings Corporation – Class “A”	1,589,150
96,800	Best Buy Company, Inc.	2,255,440
104,100	Brown Shoe Company, Inc.	741,192
52,100	Carnival Corporation	1,578,630
101,300	Chico’s FAS, Inc.	1,157,859
101,400	Comcast Corporation – Special Shares “A”	2,097,966
36,300	Fortune Brands, Inc.	1,963,104
48,700	Genuine Parts Company	2,473,960
64,300	Home Depot, Inc.	2,113,541
121,000	International Game Technology	1,758,130
78,900	J.C. Penney Company, Inc.	2,112,942
167,500	Lowe’s Companies, Inc.	3,239,450
2,800	McDonald’s Corporation	245,896
120,000	Newell Rubbermaid, Inc.	1,424,400
42,900	Omnicom Group, Inc.	1,580,436
123,700	Staples, Inc.	1,645,210
61,400	Target Corporation	3,011,056
64,633	Time Warner, Inc.	1,937,051
92,600	Walt Disney Company	2,792,816
		37,453,961
	Consumer Staples—15.9%
63,100	Archer-Daniels-Midland Company	1,565,511
104,300	Avon Products, Inc.	2,044,280
25,200	Clorox Company	1,671,516
69,600	Coca-Cola Company	4,702,176
81,400	ConAgra Foods, Inc.	1,971,508
86,700	CVS Caremark Corporation	2,911,386
21,900	Diageo, PLC (ADR)	1,662,867
39,300	H.J. Heinz Company	1,983,864
62,500	Kimberly-Clark Corporation	4,438,125
144,200	Kraft Foods, Inc. – Class “A”	4,842,236
99,400	Kroger Company	2,182,824
83,413	PepsiCo, Inc.	5,163,265
64,800	Philip Morris International, Inc.	4,042,224
40,400	Procter & Gamble Company	2,552,472

57

Portfolio of Investments (continued)
VALUE FUND
September 30, 2011

Shares	Security	Value
	Consumer Staples (continued)
91,150	Safeway, Inc.	$ 1,515,825
85,900	Walgreen Company	2,825,251
110,900	Wal-Mart Stores, Inc.	5,755,710
		51,831,040
	Energy—10.7%
58,900	Chevron Corporation	5,449,428
69,800	ConocoPhillips	4,419,736
40,300	Devon Energy Corporation	2,234,232
31,060	Diamond Offshore Drilling, Inc.	1,700,224
82,400	ExxonMobil Corporation	5,984,712
43,800	Hess Corporation	2,297,748
132,100	Marathon Oil Corporation	2,850,718
57,200	Marathon Petroleum Corporation	1,547,832
31,600	Occidental Petroleum Corporation	2,259,400
65,500	Royal Dutch Shell, PLC – Class “A” (ADR)	4,029,560
50,400	Tidewater, Inc.	2,119,320
		34,892,910
	Financials—12.5%
38,300	ACE, Ltd.	2,320,980
46,300	Ameriprise Financial, Inc.	1,822,368
40,803	Capital One Financial Corporation	1,617,023
46,056	Chubb Corporation	2,762,899
52,000	Comerica, Inc.	1,194,440
18,500	EMC Insurance Group, Inc.	340,400
79,100	First Financial Bancorp.	1,091,580
41,200	First Potomac Realty Trust (REIT)	513,764
150,600	FirstMerit Corporation	1,710,816
37,900	IBERIABANK Corporation	1,783,574
79,600	Invesco, Ltd.	1,234,596
160,700	Investors Real Estate Trust (REIT)	1,157,040
117,800	JPMorgan Chase & Company	3,548,136
68,200	Kemper Corporation	1,634,072
34,500	M&T Bank Corporation	2,411,550
65,600	MetLife, Inc.	1,837,456
78,700	Morgan Stanley	1,062,450
153,200	People’s United Financial, Inc.	1,746,480
37,900	PNC Financial Services Group, Inc.	1,826,401

58

Shares	Security	Value
	Financials (continued)
92,700	Protective Life Corporation	$ 1,448,901
79,100	Tower Group, Inc.	1,808,226
32,800	Travelers Companies, Inc.	1,598,344
138,500	Wells Fargo & Company	3,340,620
130,500	Westfield Financial, Inc.	859,995
		40,672,111
	Health Care—10.8%
116,900	Abbott Laboratories	5,978,266
47,100	Baxter International, Inc.	2,644,194
23,500	Becton, Dickinson & Company	1,723,020
59,100	GlaxoSmithKline, PLC (ADR)	2,440,239
97,900	Johnson & Johnson	6,237,209
70,600	Medtronic, Inc.	2,346,744
138,311	Merck & Company, Inc.	4,524,153
69,000	Novartis AG (ADR)	3,848,130
243,100	Pfizer, Inc.	4,298,008
20,200	Quest Diagnostics, Inc.	997,072
		35,037,035
	Industrials—12.1%
38,600	3M Company	2,771,094
33,600	Armstrong World Industries, Inc.	1,157,184
77,500	Avery Dennison Corporation	1,943,700
50,500	Con-way, Inc.	1,117,565
75,500	Curtiss-Wright Corporation	2,176,665
45,700	Dover Corporation	2,129,620
40,400	Dun & Bradstreet Corporation	2,474,904
39,500	Emerson Electric Company	1,631,745
55,400	Equifax, Inc.	1,702,996
31,400	General Dynamics Corporation	1,786,346
156,800	General Electric Company	2,389,632
53,900	Honeywell International, Inc.	2,366,749
57,900	Illinois Tool Works, Inc.	2,408,640
74,100	ITT Corporation	3,112,200
97,000	Koninklijke Philips Electronics NV – NY Shares	1,740,180
52,600	TAL International Group, Inc.	1,311,844
41,300	Textainer Group Holdings, Ltd.	837,564

59

Portfolio of Investments (continued)
VALUE FUND
September 30, 2011

Shares	Security	Value
	Industrials (continued)
42,000	Triumph Group, Inc.	$ 2,047,080
42,075	Tyco International, Ltd.	1,714,556
40,400	United Parcel Service, Inc. – Class “B”	2,551,260
		39,371,524
	Information Technology—9.0%
85,000	Automatic Data Processing, Inc.	4,007,750
73,365	Bel Fuse, Inc. – Class “B”	1,143,760
250,000	Cisco Systems, Inc.	3,872,500
135,000	Hewlett-Packard Company	3,030,750
124,700	Intel Corporation	2,659,851
154,700	Intersil Corporation – Class “A”	1,591,863
38,700	Maxim Integrated Products, Inc.	902,871
178,500	Microsoft Corporation	4,442,865
89,800	Molex, Inc.	1,829,226
27,800	QUALCOMM, Inc.	1,351,914
51,275	TE Connectivity, Ltd.	1,442,879
56,400	Texas Instruments, Inc.	1,503,060
106,000	Western Union Company	1,620,740
		29,400,029
	Materials—5.2%
76,200	Alcoa, Inc.	729,234
87,800	Bemis Company, Inc.	2,573,418
22,600	Compass Minerals International, Inc.	1,509,228
111,900	Dow Chemical Company	2,513,274
72,700	DuPont (E.I.) de Nemours & Company	2,905,819
129,000	Glatfelter	1,704,090
34,500	Globe Specialty Metals, Inc.	500,940
101,400	H.B. Fuller Company	1,847,508
59,100	Sonoco Products Company	1,668,393
103,500	Steel Dynamics, Inc.	1,026,720
		16,978,624

60

Shares	Security		Value
	Telecommunication Services—4.0%
208,230	AT&T, Inc.		$ 5,938,720
29,045	CenturyLink, Inc.		961,970
47,000	Telephone & Data Systems, Inc. – Special Shares		929,190
140,500	Verizon Communications, Inc.		5,170,400
			13,000,280
	Utilities—4.4%
52,900	American Electric Power Company, Inc.		2,011,258
86,750	MDU Resources Group, Inc.		1,664,732
43,600	NextEra Energy, Inc.		2,355,272
110,900	NiSource, Inc.		2,371,042
87,600	Portland General Electric Company		2,075,244
56,300	Southwest Gas Corporation		2,036,371
66,400	Vectren Corporation		1,798,112
			14,312,031
Total Value of Common Stocks (cost $320,102,258)			312,949,545
	PREFERRED STOCKS—.4%
	Telecommunication Services
49,500	AT&T, Inc., 6.375%, 2056 (cost $1,235,523)		1,322,145
Total Value of Investments (cost $321,337,781)		96.5%	314,271,690
Other Assets, Less Liabilities		3.5	11,226,216
Net Assets		100.0%	$325,497,906

Summary of Abbreviations:
ADR	American Depositary Receipts
REIT	Real Estate Investment Trusts

61

Portfolio of Investments (continued)
VALUE FUND
September 30, 2011

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2011:

	Level 1	Level 2	Level 3	Total
Common Stocks	$312,949,545	$—	$—	$312,949,545
Preferred Stocks	1,322,145	—	—	1,322,145
Total Investments in Securities*	$314,271,690	$—	$—	$314,271,690

*	The Portfolio of Investments provides information on the industry categorization for the portfolio.

There were no transfers into or from Level 1 or Level 2 by the Fund during the year ended September 30, 2011.

62	See notes to financial statements

Portfolio Managers’ Letter
BLUE CHIP FUND*

Dear Investor:

This is the annual report for the First Investors Blue Chip Fund for the fiscal year ended September 30, 2011. During the period, the Fund’s return on a net asset value basis was –1.7% for Class A shares and –2.4% for Class B shares, including dividends of 18.8 cents per share on Class A shares and 4.5 cents per share on Class B shares.

At the beginning of the review period, the markets reflected a positive bias, building on encouraging economic data and strong corporate earnings. The S&P 500 Index had risen nearly 20% through April 2011, and had recovered much of the ground lost during the 2008 financial crisis.

By late spring of 2011, however, macroeconomic issues in Europe began heating up again, as Greece faltered, and would likely default on its sovereign debt without a rescue from its fellow European Union neighbors. From that point forward, equity markets became highly correlated to the flow of largely negative headline news coming out of Europe. The stress on that marketplace began to spread, as European fi-nancial institutions had enormous exposure, and could not bear the potential financial losses without significant capital infusions. Economic growth, in turn, began to slow, affecting both the United States and the rest of the world.

The markets corrected during May and June, but began to rally once again as second quarter earnings reports looked strong. Hopes were dashed during July, however, as the U.S. debt ceiling negotiations put the federal government on the brink of insolvency and a credit ratings downgrade by Standard & Poor’s that followed eroded any remaining confidence. Fears of another financial meltdown resurfaced. Volatility soared, and any investments that were perceived as risky were sold without prejudice.

The markets dropped precipitously into the end of the reporting period, as fears of an oncoming recession loomed. The S&P 500 Index ended the period down 10% for the year-to-date, a 30-percentage point swing from the April 29th level, and only slightly positive for the reporting period. While economic data has shown slight improvements, most indicators remain near their lows, and clarity on the European sovereign debt crisis remains elusive.

The Fund’s return for the reporting period was due to a variety of factors. On the positive side, the Fund benefited from stock selection among its top holdings. Exxon Mobil had a good year, mirroring the rising price of crude oil. Apple also rose based on the strength of its innovative product line. IBM and Coca-Cola also produced good returns, benefiting from their roles as leaders in their fields. All of these names are top ten positions in the Fund. The Fund also saw good returns in other top ten positions, including Intel and Microsoft.

63

Portfolio Managers’ Letter (continued)
BLUE CHIP FUND*

We also saw a recent purchase by the Fund, Goodrich Corporation, agree to be acquired by United Technologies Corporation. Goodrich was up 64% on news of the acquisition. In addition, Verizon had a strong year as investors bid up the shares in anticipation of the company acquiring the Apple iPhone.

On the negative side, the Fund’s performance was hurt by stock selection in consumer discretionary. Best Buy, the home and electronics retailer, has seen its stock price take a hit on increased Internet competition and an oversupply of TVs in the market place. Our recent purchase of CBS Corporation was down based on concerns about a slowdown in advertising.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

*	On September 15, 2011, the Board of Trustees of First Investors Equity Funds approved the reorganization of the First Investors Blue Chip Fund into the First Investors Growth
& Income Fund. On or about December 9, 2011, or as soon thereafter as practicable, the Class A and Class B shares of the Blue Chip Fund held by each shareholder will be exchanged for Class A and Class B shares, respectively, of the Growth & Income Fund with the same aggregate value as the shareholder had in the Blue Chip Fund immediately before the reorganization. Shareholders of the Blue Chip Fund will become shareholders of the Growth & Income Fund and the Blue Chip Fund will then be terminated.

The exchange of shares of the Blue Chip Fund for shares of the Growth & Income Fund is intended to be a tax-free transaction for federal income tax purposes and as such, it is not considered a taxable event. Until the reorganization takes place, the Blue Chip Fund will be closed to purchase orders from new shareholders but existing shareholders may continue to invest in the Fund.

**	Mr. Miska and Mr. Reidy became co-managers of the Blue Chip Fund on May 23, 2011.

64

Fund Expenses (unaudited)
BLUE CHIP FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/11)	(9/30/11)	(4/1/11–9/30/11)*
Expense Example – Class A Shares
Actual	$1,000.00	$862.16	$6.77
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,017.80	$7.33
Expense Example – Class B Shares
Actual	$1,000.00	$859.10	$10.02
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,014.29	$10.86

*	Expenses are equal to the annualized expense ratio of 1.45% for Class A shares and 2.15% for Class B shares, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2011, and are based on the total market value of investments.

65

Cumulative Performance Information (unaudited)
BLUE CHIP FUND

Comparison of change in value of $10,000 investment in the First Investors Blue Chip Fund (Class A shares) and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Blue Chip Fund (Class A shares) beginning 9/30/01 with a theoretical investment in the Standard & Poor’s 500 Index (the ”Index”). The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/11) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02, the maximum sales charge was 6.25%). The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for Ten Years would have been (.18%). The Class B “S.E.C. Standardized” Average Annual Total Return for Ten Years would have been .06%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

66

Portfolio of Investments
BLUE CHIP FUND
September 30, 2011

Shares		Security	Value
		COMMON STOCKS—95.3%
		Consumer Discretionary—8.1%
154,400		Best Buy Company, Inc.	$ 3,597,520
20,000	*	BorgWarner, Inc.	1,210,600
147,000		CBS Corporation – Class “B”	2,995,860
65,000		Home Depot, Inc.	2,136,550
100,000		Limited Brands, Inc.	3,851,000
141,100		Lowe’s Companies, Inc.	2,728,874
29,100		McDonald’s Corporation	2,555,562
26,800		Target Corporation	1,314,272
43,000		Viacom, Inc. – Class “B”	1,665,820
100,000		Walt Disney Company	3,016,000
115,000		Wyndham Worldwide Corporation	3,278,650
			28,350,708
		Consumer Staples—10.4%
110,500		Avon Products, Inc.	2,165,800
91,300		Coca-Cola Company	6,168,228
100,000		CVS Caremark Corporation	3,358,000
104,324		Kraft Foods, Inc. – Class “A”	3,503,200
91,000		PepsiCo, Inc.	5,632,900
81,700		Philip Morris International, Inc.	5,096,446
65,000		Procter & Gamble Company	4,106,700
70,500		Walgreen Company	2,318,745
80,000		Wal-Mart Stores, Inc.	4,152,000
			36,502,019
		Energy—12.1%
38,000		Anadarko Petroleum Corporation	2,395,900
99,800		Chevron Corporation	9,233,496
90,270		ConocoPhillips	5,715,897
51,500		Devon Energy Corporation	2,855,160
105,000		ExxonMobil Corporation	7,626,150
31,700		Hess Corporation	1,662,982
128,000		Marathon Oil Corporation	2,762,240
50,000		Marathon Petroleum Corporation	1,353,000
47,500		National Oilwell Varco, Inc.	2,432,950
69,800	*	Noble Corporation	2,048,630
48,300		Schlumberger, Ltd.	2,884,959
65,000		Suncor Energy, Inc.	1,653,600
			42,624,964

67

Portfolio of Investments (continued)
BLUE CHIP FUND
September 30, 2011

Shares		Security	Value
		Financials—10.9%
39,500		ACE, Ltd.	$ 2,393,700
74,300		Allstate Corporation	1,760,167
92,800		American Express Company	4,166,720
51,400		Ameriprise Financial, Inc.	2,023,104
49,900		Chubb Corporation	2,993,501
173,668		JPMorgan Chase & Company	5,230,880
30,700		M&T Bank Corporation	2,145,930
101,000		MetLife, Inc.	2,829,010
50,000		PNC Financial Services Group, Inc.	2,409,500
66,000		State Street Corporation	2,122,560
65,200		Travelers Companies, Inc.	3,177,196
175,000		U.S. Bancorp	4,119,500
126,600		Wells Fargo & Company	3,053,592
			38,425,360
		Health Care—15.1%
136,600		Abbott Laboratories	6,985,724
59,900		Amgen, Inc.	3,291,505
31,000	*	Biogen Idec, Inc.	2,887,650
21,100		Bristol-Myers Squibb Company	662,118
70,900	*	Gilead Sciences, Inc.	2,750,920
100,000		Johnson & Johnson	6,371,000
26,800		McKesson Corporation	1,948,360
50,500	*	Medco Health Solutions, Inc.	2,367,945
44,300		Medtronic, Inc.	1,472,532
123,300		Merck & Company, Inc.	4,033,143
52,300		Novartis AG (ADR)	2,916,771
354,078		Pfizer, Inc.	6,260,099
57,500		St. Jude Medical, Inc.	2,080,925
33,600		Teva Pharmaceutical Industries, Ltd. (ADR)	1,250,592
71,000	*	Thermo Fisher Scientific, Inc.	3,595,440
88,300		UnitedHealth Group, Inc.	4,072,396
			52,947,120

68

Shares		Security	Value
		Industrials—10.6%
60,000		3M Company	$ 4,307,400
32,000		Caterpillar, Inc.	2,362,880
169,900		General Electric Company	2,589,276
46,000		Goodrich Corporation	5,551,280
73,200		Honeywell International, Inc.	3,214,212
66,000		Ingersoll-Rand, PLC	1,853,940
68,300		ITT Corporation	2,868,600
32,600		Northrop Grumman Corporation	1,700,416
20,000		Parker Hannifin Corporation	1,262,600
62,100		Raytheon Company	2,538,027
77,475		Tyco International, Ltd.	3,157,106
29,100		United Parcel Service, Inc. – Class “B”	1,837,665
54,700		United Technologies Corporation	3,848,692
			37,092,094
		Information Technology—21.1%
84,300	*	Adobe Systems, Inc.	2,037,531
25,000	*	Apple, Inc.	9,529,500
49,000		Automatic Data Processing, Inc.	2,310,350
97,500		CA, Inc.	1,892,475
313,100		Cisco Systems, Inc.	4,849,919
165,000	*	Dell, Inc.	2,334,750
118,000	*	eBay, Inc.	3,479,820
189,975	*	EMC Corporation	3,987,575
141,300		Hewlett-Packard Company	3,172,185
298,400		Intel Corporation	6,364,872
42,900		International Business Machines Corporation	7,508,787
426,345		Microsoft Corporation	10,611,727
228,000	*	NCR Corporation	3,850,920
164,100		Oracle Corporation	4,716,234
73,170		QUALCOMM, Inc.	3,558,257
90,000	*	Symantec Corporation	1,467,000
144,200		Western Union Company	2,204,818
			73,876,720

69

Portfolio of Investments (continued)
BLUE CHIP FUND
September 30, 2011

Shares	Security		Value
	Materials—1.9%
30,000	Celanese Corporation – Series “A”		$ 975,900
91,200	Dow Chemical Company		2,048,352
49,400	DuPont (E.I.) de Nemours & Company		1,974,518
52,800	Freeport-McMoRan Copper & Gold, Inc.		1,607,760
			6,606,530
	Telecommunication Services—3.4%
201,300	AT&T, Inc.		5,741,076
166,400	Verizon Communications, Inc.		6,123,520
			11,864,596
	Utilities—1.7%
71,700	American Electric Power Company, Inc.		2,726,034
58,300	NextEra Energy, Inc.		3,149,366
			5,875,400
Total Value of Common Stocks (cost $341,285,616)		95.3%	334,165,511
Other Assets, Less Liabilities		4.7	16,554,626
Net Assets		100.0%	$350,720,137

*	Non-income producing

Summary of Abbreviations:
ADR	American Depositary Receipts

70

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2011:

	Level 1	Level 2	Level 3	Total
Common Stocks*	$334,165,511	$—	$—	$334,165,511

*	The Portfolio of Investments provides information on the industry categorization for the portfolio.

There were no transfers into or from Level 1 or Level 2 by the Fund during the year ended
September 30, 2011.

See notes to financial statements	71

Portfolio Manager’s Letter
GROWTH & INCOME FUND

Dear Investor:

This is the annual report for the First Investors Growth & Income Fund for the fis-cal year ended September 30, 2011. During the period, the Fund’s return on a net asset value basis was 0.3% for Class A shares and –0.4% for Class B shares, including dividends of 18.1 cents per share on Class A shares and 8.7 cents per share on Class B shares.

At the beginning of the review period, the markets reflected a positive bias, building on encouraging economic data and strong corporate earnings. The S&P 500 Index had risen nearly 20% through April 2011, and had recovered much of the ground lost during the 2008 financial crisis.

By late spring of 2011, however, macroeconomic issues in Europe began heating up again, as Greece faltered, and would likely default on its sovereign debt without a rescue from its fellow European Union neighbors. From that point forward, equity markets became highly correlated to the flow of the largely negative headline news coming out of Europe. The stress on that marketplace began to spread, as European financial institutions had enormous exposure, and could not bear the potential finan-cial losses without significant capital infusions. Economic growth, in turn, began to slow, affecting both the United States and the rest of the world.

The markets corrected during May and June, but began to rally once again as second quarter earnings reports looked strong. Hopes were dashed during July, however, as the U.S. debt ceiling negotiations put the federal government on the brink of insolvency and a credit ratings downgrade by Standard & Poor’s that followed eroded any remaining confidence. Fears of another financial meltdown resurfaced. Volatility soared, and any investments that were perceived as risky were sold without prejudice.

The markets dropped precipitously into the end of the reporting period, as fears of an oncoming recession loomed. The S&P 500 Index ended the period down 10% for the year-to-date, a 30-percentage point swing from the April 29th level, and only slightly positive for the reporting period. While economic data has shown slight improvements, most indicators remain near their lows, and clarity on the European sovereign debt crisis remains elusive.

Performance for the Fund reflected the challenging macro environment, and was not immune to the increased volatility. The Fund’s strategy of multi-cap investing (owning large-, mid- and small-size companies) was beneficial during the earlier parts of the year, but hurt the results during the market downdraft in August and September, when small- and mid-cap stocks fell over 20% during the last quarter of the fiscal year. The defensive strategy of owning dividend-paying stocks was beneficial, as those names performed slightly better than the markets.

72

Among sectors, shares of industrials, consumer discretionary, consumer staples and telecommunications stocks led performers. The Fund also benefited from remaining underweight in financials. Areas that lagged included energy, technology and health care.

Within industrials, shares of Goodrich, a maker of aerospace components, rallied 64% on the news it had agreed to be acquired by United Technologies. The Fund also ben-efited from its investments in smaller names as well, as shares of flooring and ceiling tile maker Armstrong Worldwide and ocean freight container leasing company TAL International, rose on strong earnings and solid dividend performance.

Notable consumer discretionary performers were retailers Limited Brands and Pier One Imports, direct seller Tupperware Brands and global fast food giant McDonalds. Notable individual performers within consumer staples included shares of direct seller of beauty products and nutriceuticals NuSkin Enterprises, global beverage leader Coca-Cola, and tobacco giants Altria Group and Philip Morris International.

In addition to Goodrich, the Fund continued to benefit from mergers and acquisitions of its holdings. In total, nine of the Fund’s holdings received offers during the period under review. Shares of First Mercury Financial, New Alliance Bancshares, Genzyme, Commscope, SRA International, National Semiconductor, Varian Semiconductor and Temple Inland were merged or acquired during the year, benefiting performance during the period under review.

The Fund has continued to maintain a diverse market capitalization allocation, ending the review period with 63% large cap, 12% mid cap and 25% small cap, according to Lipper’s market capitalization ranges. This is consistent with the Fund’s long-term strategy. For the review period, the Fund’s weighting in larger-cap stocks helped to benefit overall returns. Small- and mid-cap names, while performing better on a relative basis, were a drag on performance due to weighting and absolute returns.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

73

Fund Expenses (unaudited)
GROWTH & INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/11)	(9/30/11)	(4/1/11–9/30/11)*
Expense Example – Class A Shares
Actual	$1,000.00	$841.46	$6.14
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,018.40	$6.73
Expense Example – Class B Shares
Actual	$1,000.00	$838.11	$9.35
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,014.89	$10.25

*	Expenses are equal to the annualized expense ratio of 1.33% for Class A shares and 2.03% for
Class B shares, multiplied by the average account value over the period, multiplied by 183/365
(to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2011, and are based on the total market value of investments.

74

Cumulative Performance Information (unaudited)
GROWTH & INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Growth & Income Fund (Class A shares) and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Growth & Income Fund (Class A shares) beginning 9/30/01 with a theoretical investment in the Standard & Poor’s 500 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/11) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02 the maximum sales charge was 6.25%). The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

75

Portfolio of Investments
GROWTH & INCOME FUND
September 30, 2011

Shares		Security	Value
		COMMON STOCKS—99.1%
		Consumer Discretionary—13.5%
202,800		American Greetings Corporation – Class “A”	$ 3,751,800
210,000		Best Buy Company, Inc.	4,893,000
113,000	*	BorgWarner, Inc.	6,839,890
350,000		CBS Corporation – Class “B”	7,133,000
63,200		CEC Entertainment, Inc.	1,799,304
70,000		Coach, Inc.	3,628,100
60,000	*	GameStop Corporation – Class “A”	1,386,000
160,000	*	GNC Acquisition Holdings, Inc.	3,219,200
160,000		Home Depot, Inc.	5,259,200
215,000		Limited Brands, Inc.	8,279,650
85,000		McDonald’s Corporation	7,464,700
400,000		Newell Rubbermaid, Inc.	4,748,000
24,700		Oxford Industries, Inc.	847,210
715,000	*	Pier 1 Imports, Inc.	6,992,700
117,300	*	Steiner Leisure, Ltd.	4,782,321
631,800		Stewart Enterprises, Inc. – Class “A”	3,759,210
90,000	*	TRW Automotive Holdings Corporation	2,945,700
50,000		Tupperware Brands Corporation	2,687,000
235,000		Wyndham Worldwide Corporation	6,699,850
			87,115,835
		Consumer Staples—11.0%
420,000		Altria Group, Inc.	11,260,200
175,000		Avon Products, Inc.	3,430,000
125,000		Coca-Cola Company	8,445,000
165,000		CVS Caremark Corporation	5,540,700
80,000		McCormick & Company, Inc.	3,692,800
127,200		Nu Skin Enterprises, Inc. – Class “A”	5,154,144
60,000		PepsiCo, Inc.	3,714,000
225,000		Philip Morris International, Inc.	14,035,500
70,562		Procter & Gamble Company	4,458,107
140,000		Walgreen Company	4,604,600
130,000		Wal-Mart Stores, Inc.	6,747,000
			71,082,051
		Energy—9.6%
100,000		Anadarko Petroleum Corporation	6,305,000
60,000	*	C&J Energy Services, Inc.	986,400
45,000		Chevron Corporation	4,163,400
125,750		ConocoPhillips	7,962,490

76

Shares		Security	Value
		Energy (continued)
145,000		Ensco, PLC (ADR)	$ 5,862,350
135,490		ExxonMobil Corporation	9,840,639
6,920		Hugoton Royalty Trust	147,050
220,019		Marathon Oil Corporation	4,748,010
92,510		Marathon Petroleum Corporation	2,503,307
45,000		National Oilwell Varco, Inc.	2,304,900
202,700	*	Noble Corporation	5,949,245
60,000		Sasol, Ltd. (ADR)	2,436,000
237,900		Suncor Energy, Inc.	6,052,176
53,208		Transocean, Ltd.	2,540,150
			61,801,117
		Financials—10.5%
120,700		American Express Company	5,419,430
135,000		Ameriprise Financial, Inc.	5,313,600
375,000		Brookline Bancorp, Inc.	2,891,250
155,300		Discover Financial Services	3,562,582
300,000		Financial Select Sector SPDR Fund (ETF)	3,549,000
290,000		FirstMerit Corporation	3,294,400
130,000		Invesco, Ltd.	2,016,300
223,062		JPMorgan Chase & Company	6,718,627
68,000		M&T Bank Corporation	4,753,200
165,750		Morgan Stanley	2,237,625
450,000		New York Community Bancorp, Inc.	5,355,000
115,000		PNC Financial Services Group, Inc.	5,541,850
200,000		SPDR KBW Regional Banking (ETF)	3,862,000
357,666	*	Sunstone Hotel Investors, Inc. (REIT)	2,035,120
180,000		U.S. Bancorp	4,237,200
265,000		Urstadt Biddle Properties – Class “A” (REIT)	4,232,050
110,450		Wells Fargo & Company	2,664,054
			67,683,288
		Health Care—10.2%
155,000		Abbott Laboratories	7,926,700
45,532		Amgen, Inc.	2,501,983
55,000		Baxter International, Inc.	3,087,700
130,000	*	Gilead Sciences, Inc.	5,044,000
100,000		Hill-Rom Holdings, Inc.	3,002,000
170,625		Johnson & Johnson	10,870,519
85,000	*	Medco Health Solutions, Inc.	3,985,650
180,000		Merck & Company, Inc.	5,887,800

77

Portfolio of Investments (continued)
GROWTH & INCOME FUND
September 30, 2011

Shares		Security	Value
		Health Care (continued)
499,375		Pfizer, Inc.	$ 8,828,950
121,875		Sanofi-Aventis (ADR)	3,997,500
65,000		St. Jude Medical, Inc.	2,352,350
165,000	*	Thermo Fisher Scientific, Inc.	8,355,600
			65,840,752
		Industrials—18.2%
140,000		3M Company	10,050,600
208,500	*	Altra Holdings, Inc.	2,412,345
124,200		Armstrong World Industries, Inc.	4,277,448
75,000		Caterpillar, Inc.	5,538,000
175,500		Chicago Bridge & Iron Company NV – NY Shares	5,024,565
82,500	*	Esterline Technologies Corporation	4,276,800
101,400	*	Generac Holdings, Inc.	1,907,334
124,075		General Electric Company	1,890,903
86,100		Goodrich Corporation	10,390,548
136,500		Honeywell International, Inc.	5,993,715
134,275		IDEX Corporation	4,184,009
45,000		Lockheed Martin Corporation	3,268,800
168,210	*	Mobile Mini, Inc.	2,765,372
54,000		Northrop Grumman Corporation	2,816,640
85,000		Parker Hannifin Corporation	5,366,050
224,538	*	PGT, Inc.	280,672
96,743	*	Pinnacle Airlines Corporation	283,457
75,000		Raytheon Company	3,065,250
80,000		Republic Services, Inc.	2,244,800
135,000		Snap-on, Inc.	5,994,000
443,100		TAL International Group, Inc.	11,050,914
200,000		Textainer Group Holdings, Ltd.	4,056,000
165,000	*	Thermon Group Holdings, Inc.	2,280,300
265,000		Tyco International, Ltd.	10,798,750
100,000		United Technologies Corporation	7,036,000
			117,253,272
		Information Technology—18.1%
16,500	*	Apple, Inc.	6,289,470
180,000		Avago Technologies, Ltd.	5,898,600
600,000	*	Brocade Communications Systems, Inc.	2,592,000
50,000	*	CACI International, Inc. – Class “A”	2,497,000
190,000	*	Checkpoint Systems, Inc.	2,580,200
300,000		Cisco Systems, Inc.	4,647,000

78

Shares		Security		Value
		Information Technology (continued)
36,900	*	Coherent, Inc.		$ 1,585,224
361,725	*	EMC Corporation		7,592,608
180,000		Hewlett-Packard Company		4,041,000
285,375		Intel Corporation		6,087,049
108,525		International Business Machines Corporation		18,995,131
231,900		Intersil Corporation – Class “A”		2,386,251
450,000		Microsoft Corporation		11,200,500
470,000	*	NCR Corporation		7,938,300
248,625	*	Parametric Technology Corporation		3,823,853
209,800		QUALCOMM, Inc.		10,202,574
250,000	*	Symantec Corporation		4,075,000
200,000		TE Connectivity, Ltd.		5,628,000
52,500	*	Varian Semiconductor Equipment Associates, Inc.		3,210,375
360,000		Western Union Company		5,504,400
				116,774,535
		Materials—5.4%
172,700		Buckeye Technologies, Inc.		4,163,797
126,900		Celanese Corporation – Series “A”		4,128,057
160,000		Freeport-McMoRan Copper & Gold, Inc.		4,872,000
260,000		Kronos Worldwide, Inc.		4,180,800
40,000		Praxair, Inc.		3,739,200
241,300		RPM International, Inc.		4,512,310
297,350		Temple-Inland, Inc.		9,327,869
				34,924,033
		Telecommunication Services—2.3%
234,000		AT&T, Inc.		6,673,680
230,000		Verizon Communications, Inc.		8,464,000
				15,137,680
		Utilities—.3%
50,000		Atmos Energy Corporation		1,622,500
Total Value of Common Stocks (cost $588,120,285)			99.1%	639,235,063
Other Assets, Less Liabilities			.9	5,962,445
Net Assets			100.0%	$645,197,508

*	Non-income producing

79

Portfolio of Investments (continued)
GROWTH & INCOME FUND
September 30, 2011

Summary of Abbreviations:
ADR	American Depositary Receipts
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2011:

	Level 1	Level 2	Level 3	Total
Common Stocks*	$639,235,063	$—	$—	$639,235,063

*	The Portfolio of Investments provides information on the industry categorization for the portfolio.
There were no transfers into or from Level 1 or Level 2 by the Fund during the year ended
September 30, 2011.

80	See notes to financial statements

Portfolio Managers’ Letter
GLOBAL FUND

Dear Investor:

This is the annual report for the First Investors Global Fund for the fiscal year ended September 30, 2011. During the period, the Fund’s return on a net asset value basis was –9.8% for Class A shares and –10.3% for Class B shares.

Global equities surged at the end of 2010 and into the early part of 2011, driven by investor enthusiasm for additional government debt purchases by the Federal Reserve, the extension of tax cuts in the United States, strong earnings growth and generally improving economic data. Optimism about the health of the global economy and a tidal wave of global liquidity outweighed concerns about sovereign debt troubles in Europe. However, global equities struggled later in the period amid rising risk aversion and concerns that the world economy could slip back into recession.

Fears about sovereign debt and solvency in the eurozone, slowing economic expansion in China and the United States and uncertainty about the sustainability of corporate earnings growth combined to send equities down. Volatility was rampant and return correlations among stocks spiked as investors shed risk and fled to safety. The Fund was down 9.8% compared to the MSCI All Country World Free Index return of –5.5%. Within the Index, emerging markets (–16.0%) trailed its developed counterparts as the United States (+1.3%) and Japan (+0.2%) outperformed during the review period. Losses were broad based as seven out of ten sectors in the Index declined during the period.

The traditionally defensive consumer staples (+5.5%) and health care (+5.1%) sectors outperformed the broader market as investors reduced risk. Financials (–18.1%) fell precipitously as worries about potential exposure to and contagion from shaky European banks took hold. Concerns about the weakening global economy contributed to sizeable losses in the cyclically oriented materials (–12.6%) and industrials (–8.9%) sectors.

Security selection was the main driver of the Fund’s relative underperformance during the review period. Positive stock selection in industrials and utilities was offset by weak selection in energy, financials and health care. Overall, allocation decisions were positive as the Fund’s underweight in financials helped relative returns. On a regional basis, holdings in the United States and Emerging Markets lagged, while Japan and Europe, not including the United Kingdom, were areas of strength.

The largest detractors from relative performance during the period included Alpha Natural Resources (energy), UBS (financials) and Teva Pharmaceuticals (health care). U.S.-based coal producer Alpha Natural Resources declined after reduced shipment guidance raised investor concerns about a slowdown in demand from China. The

81

Portfolio Managers’ Letter (continued)
GLOBAL FUND

Fund continues to hold the stock based on the firm’s solid balance sheet, underappre-ciated potential synergies from a recent acquisition and our positive long-term global supply/demand outlook for metallurgical coal.

Shares of UBS, a Switzerland-based investment bank and money manager, have suffered along with the broad financials sector. Given recent uncertainty about changes in senior management we have been trimming our holdings but the Fund continues to own the stock as we still see a favorable risk/reward trade-off. Global pharmaceutical company Teva fell due to disappointing results from phase III trials for a new multiple sclerosis drug candidate, Bravo. Continuing concerns over potential competition to Bravo’s predecessor Copaxone also pressured the stock. The Fund continues to own the stock, as we believe the market is discounting a worst case scenario for Copaxone and is undervaluing the remainder of the business.

Top contributors to relative performance during the period included National Grid (utilities), Imperial Tobacco (consumer staples) and Nordstrom (consumer discretionary). Shares of British utility National Grid gained on expectations of future growth. International tobacco company Imperial Tobacco benefited as pricing in the global tobacco market remains rational and the company is attractive on a valuation and cash flow basis. U.S.-based department store retailer Nordstrom reported strong sales gains all year as luxury shoppers have returned and raised its outlook for the year despite a difficult environment.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

*	Matthew E. Megargel is part of a team of portfolio managers who have managed the Fund since 2000.

82

Fund Expenses (unaudited)
GLOBAL FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/11)	(9/30/11)	(4/1/11–9/30/11)*
Expense Example – Class A Shares
Actual	$1,000.00	$800.58	$7.63
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,016.60	$8.54
Expense Example – Class B Shares
Actual	$1,000.00	$797.68	$10.77
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,013.09	$12.06

*	Expenses are equal to the annualized expense ratio of 1.69% for Class A shares and 2.39% for
Class B shares, multiplied by the average account value over the period, multiplied by 183/365
(to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2011, and are based on the total market value of investments.

83

Cumulative Performance Information (unaudited)
GLOBAL FUND

Comparison of change in value of $10,000 investment in the First Investors Global Fund (Class A shares) and the Morgan Stanley Capital International (“MSCI”) All Country World Index.

The graph compares a $10,000 investment in the First Investors Global Fund (Class A shares) beginning 9/30/01 with a theoretical investment in the MSCI All Country World Index (the “Index”). The Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging market country indices. The Index consists of 45 country indices including 24 developed and 21 emerging market country indices. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/11) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02, the maximum sales charge was 6.25%). The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (14.93%), (2.88%) and 2.57%, respectively. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (13.88%), (2.71%) and 2.88%, respectively. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Morgan Stanley & Co., Inc. and all other figures are from First Investors Management Company, Inc.

84

Portfolio of Investments
GLOBAL FUND
September 30, 2011

Shares		Security	Value
		COMMON STOCKS—95.7%
		United States—43.5%
1,500		Accenture, PLC – Class “A”	$ 79,020
68,900		Aflac, Inc.	2,408,055
15,200	*	Agilent Technologies, Inc.	475,000
12,250		Allegheny Technologies, Inc.	453,127
56,480	*	Alpha Natural Resources, Inc.	999,131
6,200		American Electric Power Company, Inc.	235,724
71,575		Ameriprise Financial, Inc.	2,817,192
17,400		Amgen, Inc.	956,130
20,090		Analog Devices, Inc.	627,813
9,545		Apache Corporation	765,891
12,985	*	Apple, Inc.	4,949,622
27,500	*	Arrow Electronics, Inc.	763,950
104,500		Assured Guaranty, Ltd.	1,148,455
61,495		AT&T, Inc.	1,753,837
19,300	*	Atwood Oceanics, Inc.	663,148
34,200	*	BE Aerospace, Inc.	1,132,362
27,535		Boeing Company	1,666,143
17,600		Buckle, Inc.	676,896
34,435		Cardinal Health, Inc.	1,442,138
34,800		Carnival Corporation	1,054,440
78,675		CBS Corporation – Class “B”	1,603,396
182,920		Cisco Systems, Inc.	2,833,431
56,920		Citigroup, Inc.	1,458,290
13,050	*	Coinstar, Inc.	522,000
22,290		Comcast Corporation – Class “A”	465,861
29,300		Corning, Inc.	362,148
12,400		Covidien, PLC	546,840
63,000		CVS Caremark Corporation	2,115,540
10,800		Deere & Company	697,356
13,900		Dover Corporation	647,740
48,635	*	eBay, Inc.	1,434,246
61,455		Eli Lilly & Company	2,271,991
120,055	*	EMC Corporation	2,519,954
46,580		ExxonMobil Corporation	3,383,105
26,705		Flowserve Corporation	1,976,170
14,700		Freeport-McMoRan Copper & Gold, Inc.	447,615
52,845		General Electric Company	805,358
10,000	*	Gilead Sciences, Inc.	388,000
8,060		Goldman Sachs Group, Inc.	762,073
6,540	*	Google, Inc. – Class “A”	3,364,045
74,380		Guess?, Inc.	2,119,086

85

Portfolio of Investments (continued)
GLOBAL FUND
September 30, 2011

Shares		Security	Value
		United States (continued)
17,100		Halliburton Company	$ 521,892
20,630		Hartford Financial Services Group, Inc.	332,968
48,705		Honeywell International, Inc.	2,138,637
6,900		International Business Machines Corporation	1,207,707
34,015	*	ITT Educational Services, Inc.	1,958,584
80,400	*	JDS Uniphase Corporation	801,588
16,350		Joy Global, Inc.	1,019,913
56,360		JPMorgan Chase & Company	1,697,563
18,880	*	Juniper Networks, Inc.	325,869
29,375		Lowe’s Companies, Inc.	568,113
18,700		Manpower, Inc.	628,694
9,700		McDonald’s Corporation	851,854
22,600		Medtronic, Inc.	751,224
110,200		Microsoft Corporation	2,742,878
23,530		National Oilwell Varco, Inc.	1,205,207
13,220		NextEra Energy, Inc.	714,144
57,240		Noble Corporation	1,679,994
38,535		Nordstrom, Inc.	1,760,279
107,405		Oracle Corporation	3,086,820
35,900	*	Owens Illinois, Inc.	542,808
8,250		Peabody Energy Corporation	279,510
41,715		PepsiCo, Inc.	2,582,158
46,895		Pfizer, Inc.	829,104
35,420		Philip Morris International, Inc.	2,209,500
7,045		Precision Castparts Corporation	1,095,216
48,545		Procter & Gamble Company	3,067,073
41,130		QUALCOMM, Inc.	2,000,152
10,400		Raytheon Company	425,048
8,200		Ross Stores, Inc.	645,258
30,850		St. Jude Medical, Inc.	1,116,461
23,385		Starbucks Corporation	872,027
19,235	*	Thermo Fisher Scientific, Inc.	974,060
18,500	*	Ultra Petroleum Corporation	512,820
20,190		United Parcel Service, Inc. – Class “B”	1,274,999
38,135		UnitedHealth Group, Inc.	1,758,786
22,800		Universal Health Services, Inc. – Class “B”	775,200
9,900		Wal-Mart Stores, Inc.	513,810
45,145		Wells Fargo & Company	1,088,897
47,150	*	WESCO International, Inc.	1,581,883
48,470		Western Union Company	741,106
65,445	*	Whiting Petroleum Corporation	2,295,811
			106,967,934

86

Shares		Security	Value
		United Kingdom—13.0%
52,057		AstraZeneca, PLC	$ 2,307,895
22,300		AstraZeneca, PLC (ADR)	989,228
468,408		Barclays, PLC	1,147,527
120,437		BG Group, PLC	2,302,636
44,225		BP, PLC (ADR)	1,595,196
28,783		British American Tobacco, PLC	1,214,126
70,081		Capita Group, PLC	766,789
34,900		Ensco, PLC (ADR)	1,411,007
187,319	*	Glencore International, PLC	1,175,686
112,569		Imperial Tobacco Group, PLC	3,795,040
50,439		InterContinental Hotels Group, PLC (ADR)	817,064
469,451		National Grid, PLC	4,648,434
26,696		Rio Tinto, PLC	1,182,705
9,610		Rio Tinto, PLC (ADR)	423,609
216,178		Rolls-Royce Holdings, PLC	1,985,233
61,279		Standard Chartered, PLC	1,221,323
263,419		Tesco, PLC	1,541,416
1,364,453		Vodafone Group, PLC	3,512,976
5,797		WPP, PLC	53,640
			32,091,530
		France—6.7%
22,201		Accor SA	592,034
38,616		BNP Paribas	1,524,566
14,632		Compagnie Generale des Etablissments Michelin – Class “B”	876,387
49,903		Danone SA	3,072,180
28,365		Essilor International SA	2,042,788
32,714		Pernod Ricard SA	2,565,005
38,478		Safran SA	1,178,797
33,455		Schneider Electric SA	1,792,976
8,697		Technip SA	697,795
11,516		Unibail-Rodamco	2,057,878
			16,400,406
		Japan—6.3%
13,000		Bridgestone Corporation	295,157
20,900		Daiichi Sankyo Company, Ltd.	435,974
17,300		Daito Trust Construction Company, Ltd.	1,587,078
30,700		Denso Corporation	987,557
24,700		East Japan Railway Company	1,498,449

87

Portfolio of Investments (continued)
GLOBAL FUND
September 30, 2011

Shares		Security	Value
		Japan (continued)
28,200		Eisai Company, Ltd.	$ 1,138,567
1,300		FANUC, Ltd.	179,186
10,000		Fast Retailing Company, Ltd.	1,792,133
118		INPEX Corporation	725,119
75,900		JS Group Corporation	2,126,187
327,500		Mitsubishi UFJ Financial Group, Inc.	1,504,087
106,000		Mitsui Fudosan Company, Ltd.	1,675,589
56,700	*	Promise Company, Ltd.	475,686
15,200		Shin-Etsu Chemical Company, Ltd.	746,099
16,200		Sony Financial Holdings, Inc.	247,497
			15,414,365
		Switzerland—5.0%
23,476		ABB, Ltd.	400,738
13,998		Adecco SA	550,570
13,881		Compagnie Financiere Richemont SA	617,041
13,597		Kuehne & Nagel International AG	1,522,839
24,531		Roche Holding AG – Genusscheine	3,953,766
506		SGS SA – Registered	767,109
36,702		Swiss Reinsurance Company, Ltd.	1,718,121
248,550	*	UBS AG – Registered	2,837,110
			12,367,294
		Canada—3.8%
8,800		Agrium, Inc.	586,608
53,010		Barrick Gold Corporation	2,472,916
29,700		Canadian Natural Resources, Ltd.	873,856
30,400		EnCana Corporation	586,966
47,000		First Quantum Minerals, Ltd.	626,035
10,940		Imperial Oil, Ltd.	395,043
132,800		Kinross Gold Corporation	1,971,514
45,010		Potash Corp. of Saskatchewan, Inc.	1,945,332
			9,458,270
		Germany—2.6%
37,770		Beiersdorf AG	2,024,004
28,813	*	Continental AG	1,665,514
184,742		Infineon Technologies AG	1,365,126
25,779		SAP AG	1,313,609
			6,368,253

88

Shares		Security	Value
		Brazil—2.6%
76,000		Banco Santander Brasil SA (ADS)	$ 556,320
6,460		CETIP SA – Balcao Organizado de Ativos e Derivatos	76,946
35,900		Cia de Concessoes Rodoviarias	937,413
5,400		Gol-Linhas Aereas Inteligentes SA (ADR)	30,024
27,150		Itau Unibanco Holdings SA (ADR)	421,368
116,700		Julio Simoes Logistica SA	526,840
25,500		Localiza Rent a Car SA	340,824
309,100		PDG Realty SA	1,009,102
95,200		Petroleo Brasileiro SA – Petrobras (ADR)	2,137,240
20,600	*	Raia SA	275,776
			6,311,853
		China—1.7%
397,400		China Pacific Insurance Group Company, Ltd.	1,145,716
188,500		China Shenhua Energy Company, Ltd.	739,370
175,000	*	Citic Securities Company, Ltd. (a)(b)	299,006
77,000		ENN Energy Holdings, Ltd.	249,171
137,000		Hengan International Group Company, Ltd.	1,094,522
580,000		Shandong Weigao Group Medical Polymer Company, Ltd.	644,943
			4,172,728
		Netherlands—1.6%
46,000		ASML Holding NV	1,588,840
232,090	*	ING Groep NV – CVA	1,639,519
21,579		Unilever NV-CVA	684,045
			3,912,404
		South Korea—1.3%
33,210		Hynix Semiconductor, Inc.	586,026
13,900		KB Financial Group, Inc.	459,285
3,244		Samsung Electronics Company, Ltd.	2,265,144
			3,310,455
		Hong Kong—1.3%
855,000		AIA Group, Ltd.	2,422,134
350,295		Shangri-La Asia, Ltd.	669,969
			3,092,103

89

Portfolio of Investments (continued)
GLOBAL FUND
September 30, 2011

Shares	Security	Value

	Israel—1.0%
63,780	Teva Pharmaceutical Industries, Ltd. (ADR)	$ 2,373,892
	Ireland—1.0%
150,477	CRH, PLC	2,343,554
	Italy—.8%
445,311	Snam Rete Gas SpA	2,058,830
	Sweden—.5%
60,979	Assa Abloy AB – Class “B”	1,253,360
	India—.5%
162,040	Bharti Airtel, Ltd.	1,244,779
	Taiwan—.4%
821	HTC Corporation	73,816
87,400	Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	998,982
		1,072,798
	Finland—.4%
15,721	Kone Oyj – Class “B”	748,831
7,343	Nokian Renkaat Oyj	220,155
		968,986
	Belgium—.4%
26,176	Umicore SA	950,334
	Chile—.3%
41,800	Enersis SA (ADR)	706,838
	Norway—.2%
38,131	Telenor ASA	588,013
	Australia—.2%
131,216	Fortescue Metals Group, Ltd.	550,473
	Denmark—.2%
28,919	DSV A/S	521,104
	Singapore—.2%
44,000	Singapore Airlines, Ltd.	382,352

90

Shares	Security		Value
	Malaysia—.1%
397,400	Airasia Berhad		$ 372,561
	South Africa—.1%
17,350	Shoprite Holdings, Ltd.		244,020
Total Value of Common Stocks (cost $240,063,095)		95.7%	235,499,489
Other Assets, Less Liabilities		4.3	10,510,143
Net Assets		100.0%	$246,009,632

*	Non-income producing
(a)	A portion or all of the security purchased on a when-issued or delayed delivery basis (see Note 1G).
(b)	Security valued at fair value (see Note 1A)

Summary of Abbreviations:
ADR	American Depositary Receipts
ADS	American Depositary Shares

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

91

Portfolio of Investments (continued)
GLOBAL FUND
September 30, 2011

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2011:

	Level 1	Level 2		Level 3	Total
Common Stocks
Information Technology	$30,501,987	$5,529,905		$—	$36,031,892
Financials	15,990,335	18,440,908		299,006	34,730,249
Industrials	18,909,853	14,061,848		—	32,971,701
Consumer Staples	10,763,857	16,234,358		—	26,998,215
Health Care	15,648,054	10,523,933		—	26,171,987
Energy	19,305,817	4,464,920		—	23,770,737
Consumer Discretionary	14,106,896	8,586,651		—	22,693,547
Materials	10,645,250	5,773,165		—	16,418,415
Utilities	1,656,706	6,956,435		—	8,613,141
Telecommunications Services	1,753,837	5,345,768		—	7,099,605
Total Investments in Securities*	$139,282,592	$95,917,891	**	$299,006	$235,499,489

*	The Portfolio of Investments provides information on the country categorization for the portfolio.

**	Includes certain securities trading outside of the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $95,917,891 of investment securities were classified as Level 2 instead of Level 1 (see Note 1A).

The following is a reconciliation of Fund investments valued using Level 3 inputs for the period:

Investments
in Common
Stocks
Balance, September 30, 2010	$—
Net purchases (sales)	301,668
Change in unrealized depreciation	(2,662)
Realized gain (loss)	—
Transfer in and/or out of Level 3	—
Balance, September 30, 2011	$299,006

The following is a summary of Level 3 inputs by industry:
Financials	$299,006

92	See notes to financial statements

Portfolio Manager’s Letter
SELECT GROWTH FUND

Dear Investor:

This is the annual report for the First Investors Select Growth Fund for the fiscal year ended September 30, 2011. During the period, the Fund’s return on a net asset value basis was 9.0% for Class A shares and 8.3% for Class B shares.

The Fund’s good performance continued to build on the outperformance that began in the latter part of last year. As part of the ongoing expansion of the U.S. economy, companies continued to deliver positive earnings growth. With the Fund favoring stocks that are projected to deliver better earnings than the market expects, its return was well ahead of the 3.4% return of the Russell 3000 Growth Index.

The Fund’s overall performance relative to the benchmark was largely due to signifi-cant outperformance during the first nine months of the review period, with stocks giving some back during the market correction of the final three months. From a sector viewpoint, the consumer discretionary and information technology sectors generated most of the positive returns. These sectors, being sensitive to economic growth, were the driving contributors to a positive return in the benchmark.

In addition, the Fund’s stock selection was beneficial in generating additional outperformance. In the consumer discretionary sector, the positions in Chipotle Mexican Grill, Limited Brands and Ross Stores produced significant positive performance as consumer spending reached a new high. The stocks returned 81%, 61% and 46%, respectively, for the Fund during the year. In the information technology sector, the Fund’s holdings in Apple and IBM proved important as both stocks rose more than 30% during the review period. Also, positions in Arrow Electronics and TIBCO Software did well.

On the negative side, the industrials and telecommunications services sectors proved challenging during the review period. In industrials, ManpowerGroup and Ryder Systems were detrimental to performance as both stocks were down more than 30%. ManpowerGroup, a temporary staffing and employment services company, felt the effects of the challenges in the European economy through its significant presence in central Europe. Ryder Systems, a provider of logistics and transportation services, saw its stock drop as concerns over the health of the U.S. economy mounted late in the reporting period.

93

Portfolio Manager’s Letter (continued)
SELECT GROWTH FUND

In telecommunications services, the Fund held MetroPCS, a provider of wireless communication services to customers in selected major metropolitan areas. While the company continues to add subscribers at a solid rate, the last quarter saw a slight uptick in the number of subscribers dropping service. More important for investors, however, was the announcement of significant capital expenditures to expand the network. This was necessary to meet the demand due to increased usage from smartphones, but will impact earnings going forward.

We are pleased that the market recognized the strong business performance of the companies the Fund held during the review period. We continue to believe our focus on high quality companies with strong earnings expectations is the key to generating excess return over the long term.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

94

Fund Expenses (unaudited)
SELECT GROWTH FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/11)	(9/30/11)	(4/1/11–9/30/11)*
Expense Example – Class A Shares
Actual	$1,000.00	$863.20	$6.73
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,017.85	$7.28
Expense Example – Class B Shares
Actual	$1,000.00	$859.91	$9.98
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,014.34	$10.81

*	Expenses are equal to the annualized expense ratio of 1.44% for Class A shares and 2.14% for
Class B shares, multiplied by the average account value over the period, multiplied by 183/365
(to reflect the one-half year period).

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2011, and are based on the total market value of investments.

95

Cumulative Performance Information (unaudited)
SELECT GROWTH FUND

Comparison of change in value of $10,000 investment in the First Investors Select Growth Fund (Class A shares) and the Russell 3000 Growth Index.

The graph compares a $10,000 investment in the First Investors Select Growth Fund (Class A shares) beginning 9/30/01 with a theoretical investment in the Russell 3000 Growth Index (the “Index”). The Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values (the Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization). It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in the sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/11) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02, the maximum sales charge was 6.25%). The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During some of the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Total Return for Ten Years would have been 1.38%. The Class B “S.E.C. Standardized” Total Return for Ten Years would have been 1.64%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Frank Russell and Company and all other figures are from First Investors Management Company, Inc.

96

Portfolio of Investments (continued)
SELECT GROWTH FUND
September 30, 2011

Shares		Security	Value
		COMMON STOCKS—98.3%
		Consumer Discretionary—16.3%
137,600	*	Bed Bath & Beyond, Inc.	$ 7,885,856
16,200	*	Chipotle Mexican Grill, Inc.	4,907,790
137,800		Home Depot, Inc.	4,529,486
127,700		Mattel, Inc.	3,306,153
11,285	*	Priceline.com, Inc.	5,072,157
107,700		Ross Stores, Inc.	8,474,913
			34,176,355
		Consumer Staples—8.2%
212,000		Coca-Cola Enterprises, Inc.	5,274,560
100,200		Corn Products International, Inc.	3,931,848
123,200		Whole Foods Market, Inc.	8,046,192
			17,252,600
		Energy—8.4%
55,400		Chevron Corporation	5,125,608
47,700		ExxonMobil Corporation	3,464,451
72,700		Helmerich & Payne, Inc.	2,951,620
51,400		Noble Energy, Inc.	3,639,120
34,900		Occidental Petroleum Corporation	2,495,350
			17,676,149
		Financials—9.8%
121,800		American Express Company	5,468,820
67,500		Capital One Financial Corporation	2,675,025
76,200		Chubb Corporation	4,571,238
210,100		East West Bancorp, Inc.	3,132,591
40,400	*	IntercontinentalExchange, Inc.	4,777,704
			20,625,378
		Health Care—17.3%
90,400		Aetna, Inc.	3,286,040
84,600		Cooper Companies, Inc.	6,696,090
136,600		DENTSPLY International, Inc.	4,192,254
176,700	*	Endo Pharmaceuticals Holdings, Inc.	4,945,833
128,300	*	Express Scripts, Inc.	4,756,081
70,600		McKesson Corporation	5,132,620
106,900	*	Watson Pharmaceuticals, Inc.	7,295,925
			36,304,843

97

Portfolio of Investments (continued)
SELECT GROWTH FUND
September 30, 2011

Shares		Security		Value
		Industrials—5.8%
47,300		Cummins, Inc.		$ 3,862,518
85,100		Eaton Corporation		3,021,050
77,900		Manpower, Inc.		2,618,998
73,600		Ryder System, Inc.		2,760,736
				12,263,302
		Information Technology—26.0%
100,800	*	ANSYS, Inc.		4,943,232
28,700	*	Apple, Inc.		10,939,866
162,400	*	BMC Software, Inc.		6,262,144
119,800	*	Check Point Software Technologies, Ltd.		6,320,648
166,400	*	EMC Corporation		3,492,736
44,200		International Business Machines Corporation		7,736,326
106,900		Motorola Solutions, Inc.		4,479,110
219,000	*	TIBCO Software, Inc.		4,903,410
67,700	*	VMware, Inc. – Class “A”		5,441,726
				54,519,198
		Materials—4.3%
44,500		CF Industries Holdings, Inc.		5,490,855
48,800		PPG Industries, Inc.		3,448,208
				8,939,063
		Utilities—2.2%
106,000		Exelon Corporation		4,516,660
Total Value of Common Stocks (cost $182,554,378)			98.3%	206,273,548
Other Assets, Less Liabilities			1.7	3,662,296
Net Assets			100.0%	$209,935,844

* Non-income producing

98

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2011:

	Level 1	Level 2	Level 3	Total
Common Stocks*	$206,273,548	$—	$—	$206,273,548

*	The Portfolio of Investments provides information on the industry categorization for the portfolio.

There were no transfers into or from Level 1 or Level 2 by the Fund during the year ended September 30, 2011.

See notes to financial statements	99

Portfolio Managers’ Letter
OPPORTUNITY FUND

Dear Investor:

This is the annual report for the First Investors Opportunity Fund for the fiscal year ended September 30, 2011. During the period, the Fund’s return on a net asset value basis was 2.8% for Class A shares and 2.0% for Class B shares, including dividends of 4.6 cents per share on Class A shares and 0.8 cents per share on Class B shares.

At the beginning of the review period, the markets reflected a positive bias, building on encouraging economic data and strong corporate earnings. The S&P 500 Index had risen nearly 20% through April 2011, and had recovered much of the ground lost during the 2008 financial crisis.

By the late spring of 2011, however, macroeconomic issues in Europe began heating up again, as Greece faltered, and would likely default on its sovereign debt without a rescue from its fellow European Union neighbors. From that point forward, equity markets became highly correlated to the flow of largely negative headline news coming out of Europe. The stress on that marketplace began to spread, as European fi-nancial institutions had enormous exposure, and could not bear the potential financial losses without significant capital infusions. Economic growth, in turn, began to slow, affecting both the United States and the rest of the world.

The markets corrected during May and June, but began to rally once again as second quarter earnings reports were looking strong. Hopes were dashed during July, however, as the U.S. debt ceiling negotiations put the federal government on the brink of insolvency and a credit ratings downgrade by Standard & Poor’s that followed eroded any remaining confidence. Fears of another financial meltdown resurfaced. Volatility soared, and any investments that were perceived as risky were sold without prejudice.

The markets dropped precipitously into the end of the reporting period, as fears of an oncoming recession loomed. The S&P 500 Index ended the period down 10% for the year-to-date, a 30-percentage point swing from the April 29th level, and only slightly positive for the reporting period. While economic data has shown slight improvements, most indicators remain near their lows, and clarity on the European sovereign debt crisis remains illusive.

The Fund’s performance during the reporting period was mainly attributable to investments in consumer discretionary and industrials stocks. Shares of Tempur-Pedic were a key contributor following the successful launch of a softer line of mattresses that effectively doubled the size of the company’s customer base. Also, the Fund’s investments in Baldor Electric Co., a maker of electric motors and generators, and Goodrich Corporation, which supplies aerospace components, jumped on news that they were being acquired. (ABB Limited acquired Baldor Electric and United Technologies Corporation acquired Goodrich.)

100

On a relative basis, the Fund outperformed the S&P 400 MidCap Index primarily due to stock selection in the consumer discretionary sector. Not only did Tempur-Pedic do well, but so did investments in Limited Brands and Body Central. Limited Brands, a retailer whose two main businesses are Victoria’s Secret and Bath & Body Works, and Body Central, a retailer of value priced women’s apparel, both benefited from “trend right” fashion and effective inventory control.

Among the negatives to relative performance, the Fund’s allocation to the consumer staples sector hurt. While the Fund’s individual stocks did well, the sector as a whole rallied due to its defensive nature. By emphasizing investments in sectors such as consumer discretionary and industrials, the Fund was underweight consumer staples.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

101

Fund Expenses (unaudited)
OPPORTUNITY FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/11)	(9/30/11)	(4/1/11–9/30/11)*
Expense Example – Class A Shares
Actual	$1,000.00	$822.35	$6.21
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,018.25	$6.88
Expense Example – Class B Shares
Actual	$1,000.00	$819.26	$9.39
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,014.74	$10.40

*	Expenses are equal to the annualized expense ratio of 1.36% for Class A shares and 2.06% for
Class B shares, multiplied by the average account value over the period, multiplied by 183/365
(to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2011, and are based on the total market value of investments.

102

Cumulative Performance Information (unaudited)
OPPORTUNITY FUND

Comparison of change in value of $10,000 investment in the First Investors Opportunity Fund (Class A shares) and the Standard & Poor’s MidCap 400 Index.

The graph compares a $10,000 investment in the First Investors Opportunity Fund (Class A shares) beginning 9/30/01 with a theoretical investment in the Standard & Poor’s MidCap 400 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 400 stocks designed to measure performance of the midrange sector of the U.S. stock market. As of 9/30/11 the median market capitalization is approximately $2.35 billion. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/11) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02, the maximum sales charge was 6.25%). The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for Ten Years would have been 4.63%. The Class B “S.E.C. Standardized” Average Annual Total Return Ten Years would have been 4.93%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

103

Portfolio of Investments (continued)
OPPORTUNITY FUND
September 30, 2011

Shares		Security	Value
		COMMON STOCKS—96.4%
		Consumer Discretionary—16.4%
198,100		American Greetings Corporation – Class “A”	$ 3,664,850
300,000	*	Body Central Corporation	5,448,000
80,000	*	BorgWarner, Inc.	4,842,400
73,500		Coach, Inc.	3,809,505
120,000	*	Dreamworks Animation SKG, Inc. – Class “A”	2,181,600
185,600		Fred’s, Inc. – Class “A”	1,978,496
60,000	*	GameStop Corporation – Class “A”	1,386,000
160,000	*	GNC Acquisition Holdings, Inc. – Class “A”	3,219,200
165,000		Limited Brands, Inc.	6,354,150
40,000		Newell Rubbermaid, Inc.	474,800
50,000		Nordstrom, Inc.	2,284,000
61,000		Oxford Industries, Inc.	2,092,300
680,000	*	Pier 1 Imports, Inc.	6,650,400
25,000		Ralph Lauren Corporation	3,242,500
547,200		Stewart Enterprises, Inc. – Class “A”	3,255,840
35,000	*	Tempur-Pedic International, Inc.	1,841,350
110,000		Tiffany & Company	6,690,200
125,000	*	TRW Automotive Holdings Corporation	4,091,250
50,000		Tupperware Brands Corporation	2,687,000
155,000		Wyndham Worldwide Corporation	4,419,050
			70,612,891
		Consumer Staples—1.9%
75,000		McCormick & Company, Inc.	3,462,000
72,500		Nu Skin Enterprises, Inc. – Class “A”	2,937,700
65,424		Tootsie Roll Industries, Inc.	1,578,027
			7,977,727
		Energy—8.1%
100,000	*	C&J Energy Services, Inc.	1,644,000
20,000	*	Dril-Quip, Inc.	1,078,200
130,000		Ensco, PLC (ADR)	5,255,900
40,000		EOG Resources, Inc.	2,840,400
90,000		EQT Corporation	4,802,400
43,000		Hess Corporation	2,255,780
137,200		National-Oilwell Varco, Inc.	7,027,384
110,000	*	Plains Exploration & Production Company	2,498,100

104

Shares		Security	Value
		Energy (continued)
225,000		Talisman Energy, Inc.	$ 2,760,750
52,500		Transocean, Ltd.	2,506,350
190,000	*	Weatherford International, Ltd.	2,319,900
			34,989,164
		Financials—13.0%
115,000		Ameriprise Financial, Inc.	4,526,400
73,020		Berkshire Hills Bancorp, Inc.	1,348,679
260,000		Brookline Bancorp, Inc.	2,004,600
75,000		City National Corporation	2,832,000
160,000		Discover Financial Services	3,670,400
150,000		Douglas Emmett, Inc. (REIT)	2,565,000
32,500		Federal Realty Investment Trust (REIT)	2,678,325
270,000		Financial Select Sector SPDR Fund (ETF)	3,194,100
225,000		FirstMerit Corporation	2,556,000
51,000		IBERIABANK Corporation	2,400,060
138,200		Invesco, Ltd.	2,143,482
60,000		M&T Bank Corporation	4,194,000
260,000	*	Nasdaq OMX Group, Inc.	6,016,400
250,000		New York Community Bancorp, Inc.	2,975,000
300,000		Protective Life Corporation	4,689,000
185,000		SPDR KBW Regional Banking (ETF)	3,572,350
175,000		Waddell & Reed Financial, Inc. – Class “A”	4,376,750
			55,742,546
		Health Care—10.6%
75,000		DENTSPLY International, Inc.	2,301,750
75,000	*	Gilead Sciences, Inc.	2,910,000
99,500		Hill-Rom Holdings, Inc.	2,986,990
65,000	*	Hi-Tech Pharmacal Company, Inc.	2,184,000
77,500		McKesson Corporation	5,634,250
280,000	*	Merit Medical Systems, Inc.	3,679,200
3,500	*	Mettler-Toledo International, Inc.	489,860
20,000		Perrigo Company	1,942,200
155,000	*	Sirona Dental Systems, Inc.	6,573,550
55,000		St. Jude Medical, Inc.	1,990,450
125,000	*	Thermo Fisher Scientific, Inc.	6,330,000
275,000	*	Warner Chilcott, PLC – Class “A”	3,932,500
70,000	*	Watson Pharmaceuticals, Inc.	4,777,500
			45,732,250

105

Portfolio of Investments (continued)
OPPORTUNITY FUND
September 30, 2011

Shares		Security	Value
		Industrials—17.7%
75,000		A.O. Smith Corporation	$ 2,402,250
106,100	*	Altra Holdings, Inc.	1,227,577
89,300		Armstrong World Industries, Inc.	3,075,492
140,000		Chicago Bridge & Iron Company NV – NY Shares	4,008,200
175,000	*	EnerSys, Inc.	3,503,500
80,000	*	Esterline Technologies Corporation	4,147,200
81,400	*	Generac Holdings, Inc.	1,531,134
86,000		Goodrich Corporation	10,378,480
185,000		IDEX Corporation	5,764,600
82,500		J.B. Hunt Transport Services, Inc.	2,979,900
145,000	*	MasTec, Inc.	2,553,450
175,000	*	Mobile Mini, Inc.	2,877,000
130,000		Republic Services, Inc.	3,647,800
40,000		Roper Industries, Inc.	2,756,400
120,000		Snap-on, Inc.	5,328,000
266,600		TAL International Group, Inc.	6,649,004
130,000	*	Thermon Group Holdings, Inc.	1,796,600
105,000		Timken Company	3,446,100
167,500		Triumph Group, Inc.	8,163,950
			76,236,637
		Information Technology—13.8%
200,000		Avago Technologies, Ltd.	6,554,000
650,000	*	Brocade Communications Systems, Inc.	2,808,000
45,000	*	CACI International, Inc. – Class “A”	2,247,300
185,000	*	Checkpoint Systems, Inc.	2,512,300
43,300	*	Coherent, Inc.	1,860,168
85,000		Comtech Telecommunications Corporation	2,387,650
80,000	*	FEI Company	2,396,800
55,000	*	Fiserv, Inc.	2,792,350
237,400		Intersil Corporation – Class “A”	2,442,846
170,000	*	InterXion Holding NV	2,007,700
75,000	*	Intuit, Inc.	3,558,000
65,000	*	JDA Software Group, Inc.	1,523,600
380,000	*	NCR Corporation	6,418,200
110,000	*	NetScout Systems, Inc.	1,256,200
220,000	*	Symantec Corporation	3,586,000
210,000		TE Connectivity, Ltd.	5,909,400
225,000		Technology Select Sector SPDR Fund (ETF)	5,303,250
65,000	*	Varian Semiconductor Equipment Associates, Inc.	3,974,750
			59,538,514

106

Shares		Security		Value
		Materials—9.7%
120,000		Agrium, Inc.		$ 7,999,200
52,500		Allegheny Technologies, Inc.		1,941,975
165,300		Buckeye Technologies, Inc.		3,985,383
100,000		Cabot Corporation		2,478,000
90,000		Freeport-McMoRan Copper & Gold, Inc.		2,740,500
365,000		Globe Specialty Metals, Inc.		5,299,800
230,000		Kronos Worldwide, Inc.		3,698,400
40,000		Praxair, Inc.		3,739,200
55,000		Sigma-Aldrich Corporation		3,398,450
200,000		Temple-Inland, Inc.		6,274,000
				41,554,908
		Telecommunication Services—.8%
10,250	*	Boingo Wireless, Inc.		73,288
200,000		NTELOS Holdings Corporation		3,546,000
				3,619,288
		Utilities—4.4%
111,000		AGL Resources, Inc.		4,522,140
110,000		Portland General Electric Company		2,605,900
135,000		SCANA Corporation		5,460,750
200,000		Wisconsin Energy Corporation		6,258,000
				18,846,790
Total Value of Common Stocks (cost $377,776,254)			96.4%	414,850,715
Other Assets, Less Liabilities			3.6	15,565,780
Net Assets			100.0%	$430,416,495

* Non-income producing

Summary of Abbreviations:
ADR	American Depositary Receipts
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

107

Portfolio of Investments (continued)
OPPORTUNITY FUND
September 30, 2011

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2011:

	Level 1	Level 2	Level 3	Total
Common Stocks*	$414,850,715	$—	$—	$414,850,715

*	The Portfolio of Investments provides information on the industry categorization for the portfolio.

There were no transfers into or from Level 1 or Level 2 by the Fund during the year ended
September 30, 2011.

108	See notes to financial statements

Portfolio Managers’ Letter
SPECIAL SITUATIONS FUND

Dear Investor:

This is the annual report for the First Investors Special Situations Fund for the fiscal year ended September 30, 2011. During the period, the Fund’s return on a net asset value basis was 5.1% for Class A shares and 4.4% for Class B shares.

The Fund’s top performing sector for the review period was financials, which returned 10.1% compared to a decline of 6.3% for the benchmark sector. As in the past, results were helped by our decision to avoid banks with significant credit exposure. Our top performing stock in the sector, Harleysville Group, agreed to a sale to Nationwide Insurance for over a 100% premium. The company had a pooling agreement with its parent company that was underappreciated and undervalued by investors. We believe that Harleysville reflects our strategy of finding undervalued, out-of-favor stocks.

The second-best performing sector for the review period was materials, a large overweight for the portfolio. The portfolio outperformed the sector, appreciating 13.3% compared to a decline of 8.2% for the benchmark sector. Smurfit-Stone Container was our top performing stock in the sector. Smurfit-Stone makes containerboard, used in corrugated boxes. We purchased shares at a highly discounted valuation immediately after the company emerged from bankruptcy. During the financial crisis, capacity in the containerboard industry was cut significantly. As demand increased and utilization rates rose to very high levels, prices increased substantially. Smurfit-Stone was a beneficiary, and eventually agreed to be bought by RockTenn Corp. We more than doubled our money on this investment.

The utilities sector was a modest detractor from returns for the review period due to our limited exposure to the sector. This lack of exposure had a negative impact on performance because utilities was the top-performing sector in the benchmark, with a return of 12.1%.

The stock market experienced a correction in the last two quarters of the Fund’s fiscal year. Macroeconomic indicators moderated over the review period, and recent numbers seem to offer little hope for a near-term acceleration in the economy. The market was also affected by the divisiveness of the debt-ceiling negotiations in Congress this summer and by the ongoing debt crisis in Europe.

109

Portfolio Managers’ Letter (continued)
SPECIAL SITUATIONS FUND

There have, however, also been some positive economic data points in recent months. The price of oil has remained low, offering some relief to the consumer and discretionary spending dollars. Raw material inflation has abated, with materials such as copper well off their highs earlier in the year. This should benefit companies in their supply chains, as those lower costs pass through to them. Many companies have healthy balance sheets with cash to spend on acquisitions and share repurchases. Lastly, small-cap outflows have been severe in 2011. From our contrarian’s perspective, we hope that this augurs well for a return to the small-cap asset class sooner rather than later.

In this environment, we maintain our commitment to fundamental research. We have been diligent about reexamining our holdings, assumptions and expectations for earnings. We also continue to look for (and find) opportunities to purchase well-managed companies at discounted prices. We recognize that this is a difficult economic environment. We firmly believe, however, that judicious investing during these periods will produce superior returns over the long run.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

110

Fund Expenses (unaudited)
SPECIAL SITUATIONS FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/11)	(9/30/11)	(4/1/11–9/30/11)*
Expense Example – Class A Shares
Actual	$1,000.00	$824.90	$6.59
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,017.85	$7.28
Expense Example – Class B Shares
Actual	$1,000.00	$822.29	$9.78
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,014.34	$10.81

*	Expenses are equal to the annualized expense ratio of 1.44% for Class A shares and 2.14% for
Class B shares, multiplied by the average account value over the period, multiplied by 183/365
(to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2011, and are based on the total market value of investments.

111

Cumulative Performance Information (unaudited)
SPECIAL SITUATIONS FUND

Comparison of change in value of $10,000 investment in the First Investors Special Situations Fund (Class A shares) and the Russell 2000 Index.

The graph compares a $10,000 investment in the First Investors Special Situations Fund (Class A shares) beginning 9/30/01 with a theoretical investment in the Russell 2000 Index (the “Index”). The Index is an unmanaged Index that measures the performance of the small-cap segment of the U.S. equity universe. The Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. The Index includes approximately 2000 of the smallest securities in the Russell 3000 Index based on a combination of their market cap and current index membership. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in the sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/11) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02, the maximum sales charge was 6.25%). The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (1.01%), 1.24% and 4.64%, respectively. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been .30%, 1.39% and 4.91%, respectively. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Frank Russell and Company and all other figures are from First Investors Management Company, Inc.

112

Portfolio of Investments (continued)
SPECIAL SITUATIONS FUND
September 30, 2011

Shares		Security	Value
		COMMON STOCKS—93.9%
		Consumer Discretionary—11.9%
461,479		American Eagle Outfitters, Inc.	$ 5,408,534
123,700	*	Big Lots, Inc.	4,308,471
211,600	*	Express, Inc.	4,293,364
212,000		Foot Locker, Inc.	4,259,080
148,100		Men’s Wearhouse, Inc.	3,862,448
104,200		PVH Corporation	6,068,608
554,400		Regal Entertainment Group – Class “A”	6,508,656
			34,709,161
		Consumer Staples—3.1%
85,500		Cal-Maine Foods, Inc.	2,687,265
279,400	*	Dole Food Company, Inc.	2,794,000
49,200		J. M. Smucker Company	3,586,188
			9,067,453
		Energy—5.6%
350,141	*	Matrix Service Company	2,979,700
551,700	*	PetroQuest Energy, Inc.	3,034,350
94,700	*	Plains Exploration & Production Company	2,150,637
150,300	*	Resolute Energy Corporation	1,707,408
370,400	*	Venoco, Inc.	3,263,224
85,200	*	Whiting Petroleum Corporation	2,988,816
			16,124,135
		Financials—19.9%
16,612	*	Alleghany Corporation	4,792,562
135,600		American Financial Group, Inc.	4,213,092
906,000		Anworth Mortgage Asset Corporation (REIT)	6,160,800
190,700		Aspen Insurance Holdings, Ltd.	4,393,728
357,747		Capitol Federal Financial, Inc.	3,777,808
110,500	*	EZCORP, Inc. – Class “A”	3,153,670
93,600		Harleysville Group, Inc.	5,509,296
698,100	*	Knight Capital Group, Inc. – Class “A”	8,488,896
7,200	*	Markel Corporation	2,571,336
687,200		MFA Financial, Inc. (REIT)	4,824,144
79,000		Mid-America Apartment Communities, Inc. (REIT)	4,757,380
297,800		Montpelier Re Holdings, Ltd.	5,265,104
			57,907,816

113

Portfolio of Investments (continued)
SPECIAL SITUATIONS FUND
September 30, 2011

Shares		Security	Value
		Health Care—10.3%
154,500	*	Endo Pharmaceuticals Holdings, Inc.	$ 4,324,455
126,400	*	Life Technologies Corporation	4,857,552
132,288	*	Magellan Health Services, Inc.	6,389,511
83,900	*	MEDNAX, Inc.	5,255,496
271,500	*	Myriad Genetics, Inc.	5,087,910
207,900		PerkinElmer, Inc.	3,993,759
			29,908,683
		Industrials—6.2%
154,600		Applied Industrial Technologies, Inc.	4,198,936
291,900	*	EMCOR Group, Inc.	5,934,327
96,100	*	FTI Consulting, Inc.	3,537,441
24,200		Precision Castparts Corporation	3,762,132
24,800		Woodward, Inc.	679,520
			18,112,356
		Information Technology—22.6%
248,400	*	Avnet, Inc.	6,478,272
835,900	*	Brightpoint, Inc.	7,698,639
586,200	*	Compuware Corporation	4,490,292
757,500	*	Convergys Corporation	7,105,350
143,400	*	Cymer, Inc.	5,331,612
115,327	*	Diodes, Inc.	2,066,660
322,000	*	Emulex Corporation	2,060,800
110,100	*	IAC/InterActiveCorp	4,354,455
435,200	*	Kulicke and Soffa Industries, Inc.	3,246,592
142,100		Lender Processing Services, Inc.	1,945,349
183,400	*	Lexmark International, Inc. – Class “A”	4,957,302
162,900	*	Marvell Technology Group, Ltd.	2,366,937
124,200	*	Microsemi Corporation	1,984,716
547,500	*	QLogic Corporation	6,942,300
583,200	*	Vishay Intertechnology, Inc.	4,875,552
			65,904,828
		Materials—13.3%
103,000		AptarGroup, Inc.	4,601,010
281,300	*	Chemtura Corporation	2,821,439
77,924	*	Innospec, Inc.	1,886,540
248,600		Olin Corporation	4,477,286
95,977		Rock-Tenn Company – Class “A”	4,672,160

114

Shares		Security		Value
		Materials (continued)
46,500		Royal Gold, Inc.		$ 2,978,790
110,400		Schnitzer Steel Industries, Inc. – Class “A”		4,062,720
206,100		Sensient Technologies Corporation		6,708,555
33,300	*	Tronox, Inc.		2,597,400
115,165		Westlake Chemical Corporation		3,947,856
				38,753,756
		Telecommunication Services—1.0%
446,700	*	Premiere Global Services, Inc.		2,867,814
Total Value of Common Stocks (cost $259,251,312)			93.9%	273,356,002
Other Assets, Less Liabilities			6.1	17,747,741
Net Assets			100.0%	$291,103,743

* Non-income producing

Summary of Abbreviations:
REIT	Real Estate Investment Trust

115

Portfolio of Investments (continued)
SPECIAL SITUATIONS FUND
September 30, 2011

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2011:

	Level 1	Level 2	Level 3	Total
Common Stocks*	$273,356,002	$—	$—	$273,356,002

*	The Portfolio of Investments provides information on the industry categorization for the portfolio.

There were no transfers into or from Level 1 or Level 2 by the Fund during the year ended
September 30, 2011.

116	See notes to financial statements

Portfolio Manager’s Letter
INTERNATIONAL FUND

Dear Investor:

This is the annual report for the First Investors International Fund for the fiscal year ended September 30, 2011. During the period, the Fund’s return on a net asset value basis was –4.7% for Class A shares and –5.3% for Class B shares, including dividends of 17.4 cents per share on Class A shares and 15.6 cents per share on Class B shares.

Early in the reporting period, corporate earnings and cash flow were better than expected. As the fiscal year progressed, equity markets across the globe were plagued by increased volatility and heavy trading volumes, primarily resulting from concerns about debt issues in developed countries.

In the United States, a compromise on raising the U.S. debt ceiling was immediately followed by a credit rating downgrade from Standard & Poor’s. Soon after, the Federal Reserve announced it would pursue Operation Twist — a plan to buy $400 billion in long-term Treasury securities with proceeds from the sale of short-term government debt. In Europe, the sovereign-debt crisis was compounded by slower GDP growth estimates in both the United States and Europe. Regulators in Spain, France and Italy banned short selling in their equity markets in an effort to stabilize the region. Even with all the efforts to solve the debt problems of the European periphery, the threat of contagion persists.

Policymakers in many emerging nations continued to battle both inflation and recession concerns. If world economies begin to tip into recession, it’s likely that emerging nations with high absolute interest rates will be able to recover fairly quickly by cutting those rates. Developed nations with near zero rates may require longer and more complex strategies to right their economies.

Companies in Switzerland and the United Kingdom helped the Fund’s absolute and relative performance during the reporting period. The Fund had significantly more exposure to names in the consumer staples space than its benchmark did, which also helped performance during the reporting period. Philip Morris International, British American Tobacco and Imperial Tobacco Group made positive contributions to absolute and relative performance. The Fund had less exposure to the financials sector than its benchmark, and the companies held in the portfolio, including Daito Trust Construction in Japan, helped relative performance. Lack of exposure to companies in the telecommunications sector hurt relative performance during the review period.

117

Portfolio Manager’s Letter (continued)
INTERNATIONAL FUND

Despite this recent period of sharp relative outperformance, the portfolio’s positioning has not changed meaningfully and we remain confident that the superior earnings profiles of the companies we seek will continue to leave us well positioned to achieve our long-term performance goals.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

118

Fund Expenses (unaudited)
INTERNATIONAL FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/11)	(9/30/11)	(4/1/11–9/30/11)*
Expense Example – Class A Shares
Actual	$1,000.00	$912.04	$8.82
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,015.84	$9.30
Expense Example – Class B Shares
Actual	$1,000.00	$908.55	$12.15
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,012.34	$12.81

*	Expenses are equal to the annualized expense ratio of 1.84% for Class A shares and 2.54% for
Class B shares, multiplied by the average account value over the period, multiplied by 183/365
(to reflect the one-half year period).

Portfolio Composition
TOP SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2011, and are based on the total market value of investments.

119

Cumulative Performance Information (unaudited)
INTERNATIONAL FUND

Comparison of change in value of $10,000 investment in the First Investors International Fund (Class A shares), the Morgan Stanley Capital International (“MSCI”) EAFE Index (Gross) and the Morgan Stanley Capital International (“MSCI”) EAFE Index (Net).

The graph compares a $10,000 investment in the First Investors International Fund (Class A shares) beginning 6/27/06 (inception date) with theoretical investments in the MSCI EAFE Index (Gross) and the MSCI EAFE Index (Net) (the “Indices”). The Indices are free float-adjusted market capitalization indices that measure developed foreign market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index (Gross) is calculated on a total-return basis with the maximum possible dividend reinvestment (before taxes). The MSCI EAFE Index (Net) is calculated on a total-return basis with the minimum possible dividend reinvestment (after taxes). The Indices are unmanaged and it is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/11) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return Since Inception would have been (1.38%). The Class B “S.E.C. Standardized” Average Annual Total Return Since Inception would have been (1.13%). Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Indices figures are from Morgan Stanley & Co., Inc. and all other figures are from First Investors Management Company, Inc.

120

Portfolio of Investments (continued)
INTERNATIONAL FUND
September 30, 2011

Shares		Security	Value
		COMMON STOCKS—97.8%
		United Kingdom—24.1%
50,857		Admiral Group, PLC	$ 996,622
85,121		Amlin, PLC	373,720
198,231		British American Tobacco, PLC	8,361,787
87,205		Bunzl, PLC	1,038,106
152,755		Diageo, PLC	2,909,538
275,803		Domino’s Pizza UK & IRL, PLC	1,899,610
37,908		Fresnillo, PLC	925,790
171,947		Imperial Tobacco Group, PLC	5,796,851
51,612		Reckitt Benckiser Group, PLC	2,612,399
83,891	*	Rolls-Royce Holdings, PLC	770,398
80,159		SABMiller, PLC	2,612,830
32,878		Scottish and Southern Energy, PLC	659,091
469,124		Tesco, PLC	2,745,114
			31,701,856
		India—12.9%
28,257		Bharat Heavy Electricals, Ltd.	942,241
540,725		HDFC Bank, Ltd.	5,115,114
5,604		HDFC Bank, Ltd. (ADR)	163,357
380,101		Housing Development Finance Corporation, Ltd.	4,948,337
877,362		ITC, Ltd.	3,534,310
18,062		Nestle India, Ltd.	1,563,039
28,900		Tata Consultancy Services, Ltd.	608,261
			16,874,659
		Brazil—9.5%
127,065		AES Tiete SA	1,608,634
127,091		CETIP SA – Balcao Organizado de Ativos e Derivatos	1,513,795
77,675		Companhia de Bebidas das Americas (ADR)	2,380,739
103,800		CPFL Energia SA	1,149,139
28,300		CPFL Energia SA (ADR)	626,845
43,700		Itau Unibanco Holding SA (ADR)	678,224
153,227		Redecard SA	2,089,253
241,665		Souza Cruz SA	2,438,457
			12,485,086

121

Portfolio of Investments (continued)
INTERNATIONAL FUND
September 30, 2011

Shares	Security	Value
	France—7.7%
16,915	bioMerieux	$ 1,476,165
24,754	Bureau Veritas SA	1,782,046
33,958	Essilor International SA	2,445,584
4,811	Hermes International	1,442,660
12,158	L’Oreal SA	1,187,777
22,674	Pernod Ricard SA	1,777,800
		10,112,032
	Switzerland—7.5%
7,883	Kuehne & Nagel International AG	882,882
62	Lindt & Spruengli AG	179,978
106,520	Nestle SA – Registered	5,851,947
52,849	Novartis AG – Registered	2,946,059
		9,860,866
	Netherlands—6.0%
35,848	Core Laboratories NV	3,220,226
61,296	Royal Dutch Shell, PLC – Class “A”	1,892,958
88,880	Unilever NV – CVA	2,817,459
		7,930,643
	United States—5.9%
123,429	Philip Morris International, Inc.	7,699,501
	Australia—4.9%
194,739	Coca-Cola Amatil, Ltd.	2,240,587
40,636	Newcrest Mining, Ltd.	1,345,226
48,830	QBE Insurance Group, Ltd.	602,248
93,494	Woolworths, Ltd.	2,243,887
		6,431,948
	Canada—4.0%
28,015	Canadian National Railway Company	1,875,194
66,224	Canadian Natural Resources, Ltd.	1,948,494
32,000	Goldcorp, Inc.	1,468,797
		5,292,485

122

Shares		Security		Value
		Japan—3.6%
17,100		Daito Trust Construction Company, Ltd.		$ 1,568,730
31,650		Nitori Company, Ltd.		3,187,938
				4,756,668
		Belgium—3.1%
56,695		Anheuser-Busch Inbev NV		3,013,715
25,232		Colruyt SA		1,049,746
				4,063,461
		Ireland—2.6%
76,827		Covidien, PLC		3,388,071
		Denmark—2.1%
27,760		Novo Nordisk A/S – Series “B”		2,772,790
		Singapore—1.0%
215,700		Oversea-Chinese Banking Corporation, Ltd.		1,334,298
		Colombia—.9%
28,751		Ecopetrol SA (ADR)		1,158,378
		China—.7%
8,783	*	Baidu.com, Inc. (ADR)		938,990
		Mexico—.6%
330,100		Wal-Mart de Mexico SAB de CV		759,029
		Hong Kong—.4%
236,400		Wynn Macau, Ltd.		559,232
		Sweden—.3%
18,739		Indutrade AB		445,743
Total Value of Common Stocks (cost $108,263,697)			97.8%	128,565,736
Other Assets, Less Liabilities			2.2	2,897,059
Net Assets			100.0%	$131,462,795

* Non-income producing

Summary of Abbreviations:
ADR	American Depositary Receipts

123

Portfolio of Investments (continued)
INTERNATIONAL FUND
September 30, 2011

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2011:

	Level 1	Level 2		Level 3	Total
Common Stocks
Consumer Staples	$13,277,726	$50,498,764		$—	$63,776,490
Financials	2,355,376	14,939,069		—	17,294,445
Health Care	3,388,071	9,640,598		—	13,028,669
Energy	6,327,098	1,892,958		—	8,220,056
Industrials	1,875,194	5,861,416		—	7,736,610
Consumer Discretionary	—	7,089,440		—	7,089,440
Utilities	3,384,618	659,091		—	4,043,709
Materials	1,468,797	2,271,016		—	3,739,813
Information Technology	3,028,243	608,261		—	3,636,504
Total Investments in Securities*	$35,105,123	$93,460,613	**	$—	$128,565,736

*	The Portfolio of Investments provides information on the country categorization for the portfolio.

**	Includes certain securities trading outside of the U.S. whose values were adjusted as a result of sig-
nificant market movements following the close of local trading; therefore, $93,460,613 of investment securities were classified as Level 2 instead of Level 1 (see Note 1A).

124	See notes to financial statements

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125

Statements of Assets and Liabilities
FIRST INVESTORS INCOME FUNDS
September 30, 2011

	CASH			INVESTMENT
	MANAGEMENT		GOVERNMENT	GRADE	INCOME
Assets
Investments in securities:
At identified cost	$148,260,633		$331,702,737	$411,211,464	$517,904,374

At value (Note 1A)	$148,260,633		$350,574,551	$437,958,933	$493,159,943
Cash	1,494,850		2,313,859	3,161,178	17,591,147
Receivables:
Investment securities sold	—		—	—	519,619
Interest	167,457		1,351,529	6,572,978	11,915,739
Shares sold	—		560,722	584,634	497,905
Other assets	13,691		32,392	40,582	50,477

Total Assets	149,936,631		354,833,053	448,318,305	523,734,830

Liabilities
Payables:
Investment securities purchased	—		—	—	9,881,340
Shares redeemed	164,154		380,747	780,579	474,824
Dividends payable	—		79,044	143,888	495,226
Accrued advisory fees	—		159,685	203,763	301,823
Accrued shareholder servicing costs	47,834		57,788	76,055	96,991
Accrued expenses	34,613		43,879	44,073	65,977

Total Liabilities	246,601		721,143	1,248,358	11,316,181

Net Assets	$149,690,030		$354,111,910	$447,069,947	$512,418,649

Net Assets Consist of:
Capital paid in	$149,690,030		$340,857,138	$447,033,130	$745,273,282
Undistributed net investment income (deficit)	—		130,710	(2,390,751)	(445,932)
Accumulated net realized loss on investments	—		(5,747,752)	(24,319,901)	(207,664,270)
Net unrealized appreciation (depreciation) in value of investments	—		18,871,814	26,747,469	(24,744,431)
Total	$149,690,030		$354,111,910	$447,069,947	$512,418,649

Net Assets:
Class A	$148,171,007		$346,827,518	$437,093,548	$504,838,520
Class B	$1,519,023		$7,284,392	$9,976,399	$7,580,129
Shares outstanding (Note 7):
Class A	148,171,007		29,935,621	45,424,898	215,229,991
Class B	1,519,023		629,449	1,037,119	3,230,667

Net asset value and redemption price per share – Class A	$1.00	#	$11.59	$9.62	$2.35

Maximum offering price per share – Class A
(Net asset value/.9425)*	N/A		$12.30	$10.21	$2.49

Net asset value and offering price per share – Class B (Note 7)	$1.00		$11.57	$9.62	$2.35

#Also maximum offering price per share
*On purchases of $100,000 or more, the sales charge is reduced

126	See notes to financial statements	127

Statements of Assets and Liabilities
FIRST INVESTORS EQUITY FUNDS
September 30, 2011

	TOTAL			GROWTH &
	RETURN	VALUE	BLUE CHIP	INCOME	GLOBAL
Assets
Investments in securities:
At identified cost	$350,829,247	$321,337,781	$341,285,616	$588,120,285	$240,063,095

At value (Note 1A)	$382,283,462	$314,271,690	$334,165,511	$639,235,063	$235,499,489
Cash	14,818,357	13,339,157	17,003,422	7,246,065	10,850,654
Receivables:
Investment securities sold	—	10,161,379	—	—	2,387,434
Dividends and interest	2,070,415	791,834	467,278	749,974	409,243
Shares sold	303,539	177,060	207,002	476,458	153,972
Other assets	36,497	33,026	36,224	62,242	31,713
Total Assets	399,512,270	338,774,146	351,879,437	647,769,802	249,332,505

Liabilities
Payables:
Investment securities purchased	986,016	12,556,818	—	1,094,511	2,624,177
Shares redeemed	433,285	361,731	725,559	816,190	357,284
Dividends payable	27,397	17,181	6,305	8,994	—
Other liabilities	—	—	—	—	7,709
Accrued advisory fees	249,073	206,720	222,555	401,869	203,388
Accrued shareholder servicing costs	91,732	81,884	117,918	181,484	75,769
Accrued expenses	44,022	51,906	86,963	69,246	54,546

Total Liabilities	1,831,525	13,276,240	1,159,300	2,572,294	3,322,873

Net Assets	$397,680,745	$325,497,906	$350,720,137	$645,197,508	$246,009,632

Net Assets Consist of:
Capital paid in	$371,475,449	$350,219,591	$375,369,354	$606,778,349	$281,046,643
Undistributed net investment income (deficit)	(570,667)	972,614	570,243	1,284,464	278,039
Accumulated net realized loss on investments
and foreign currency transactions	(4,678,252)	(18,628,208)	(18,099,355)	(13,980,083)	(30,740,338)
Net unrealized appreciation (depreciation) in value of
investments and foreign currency transactions	31,454,215	(7,066,091)	(7,120,105)	51,114,778	(4,574,712)
Total	$397,680,745	$325,497,906	$350,720,137	$645,197,508	$246,009,632
Net Assets:
Class A	$384,720,132	$317,550,434	$341,018,449	$625,562,329	$241,494,336
Class B	$12,960,613	$7,947,472	$9,701,688	$19,635,179	$4,515,296
Shares outstanding (Note 7):
Class A	27,275,554	51,195,249	17,940,916	48,957,597	43,595,975
Class B	934,084	1,302,100	549,091	1,634,283	939,372
Net asset value and redemption price
per share – Class A	$14.10	$6.20	$19.01	$12.78	$5.54
Maximum offering price per share – Class A
(Net asset value/.9425)*	$14.96	$6.58	$20.17	$13.56	$5.88
Net asset value and offering price per share –
Class B (Note 7)	$13.88	$6.10	$17.67	$12.01	$4.81
*On purchases of $100,000 or more, the sales charge is reduced

128	See notes to financial statements	129

Statements of Assets and Liabilities
FIRST INVESTORS EQUITY FUNDS
September 30, 2011

	SELECT		SPECIAL
	GROWTH	OPPORTUNITY	SITUATIONS	INTERNATIONAL
Assets
Investments in securities:
At identified cost	$182,554,378	$377,776,254	$259,251,312	$108,263,697
At value (Note 1A)	$206,273,548	$414,850,715	$273,356,002	$128,565,736
Cash	3,864,486	17,239,150	17,367,724	2,744,025
Receivables:
Investment securities sold	—	—	2,896,984	242,687
Dividends and interest	104,772	398,775	277,931	778,246
Shares sold	151,238	339,939	208,349	130,199
Other assets	18,511	40,271	26,896	12,738
Total Assets	210,412,555	432,868,850	294,133,886	132,473,631
Liabilities
Payables:
Investment securities purchased	—	1,290,771	2,316,366	646,435
Shares redeemed	241,327	720,011	396,540	169,949
Accrued advisory fees	135,883	277,266	199,028	111,655
Accrued shareholder servicing costs	66,819	115,591	80,619	45,890
Accrued expenses	32,682	48,716	37,590	36,907

Total Liabilities	476,711	2,452,355	3,030,143	1,010,836

Net Assets	$209,935,844	$430,416,495	$291,103,743	$131,462,795
Net Assets Consist of:
Capital paid in	$261,958,494	$374,543,044	$256,550,483	$156,679,026
Undistributed net investment income (deficit)	—	2,940,592	387,081	(315,243)
Accumulated net realized gain (loss) on investments
and foreign currency transactions	(75,741,820)	15,858,398	20,061,489	(45,184,762)
Net unrealized appreciation in value of investments
and foreign currency transactions	23,719,170	37,074,461	14,104,690	20,283,774
Total	$209,935,844	$430,416,495	$291,103,743	$131,462,795
Net Assets:
Class A	$203,243,348	$415,391,698	$285,219,521	$128,479,316
Class B	$6,692,496	$15,024,797	$5,884,222	$2,983,479
Shares outstanding (Note 7):
Class A	32,204,864	17,256,211	13,131,576	13,461,367
Class B	1,159,043	720,505	313,930	322,747
Net asset value and redemption price
per share – Class A	$6.31	$24.07	$21.72	$9.54
Maximum offering price per share – Class A
(Net asset value/.9425)*	$6.69	$25.54	$23.05	$10.12
Net asset value and offering price per share –
Class B (Note 7)	$5.77	$20.85	$18.74	$9.24
*On purchases of $100,000 or more, the sales charge is reduced

130	See notes to financial statements	131

Statements of Operations
FIRST INVESTORS INCOME FUNDS
Year Ended September 30, 2011

	CASH		INVESTMENT
	MANAGEMENT	GOVERNMENT	GRADE	INCOME
Investment Income
Income:
Interest	$230,196	$14,512,416	$21,632,700	$41,145,868
Dividends from affiliate (Note 2)	—	2,816	4,072	9,570

Total income	230,196	14,515,232	21,636,772	41,155,438

Expenses (Notes 1 and 3):
Advisory fees	676,133	2,255,976	2,830,858	3,911,522
Distribution plan expenses – Class A	—	998,962	1,251,465	1,574,298
Distribution plan expenses – Class B	11,561	88,273	117,628	95,126
Shareholder servicing costs	596,352	659,045	845,120	1,112,273
Professional fees	32,533	62,497	56,112	82,088
Registration fees	59,490	48,697	52,316	46,444
Custodian fees	21,345	46,935	33,437	42,465
Reports to shareholders	15,845	15,149	19,254	30,392
Trustees’ fees	6,422	16,425	20,518	25,741
Other expenses	23,575	88,682	75,385	112,494

Total expenses	1,443,256	4,280,641	5,302,093	7,032,843
Less: Expenses waived or assumed	(1,210,612)	(375,996)	(471,810)	(171,290)
Expenses paid indirectly	(2,448)	(1,528)	(1,904)	(2,380)

Net expenses	230,196	3,903,117	4,828,379	6,859,173

Net investment income	—	10,612,115	16,808,393	34,296,265

Realized and Unrealized Gain (Loss) on Investments (Note 2):

Net realized gain on investments	—	1,522,798	7,307,577	18,967,534

Net unrealized appreciation (depreciation) of investments	—	6,710,421	(13,459,178)	(47,914,443)

Net gain (loss) on investments	—	8,233,219	(6,151,601)	(28,946,909)

Net Increase in Net Assets Resulting from Operations	$—	$18,845,334	$10,656,792	$5,349,356

132	See notes to financial statements	133

Statements of Operations
FIRST INVESTORS EQUITY FUNDS
Year Ended September 30, 2011

	TOTAL			GROWTH &
	RETURN	VALUE	BLUE CHIP	INCOME	GLOBAL
Investment Income
Dividends	$6,659,745 (a)	$10,947,141 (b)	$9,121,624 (c)	$19,538,093 (d)	$5,477,567 (e)
Dividends from affiliate (Note 2)	13,436	16,028	3,786	8,691	10,324
Interest	7,077,040	—	—	—	844

Total income	13,750,221	10,963,169	9,125,410	19,546,784	5,488,735

Expenses (Notes 1 and 3):
Advisory fees	3,090,716	2,771,567	2,998,378	5,295,714	2,902,362
Distribution plan expenses – Class A	1,202,034	1,085,257	1,172,263	2,122,692	870,172
Distribution plan expenses – Class B	160,879	106,876	131,871	256,612	62,512
Shareholder servicing costs	985,017	901,245	1,295,081	1,987,624	891,636
Professional fees	49,174	69,817	93,739	85,714	41,545
Custodian fees	17,534	12,715	14,159	21,554	153,117
Registration fees	46,458	46,407	45,279	53,187	42,936
Reports to shareholders	23,288	21,178	29,633	43,384	23,694
Trustees’ fees	20,004	18,079	31,169	35,416	14,421
Other expenses	76,370	60,157	72,948	102,335	86,944

Total expenses	5,671,474	5,093,298	5,884,520	10,004,232	5,089,339
Less: Expenses waived	—	—	—	—	(87,432)
Expenses paid indirectly	(2,569)	(2,295)	(2,490)	(4,519)	(1,825)

Net expenses	5,668,905	5,091,003	5,882,030	9,999,713	5,000,082

Net investment income	8,081,316	5,872,166	3,243,380	9,547,071	488,653

Realized and Unrealized Gain (Loss) on Investments and
Foreign Currency Transactions (Note 2):
Net realized gain (loss) on:
Investments	5,756,364	14,176,441	70,747,449	7,507,482	24,446,096
Foreign currency transactions	—	—	—	—	(83,580)
Net realized gain on investments
and foreign currency transactions	5,756,364	14,176,441	70,747,449	7,507,482	24,362,516

Net unrealized depreciation of investments	(8,150,969)	(29,680,263)	(78,064,787)	(14,184,013)	(51,321,420)
Net loss on investments and foreign
currency transactions	(2,394,605)	(15,503,822)	(7,317,338)	(6,676,531)	(26,958,904)
Net Increase (Decrease) in Net Assets Resulting
from Operations	$5,686,711	$(9,631,656)	$(4,073,958)	$2,870,540	$(26,470,251)

(a) Net of $24,120 foreign taxes withheld
(b) Net of $77,187 foreign taxes withheld
(c) Net of $33,553 foreign taxes withheld
(d) Net of $72,612 foreign taxes withheld
(e) Net of $370,088 foreign taxes withheld

134	See notes to financial statements	135

Statements of Operations
FIRST INVESTORS EQUITY FUNDS
Year Ended September 30, 2011

	SELECT		SPECIAL
	GROWTH	OPPORTUNITY	SITUATIONS	INTERNATIONAL
Investment Income
Dividends	$2,661,753	$9,827,863 (f)	$5,163,496	$4,355,507 (g)
Dividends from affiliate (Note 2)	3,256	6,646	28,042	1,830
Interest	—	—	—	502

Total income	2,665,009	9,834,509	5,191,538	4,357,839

Expenses (Notes 1 and 3):
Advisory fees	1,705,312	3,651,408	2,978,380	1,387,404
Distribution plan expenses – Class A	656,748	1,425,161	968,457	414,210
Distribution plan expenses – Class B	84,588	201,511	76,316	35,017
Shareholder servicing costs	776,875	1,369,808	931,959	550,221
Professional fees	34,659	58,851	41,422	23,597
Custodian fees	5,325	14,982	16,773	170,131
Registration fees	40,119	45,616	42,213	39,418
Reports to shareholders	19,137	31,334	23,219	15,134
Trustees’ fees	10,877	23,835	15,900	6,810
Other expenses	33,382	74,359	46,627	43,778

Total expenses	3,367,022	6,896,865	5,141,266	2,685,720
Less: Expenses waived	—	—	(334,772)	—
Expenses paid indirectly	(1,402)	(3,052)	(2,037)	(872)

Net expenses	3,365,620	6,893,813	4,804,457	2,684,848

Net investment income (loss)	(700,611)	2,940,696	387,081	1,672,991

Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions (Notes 2 and 6):
Net realized gain (loss) on:
Investments	18,583,950	22,550,335	41,414,111	1,577,496
Foreign currency transactions	—	—	—	(2,482,963)
Net realized gain (loss) on investments
and foreign currency transactions	18,583,950	22,550,335	41,414,111	(905,467)
Net unrealized appreciation (depreciation) of:
Investments	(734,742)	(13,185,793)	(26,613,391)	(7,950,554)
Foreign currency transactions	—	—	—	701,354
Net unrealized loss on investments
and foreign currency transactions	(734,742)	(13,185,793)	(26,613,391)	(7,249,200)
Net gain (loss) on investments and foreign
currency transactions	17,849,208	9,364,542	14,800,720	(8,154,667)
Net Increase (Decrease) in Net Assets Resulting
from Operations	$17,148,597	$12,305,238	$15,187,801	$(6,481,676)

(f) Net of $13,808 foreign taxes withheld
(g) Net of $324,385 foreign taxes withheld

136	See notes to financial statements	137

Statements of Changes in Net Assets
FIRST INVESTORS INCOME FUNDS

	CASH MANAGEMENT		GOVERNMENT		INVESTMENT GRADE		INCOME
Year Ended September 30	2011	2010	2011	2010	2011	2010	2011	2010
Increase (Decrease) in Net Assets From Operations
Net investment income	$—	$—	$10,612,115	$10,770,050	$16,808,393	$16,503,247	$34,296,265	$34,376,424
Net realized gain (loss) on investments	—	—	1,522,798	3,103,773	7,307,577	13,779,861	18,967,534	(6,736,530)
Net unrealized appreciation (depreciation) of investments	—	—	6,710,421	2,718,962	(13,459,178)	16,328,093	(47,914,443)	41,269,692

Net increase in net assets resulting
from operations	—	—	18,845,334	16,592,785	10,656,792	46,611,201	5,349,356	68,909,586

Dividends to Shareholders
Net investment income – Class A	—	—	(11,889,734)	(11,719,577)	(18,383,242)	(17,308,661)	(35,595,449)	(35,370,028)
Net investment income – Class B	—	—	(257,364)	(390,654)	(441,596)	(611,139)	(587,469)	(775,851)

Total dividends	—	—	(12,147,098)	(12,110,231)	(18,824,838)	(17,919,800)	(36,182,918)	(36,145,879)

Share Transactions*
Class A:
Proceeds from shares sold	164,395,254	103,494,290	68,559,494	77,347,300	94,375,542	92,777,083	70,541,805	60,690,077
Reinvestment of dividends	—	—	10,900,205	10,581,329	16,675,925	15,532,529	29,464,018	28,803,544
Cost of shares redeemed	(150,327,351)	(141,727,633)	(65,161,714)	(53,101,171)	(70,894,667)	(56,404,349)	(69,241,263)	(55,246,111)

	14,067,903	(38,233,343)	14,297,985	34,827,458	40,156,800	51,905,263	30,764,560	34,247,510
Class B:
Proceeds from shares sold	1,185,395	1,539,880	848,476	1,715,685	1,049,176	1,808,223	1,129,780	1,330,180
Reinvestment of dividends	—	—	242,286	362,862	413,953	565,450	503,110	661,566
Cost of shares redeemed	(1,405,414)	(3,230,970)	(4,813,886)	(4,525,074)	(5,078,726)	(5,959,456)	(4,543,242)	(3,552,378)

	(220,019)	(1,691,090)	(3,723,124)	(2,446,527)	(3,615,597)	(3,585,783)	(2,910,352)	(1,560,632)

Net increase (decrease) from share transactions	13,847,884	(39,924,433)	10,574,861	32,380,931	36,541,203	48,319,480	27,854,208	32,686,878

Net increase (decrease) in net assets	13,847,884	(39,924,433)	17,273,097	36,863,485	28,373,157	77,010,881	(2,979,354)	65,450,585

Net Assets

Beginning of year	135,842,146	175,766,579	336,838,813	299,975,328	418,696,790	341,685,909	515,398,003	449,947,418

End of year†	$149,690,030	$135,842,146	$354,111,910	$336,838,813	$447,069,947	$418,696,790	$512,418,649	$515,398,003

†Includes undistributed net investment income (deficit) of	$—	$—	$130,710	$18,529	$(2,390,751)	$(1,228,073)	$(445,932)	$731,963

*Shares Issued and Redeemed
Class A:
Sold	164,395,254	103,494,290	5,996,389	6,837,194	9,757,041	9,912,848	28,002,951	25,340,112
Issued for dividends reinvested	—	—	953,158	935,774	1,727,761	1,652,178	11,732,192	11,996,262
Redeemed	(150,327,351)	(141,727,633)	(5,707,628)	(4,701,354)	(7,338,356)	(6,026,306)	(27,500,504)	(23,070,665)

Net increase (decrease) in Class A shares outstanding	14,067,903	(38,233,343)	1,241,919	3,071,614	4,146,446	5,538,720	12,234,639	14,265,709

Class B:
Sold	1,185,395	1,539,880	74,270	151,892	108,687	193,657	449,656	554,862
Issued for dividends reinvested	—	—	21,225	32,138	42,900	60,264	200,033	275,454
Redeemed	(1,405,414)	(3,230,970)	(422,530)	(400,873)	(526,947)	(639,197)	(1,796,917)	(1,483,639)

Net decrease in Class B shares outstanding	(220,019)	(1,691,090)	(327,035)	(216,843)	(375,360)	(385,276)	(1,147,228)	(653,323)

138	See notes to financial statements	139

Statements of Changes in Net Assets
FIRST INVESTORS EQUITY FUNDS

	TOTAL RETURN		VALUE		BLUE CHIP		GROWTH & INCOME
Year Ended September 30	2011	2010	2011	2010	2011	2010	2011	2010
Increase (Decrease) in Net Assets From Operations
Net investment income	$8,081,316	$6,684,269	$5,872,166	$4,782,032	$3,243,380	$3,213,011	$9,547,071	$4,160,650
Net realized gain on investments	5,756,364	4,700,281	14,176,441	11,905,008	70,747,449	5,636,663	7,507,482	3,057,400
Net unrealized appreciation (depreciation) of investments	(8,150,969)	20,333,126	(29,680,263)	14,490,454	(78,064,787)	14,721,082	(14,184,013)	46,947,411

Net increase (decrease) in net assets resulting
from operations	5,686,711	31,717,676	(9,631,656)	31,177,494	(4,073,958)	23,570,756	2,870,540	54,165,461

Dividends to Shareholders
Net investment income – Class A	(9,055,005)	(7,206,405)	(5,584,298)	(4,770,685)	(3,434,804)	(3,748,853)	(8,822,171)	(3,447,522)
Net investment income – Class B	(254,014)	(265,077)	(90,698)	(91,965)	(31,442)	(65,517)	(174,740)	(7,107)

Total dividends	(9,309,019)	(7,471,482)	(5,674,996)	(4,862,650)	(3,466,246)	(3,814,370)	(8,996,911)	(3,454,629)

Share Transactions *
Class A:
Proceeds from shares sold	82,714,516	65,236,988	55,641,828	47,998,032	44,217,589	42,299,508	108,081,749	86,759,378
Reinvestment of dividends	8,912,640	7,095,031	5,497,125	4,692,913	3,406,190	3,717,017	8,746,010	3,415,609
Cost of shares redeemed	(63,908,289)	(50,060,155)	(63,128,719)	(51,740,503)	(65,566,643)	(55,163,840)	(110,917,461)	(89,994,980)

	27,718,867	22,271,864	(1,989,766)	950,442	(17,942,864)	(9,147,315)	5,910,298	180,007
Class B:
Proceeds from shares sold	1,698,131	1,479,911	866,008	931,640	1,129,630	1,258,064	2,291,827	2,407,343
Reinvestment of dividends	252,733	263,214	90,424	91,498	31,375	65,439	174,190	7,097
Cost of shares redeemed	(6,191,666)	(6,622,753)	(4,020,501)	(3,250,976)	(6,037,411)	(6,213,513)	(9,582,049)	(9,067,038)

	(4,240,802)	(4,879,628)	(3,064,069)	(2,227,838)	(4,876,406)	(4,890,010)	(7,116,032)	(6,652,598)

Net increase (decrease) from share transactions	23,478,065	17,392,236	(5,053,835)	(1,277,396)	(22,819,270)	(14,037,325)	(1,205,734)	(6,472,591)

Net increase (decrease) in net assets	19,855,757	41,638,430	(20,360,487)	25,037,448	(30,359,474)	5,719,061	(7,332,105)	44,238,241

Net Assets
Beginning of year	377,824,988	336,186,558	345,858,393	320,820,945	381,079,611	375,360,550	652,529,613	608,291,372

End of year†	$397,680,745	$377,824,988	$325,497,906	$345,858,393	$350,720,137	$381,079,611	$645,197,508	$652,529,613

†Includes undistributed net investment income (deficit) of	$(570,667)	$202,204	$972,614	$775,444	$570,243	$793,109	$1,284,464	$734,304

*Shares Issued and Redeemed
Class A:
Sold	5,455,887	4,717,067	7,903,766	7,583,329	2,075,134	2,190,993	7,456,483	6,879,346
Issued for dividends reinvested	592,869	513,741	788,759	743,977	161,666	192,725	608,794	271,569
Redeemed	(4,209,975)	(3,616,060)	(8,962,624)	(8,163,446)	(3,081,572)	(2,851,867)	(7,642,811)	(7,135,325)

Net increase (decrease) in Class A shares outstanding	1,838,781	1,614,748	(270,099)	163,860	(844,772)	(468,149)	422,466	15,590

Class B:
Sold	114,158	108,792	124,008	149,472	56,760	69,790	168,173	203,071
Issued for dividends reinvested	17,068	19,385	13,113	14,731	1,594	3,627	12,913	584
Redeemed	(413,980)	(489,191)	(574,819)	(523,549)	(303,927)	(345,863)	(700,851)	(765,993)

Net decrease in Class B shares outstanding	(282,754)	(361,014)	(437,698)	(359,346)	(245,573)	(272,446)	(519,765)	(562,338)

140	See notes to financial statements	141

Statements of Changes in Net Assets
FIRST INVESTORS EQUITY FUNDS

	GLOBAL		SELECT GROWTH		OPPORTUNITY		SPECIAL SITUATIONS
Year Ended September 30	2011	2010	2011	2010	2011	2010	2011	2010
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$488,653	$59,861	$(700,611)	$(959,946)	$2,940,696	$793,668	$387,081	$(794,506)
Net realized gain on investments
and foreign currency transactions	24,362,516	16,003,052	18,583,950	11,072,238	22,550,335	17,731,893	41,414,111	26,160,463
Net unrealized appreciation (depreciation) of investments
and foreign currency transactions	(51,321,420)	2,462,568	(734,742)	5,200,313	(13,185,793)	30,124,890	(26,613,391)	5,717,051

Net increase (decrease) in net assets resulting
from operations	(26,470,251)	18,525,481	17,148,597	15,312,605	12,305,238	48,650,451	15,187,801	31,083,008

Dividend to Shareholders
Net investment income – Class A	—	(427,532)	—	—	(785,813)	—	—	—
Net investment income – Class B	—	—	—	—	(7,098)	—	—	—

Total dividends	—	(427,532)	—	—	(792,911)	—	—	—

Share Transactions *
Class A:
Proceeds from shares sold	41,606,269	37,303,365	38,929,168	28,932,274	74,555,783	56,923,811	46,126,626	35,218,514
Reinvestment of dividends	—	421,308	—	—	781,830	—	—	—
Cost of shares redeemed	(43,114,751)	(35,543,345)	(35,495,706)	(29,917,838)	(72,360,775)	(56,238,588)	(49,594,767)	(37,396,683)

	(1,508,482)	2,181,328	3,433,462	(985,564)	2,976,838	685,223	(3,468,141)	(2,178,169)
Class B:
Proceeds from shares sold	807,681	802,245	713,599	778,215	1,922,100	1,670,590	828,825	668,989
Reinvestment of dividends	—	—	—	—	7,087	—	—	—
Cost of shares redeemed	(2,444,818)	(2,001,142)	(3,339,365)	(3,551,178)	(8,248,484)	(7,204,124)	(3,095,317)	(2,842,096)

	(1,637,137)	(1,198,897)	(2,625,766)	(2,772,963)	(6,319,297)	(5,533,534)	(2,266,492)	(2,173,107)

Net increase (decrease) from share transactions	(3,145,619)	982,431	807,696	(3,758,527)	(3,342,459)	(4,848,311)	(5,734,633)	(4,351,276)

Net increase (decrease) in net assets	(29,615,870)	19,080,380	17,956,293	11,554,078	8,169,868	43,802,140	9,453,168	26,731,732

Net Assets
Beginning of year	275,625,502	256,545,122	191,979,551	180,425,473	422,246,627	378,444,487	281,650,575	254,918,843

End of year†	$246,009,632	$275,625,502	$209,935,844	$191,979,551	$430,416,495	$422,246,627	$291,103,743	$281,650,575

†Includes undistributed net investment income (deficit) of	$278,039	$(127,034)	$—	$—	$2,940,592	$792,807	$387,081	$—

*Shares Issued and Redeemed
Class A:
Sold	6,278,938	6,360,255	5,633,735	5,206,038	2,707,241	2,558,776	1,891,798	1,802,540
Issued for dividends reinvested	—	70,927	—	—	28,744	—	—	—
Redeemed	(6,511,395)	(6,087,314)	(5,134,048)	(5,392,868)	(2,622,569)	(2,529,554)	(2,028,855)	(1,909,903)

Net increase (decrease) in Class A shares outstanding	(232,457)	343,868	499,687	(186,830)	113,416	29,222	(137,057)	(107,363)

Class B:
Sold	138,235	156,238	112,404	151,295	79,890	85,932	39,191	39,330
Issued for dividends reinvested	—	—	—	—	299	—	—	—
Redeemed	(419,980)	(392,927)	(532,420)	(695,270)	(344,735)	(370,238)	(147,439)	(167,386)

Net decrease in Class B shares outstanding	(281,745)	(236,689)	(420,016)	(543,975)	(264,546)	(284,306)	(108,248)	(128,056)

142	See notes to financial statements	143

Statements of Changes in Net Assets
FIRST INVESTORS EQUITY FUNDS

	INTERNATIONAL
Year Ended September 30	2011	2010
Increase (Decrease) in Net Assets From Operations
Net investment income	$1,672,991	$1,586,071
Net realized loss on investments and
foreign currency transactions	(905,467)	(2,771,605)
Net unrealized appreciation (depreciation) of investments
and foreign currency transactions	(7,249,200)	17,926,493
Net increase (decrease) in net assets
resulting from operations	(6,481,676)	16,740,959
Dividends to Shareholders
Net investment income – Class A	(2,252,972)	(255,393)
Net investment income – Class B	(56,124)	—

Total dividends	(2,309,096)	(255,393)

Share Transactions *
Class A:
Proceeds from shares sold	27,282,612	24,832,707
Reinvestment of dividends	2,243,435	254,426
Cost of shares redeemed	(22,029,107)	(19,203,741)

	7,496,940	5,883,392
Class B:
Proceeds from shares sold	354,457	434,739
Reinvestment of dividends	56,091	—
Cost of shares redeemed	(792,183)	(711,435)

	(381,635)	(276,696)

Net increase from share transactions	7,115,305	5,606,696

Net increase (decrease) in net assets	(1,675,467)	22,092,262

Net Assets
Beginning of year	133,138,262	111,046,000

End of year †	$131,462,795	$133,138,262

†Includes undistributed net investment income (deficit) of	$(315,243)	$2,803,825

*Shares Issued and Redeemed
Class A:
Sold	2,623,806	2,673,494
Reinvestment of dividends	218,445	27,299
Redeemed	(2,111,367)	(2,061,028)

Net increase in Class A shares outstanding	730,884	639,765

Class B:
Sold	35,394	48,103
Reinvestment of dividends	5,615	—
Redeemed	(78,179)	(78,501)

Net decrease in Class B shares outstanding	(37,170)	(30,398)

144	See notes to financial statements

Notes to Financial Statements
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2011

1. Significant Accounting Policies—First Investors Income Funds (“Income Funds”) and First Investors Equity Funds (“Equity Funds”), each a Delaware statutory trust (each a “Trust”, collectively, “the Trusts”), are registered under the Investment Company Act of 1940 (the “1940 Act”) as diversified, open-end management investment companies and operate as series funds. The Income Funds issue shares of beneficial interest in the Cash Management Fund, Government Fund, Investment Grade Fund and Fund For Income. The Equity Funds issue shares of beneficial interest in the Total Return Fund, Value Fund, Blue Chip Fund, Growth & Income Fund, Global Fund, Select Growth Fund, Opportunity Fund, Special Situations Fund, and International Fund (each a “Fund”, collectively, “the Funds”). The Trusts account separately for the assets, liabilities and operations of each Fund. The objective of each Fund as of September 30, 2011 is as follows:

Cash Management Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

Government Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

Investment Grade Fund seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

Fund For Income seeks high current income.

Total Return Fund seeks high, long-term total investment return consistent with moderate investment risk.

Value Fund seeks total return.

Blue Chip Fund seeks high total investment return.

Growth & Income Fund seeks long-term growth of capital and current income.

Global Fund seeks long-term capital growth.

Select Growth Fund seeks long-term growth of capital.

Opportunity Fund seeks long-term capital growth.

Special Situations Fund seeks long-term growth of capital.

International Fund primarily seeks long-term capital growth.

A. Security Valuation—Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security

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Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2011

is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter (“OTC”) market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based on quotes furnished by a market maker for such securities. Securities may also be priced by pricing services approved by the Trusts’ Board of Trustees (the “Board”). The pricing services consider security type, rating, market condition and yield data as well as market quotations, prices provided by market makers and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued at amortized cost.

The Funds monitor for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, natural disasters, political events and issuer-specific developments. If the Valuation Committee of First Investors Management Company, Inc. (“FIMCO”) decides that such events warrant using fair value estimates, it will take such events into consideration in determining the fair values of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board. The Funds also use a pricing service to fair value foreign securities in the event that fluctuation in U.S. securities markets exceed a predetermined level or if a foreign market is closed. For valuation purposes, where applicable, quotations of foreign securities in foreign currency are translated to U.S. dollar equivalents using the foreign exchange quotation in effect. At September 30, 2011, Fund For Income held four securities that were fair valued by FIMCO’s Valuation Committee with an aggregate value of $7,542, representing 0% of the Fund’s net assets and Global Fund held one security that was fair valued by FIMCO’s Valuation Committee with a value of $299,006, representing .1% of the Fund’s net assets.

The Cash Management Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 of the 1940 Act. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and market value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value.

In accordance with Accounting Standards Codification (“ASC”) 820 “Fair Value Measurements and Disclosures” (“ASC 820”), investments held by the Funds are carried at “fair value”. As defined by ASC 820, fair value is the price that a Fund

146

would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs are used in determining the value of the Funds’ investments.

In addition to defining fair value, ASC 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Equity securities traded on an exchange or the Nasdaq Stock Market are categorized in Level 1 of the fair value hierarchy to the extent that they are actively traded and valuation adjustments are not applied. Foreign securities that are fair valued in the event that fluctuations in U.S. securities markets exceed a predetermined level or if a foreign market is closed are categorized in Level 2. Corporate and municipal bonds, asset backed, U.S. Government and U.S. Government Agency securities are categorized in Level 2 to the extent that the inputs are observable and timely, otherwise they would be categorized as Level 3. Short-term notes that are valued at amortized cost are categorized in Level 2. Foreign exchange contracts that are considered derivative instruments and are valued at the net unrealized appreciation or depreciation on the instruments are categorized in Level 2. Restricted securities and securities that are fair valued by the Valuation Committee may be categorized in either Level 2 or Level 3 of the fair value hierarchy depending on the relative significance of valuation inputs.

The aggregate value by input level, as of September 30, 2011, for each Fund’s investments is included at the end of each Fund’s portfolio of investments.

B. Federal Income Taxes—No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment

147

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2011

companies, and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, such taxes. At September 30, 2011, capital loss carryovers were as follows:

			Year Capital Loss Carryovers Expire
Fund	Total	2012	2013	2014	2015	2016	2017	2018	2019
Government	$5,663,981	$308,826	$1,600,894	$740,643	$1,909,473	$1,063,550	$—	$—	$40,595
Investment Grade	24,319,901	—	—	—	—	—	24,319,901	—	—
Fund For Income	207,663,270	25,740,298	10,200,012	7,456,986	24,660,250	5,033,118	23,949,720	110,622,886	—
Total Return	3,365,030	—	—	—	—	—	—	3,365,030	—
Value	18,524,300	—	—	—	—	—	18,524,300	—	—
Blue Chip	14,450,384	—	—	—	—	—	12,329,978	2,120,406	—
Growth & Income	11,965,616	—	—	—	—	—	1,792,798	10,172,818	—
Global	24,434,029	—	—	—	—	—	—	24,434,029	—
Select Growth	75,741,820	—	—	—	—	—	31,534,712	44,207,108	—
International	44,272,821	—	—	—	82,339	1,552,900	19,541,066	20,905,274	2,191,242

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was enacted on December 22, 2010. The Modernization Act made changes to several tax rules impacting the Funds. In general, the provisions of the Modernization Act will be effective for the Funds’ fiscal year ending September 30, 2012. Although the Modernization Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Modernization Act on the Funds, if any, will be included in the September 30, 2012 annual report.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2008 – 2010, or expected to be taken in the Funds’ 2011 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, New York State, New York City and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C. Distributions to Shareholders—Dividends from net investment income of the Government Fund, Investment Grade Fund and Fund For Income are generally declared daily and paid monthly. The Cash Management Fund declares distributions, if any,

148

daily and pays distributions monthly. Distributions are declared from the total of net investment income plus or minus all realized short-term gains and losses on investments. Dividends from net investment income, if any, of Total Return Fund, Value Fund, Blue Chip Fund and Growth & Income Fund are declared and paid quarterly. Dividends from net investment income, if any, of, Global Fund, Select Growth Fund, Opportunity Fund, Special Situations Fund, and International Fund are declared and paid annually. Distributions from net realized capital gains, if any, of each of the other Funds are normally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards, deferral of wash sales losses, post-October capital losses, net operating losses and foreign currency transactions.

D. Expense Allocation—Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of the Trusts are allocated among and charged to the assets of each Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

E. Use of Estimates—The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F. Foreign Currency Translations—The accounting records of Global Fund and International Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the date of valuation. Purchases and sales of investment securities, dividend income and certain expenses are translated to U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions.

Global Fund and International Fund do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. These changes are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gains and losses on foreign currency transactions include gains and losses from the sales of foreign currency and gains and losses on accrued foreign dividends and related withholding taxes.

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Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2011

G. Other—Security transactions are generally accounted for on the first business day following the date the securities are purchased or sold, except for financial reporting purposes, which is trade date. Investments in securities issued on a when-issued or delayed delivery basis are generally reflected in the assets of the Funds on the first business day following the date the securities are purchased and the Funds segregate assets for these transactions. Cost is determined and gains and losses are based on the identified cost basis for securities for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discounts and premiums are accreted or amortized using the interest method. The Bank of New York Mellon (“BONY”) custodian for the Income Funds has provided credits in the amount of $21 against custodian charges based on the uninvested cash balances of the Funds. Brown Brothers Harriman & Co. (“BBH”) serves as custodian for the Equity Funds. The Funds reduced expenses through brokerage service arrangements. For the year ended September 30, 2011, expenses were reduced by $8,239 for the Income Funds and by $21,061 for the Equity Funds under these arrangements.

2. Security Transactions—For the year ended September 30, 2011, purchases and sales of securities and long-term U.S. Government obligations (excluding U.S. Treasury bills, short-term securities and foreign currencies) were as follows:

			Long-Term U.S.
	Securities		Government Obligations
	Cost of	Proceeds	Cost of	Proceeds
Fund	Purchases	of Sales	Purchases	of Sales
Government	$—	$—	$126,935,291	$117,988,018
Investment Grade	183,257,231	142,911,006	—	—
Fund For Income	408,069,932	385,253,522	—	—
Total Return	141,571,098	135,881,473	14,367,852	9,107,817
Value	104,636,868	107,052,465	—	—
Blue Chip	194,174,657	230,680,233	—	—
Growth & Income	194,707,365	175,308,114	—	—
Global	294,431,853	294,721,882	—	—
Select Growth	138,554,999	140,144,598	—	—
Opportunity	178,472,620	190,140,356	—	—
Special Situations	223,880,549	231,896,763	—	—
International	46,468,321	41,388,537	—	—

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At September 30, 2011, aggregate cost and net unrealized appreciation (depreciation) of securities for federal income tax purposes were as follows:

				Net
		Gross	Gross	Unrealized
	Aggregate	Unrealized	Unrealized	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation)

Government	$331,702,737	$18,883,270	$11,456	$18,871,814
Investment Grade	413,839,344	28,058,691	3,939,102	24,119,589
Fund For Income	519,033,806	5,314,397	31,188,260	(25,873,863)
Total Return	353,126,041	49,182,543	20,025,122	29,157,421
Value	321,441,689	29,431,300	36,601,299	(7,169,999)
Blue Chip	344,934,587	19,031,650	29,800,726	(10,769,076)
Growth & Income	590,134,752	123,325,144	74,224,833	49,100,311
Global	246,369,404	17,958,020	28,827,935	(10,869,915)
Select Growth	182,554,378	38,470,705	14,751,535	23,719,170
Opportunity	377,791,102	85,052,774	47,993,161	37,059,613
Special Situations	260,256,316	31,228,558	18,128,872	13,099,686
International	109,175,638	24,446,658	5,056,560	19,390,098

Certain of the Funds invested in First Investors Cash Reserve Fund (“Cash Reserve Fund”), an affiliated unregistered money market fund managed by FIMCO, which ceased operations on July 29, 2011. During the period October 1, 2010 through July 29, 2011, purchases, sales and dividend income earned by the Funds that invested in the Cash Reserve Fund were as follows:

	Value at	Purchase	Sales	Value at	Dividend
Fund	9/30/10	Shares/Cost	Shares/Costs	7/29/11	Income
Government	$1,100,000	$49,925,000	$51,025,000	$—	$2,816
Investment Grade	3,650,000	56,025,000	59,675,000	—	4,072
Fund For Income	17,660,000	131,250,000	148,910,000	—	9,570
Total Return	5,300,000	68,450,000	73,750,000	—	13,436
Value	13,780,000	31,370,000	45,150,000	—	16,028
Blue Chip	3,295,000	46,940,000	50,235,000	—	3,786
Growth & Income	27,560,000	77,825,000	105,385,000	—	8,691
Global	9,560,000	64,595,000	74,155,000	—	10,324
Select Growth	2,135,000	16,700,000	18,835,000	—	3,256
Opportunity	5,120,000	82,600,000	87,720,000	—	6,646
Special Situations	11,865,000	101,185,000	113,050,000	—	28,042
International	2,055,000	21,275,000	23,330,000	—	1,830

151

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2011

3. Advisory Fee and Other Transactions With Affiliates—Certain officers and trustees of the Trusts are officers and directors of the Trusts’ investment adviser, First Investors Management Company, Inc. (“FIMCO”), their underwriter, First Investors Corporation (“FIC”), their transfer agent, Administrative Data Management Corp. (“ADM”). During the period October 1, 2010 to January 19, 2011, certain officers and trustees of the Trusts were officers of First Investors Federal Savings Bank (“FIFSB”), custodian of the Funds’ retirement accounts. Effective January 19, 2011, FIFSB continues to serve as custodian of the Funds’ retirement accounts but is no longer an affiliate of the Trusts. Trustees of the Trusts who are not “interested persons” of the Funds as defined in the 1940 Act are remunerated by the Funds. For the year ended September 30, 2011, total trustees fees accrued by the Income Funds and Equity Funds amounted to $69,106 and $176,511, respectively.

The Investment Advisory Agreements provide as compensation to FIMCO, an annual fee, payable monthly, at the following rates:

Cash Management Fund—.50% of the Fund’s average daily net assets. For the year ended September 30, 2011, FIMCO has voluntarily waived $563,924 in advisory fees to limit the Fund’s overall expense ratio to .60% on Class A shares and 1.35% on Class B shares. Also, FIMCO has voluntarily waived an additional $112,209 in advisory fees and assumed $480,277 of other expenses to prevent a negative yield on the Fund’s shares.

Government and Investment Grade Funds—.66% on the first $500 million of each Fund’s average daily net assets, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $1.5 billion. For the year ended September 30, 2011, FIMCO has voluntarily waived 16.7% of the .66% annual fee to limit the advisory fee to .55% of each Fund’s average daily net assets.

Fund For Income—.75% on the first $250 million of the Fund’s average daily net assets, .72% on the next $250 million, .69% on the next $250 million, .66% on the next $500 million, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $2.25 billion. For the year ended September 30, 2011, FIMCO has voluntarily waived 6.7% of the .75% annual fee to limit the advisory fee to .70% of the Fund’s average daily net assets.

Total Return, Value, Blue Chip, Growth & Income, Select Growth, and Opportunity Funds—.75% on the first $300 million of each Fund’s average daily net assets, .72% on the next $200 million, .69% on the next $250 million, .66% on the next $500 million, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $2.25 billion.

152

Special Situations Fund—1% on the first $200 million of the Fund’s average daily net assets, .75% on the next $300 million, .72% on the next $250 million, .69% on the next $250 million, .66% on the next $500 million, and .64% on average daily net assets over $1.5 billion. For the year ended September 30, 2011, FIMCO has voluntarily waived 20% of the 1% annual fee to limit the advisory fee to .80% of the Fund’s average daily net assets.

Global and International Funds—.98% on the first $300 million of each Fund’s average daily net assets, .95% on the next $300 million, .92% on the next $400 million, .90% on the next $500 million and .88% on average daily net assets over $1.5 billion. For the year ended September 30, 2011, FIMCO has voluntarily waived 3.1% of the .98% annual fee on Global Fund to limit the advisory fee to .95% of the Fund’s average daily net assets.

For the year ended September 30, 2011, total advisory fees accrued to FIMCO by the Income Funds and Equity Funds were $9,674,489 and $26,781,241, respectively, of which $1,695,229 and $422,204, respectively, was voluntarily waived by FIMCO as noted above.

For the year ended September 30, 2011, FIC, as underwriter, received from the Income Funds and Equity Funds $6,631,193 and $17,079,940, respectively, in commissions in connection with the sale of shares of the Funds, after allowing $50,033 and $21,281, respectively, to other dealers. For the year ended September 30, 2011, shareholder servicing costs for the Income Funds and Equity Funds included $2,536,544 (of which $54,202 was voluntarily waived by ADM on the Cash Management Fund) and $7,105,173, respectively, in transfer agent fees accrued to ADM. For the period October 1, 2010 to January 19, 2011, retirement accounts custodian fees accrued to FIFSB by the Income and Equity Funds were $128,612 and $586,898, respectively.

Pursuant to Distribution Plans adopted under Rule 12b-1 of the 1940 Act, each Fund, other than the Cash Management Fund, is authorized to pay FIC a fee up to .30% of the average daily net assets of the Class A shares and 1% of the average daily net assets of the Class B shares on an annualized basis each fiscal year, payable monthly. The Cash Management Fund is authorized to pay FIC a fee of 1% of the average daily net assets of the Class B shares. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of that Fund. For the year ended September 30, 2011, total distribution plan fees accrued to FIC by the Income Funds and Equity Funds amounted to $4,137,313 and $11,033,176, respectively.

Muzinich & Co., Inc., serves as investment subadviser to Fund For Income, Wellington Management Company, LLP serves as investment subadviser to Global

153

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2011

Fund, Smith Asset Management Group, L.P. serves as investment subadviser to Select Growth Fund, Paradigm Capital Management, Inc. serves as investment subadviser to Special Situations Fund and Vontobel Asset Management, Inc. serves as investment subadviser to International Fund. The subadvisers are paid by FIMCO and not by the Funds.

4. Restricted Securities—Certain restricted securities are exempt from the registration requirements under Rule 144A of the Securities Act of 1933 and may only be sold to qualified institutional investors. Unless otherwise noted, these 144A securities are deemed to be liquid. At September 30, 2011, Investment Grade Fund held nineteen 144A securities with an aggregate value of $66,461,517 representing 14.9% of the Fund’s net assets, Fund For Income held sixty-six 144A securities with an aggregate value of $149,257,413 representing 29.1% of the Fund’s net assets, Total Return Fund held sixteen 144A securities with an aggregate value of $17,447,200 representing 4.4% of the Fund’s net assets. Certain restricted securities are exempt from the registration requirements under Section 4(2) of the Securities Act of 1933 and may only be sold to qualified investors. Unless otherwise noted, these section 4(2) securities are deemed to be liquid. At September 30, 2011, Cash Management Fund held thirteen Section 4(2) securities with an aggregate value of $51,993,179 representing 34.7% of the Fund’s net assets. These securities are valued as set forth in Note 1A.

5. High Yield Credit Risk—The investments of Fund For Income in high yield securities whether rated or unrated may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower-yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for holders of high-yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

6. Foreign Exchange Contracts—The Global Fund and the International Fund may enter into foreign exchange contracts for the purchase or sale of foreign currencies at negotiated rates at future dates. These contracts are considered derivative instruments and are used to decrease exposure to foreign exchange risk associated with foreign currency denominated securities held by the Funds. The Funds could be exposed to risk if counter parties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Foreign exchange contracts are “marked-to-market” daily at the applicable translation rate and the resulting unrealized gains and losses are reflected in the Funds’ assets.

The Global Fund and International Fund had no foreign exchange contracts open at September 30, 2011.

154

The effect of International Fund’s derivative instruments on the Statement of Operations are as follows:

Amount of Realized Gain or Loss Recognized on Derivatives
Derivatives not accounted	Net Realized Loss
for as hedging instruments	on Foreign Currency
under ASC 815	Transactions
Foreign currency transactions:	$(2,405,667)

Amount of Change in Unrealized Gain or Loss Recognized on Derivatives
Derivatives not accounted	Net Unrealized
for as hedging instruments	Appreciation on Foreign
under ASC 815	Currency Transactions
Foreign currency transactions:	$701,354

7. Capital—The Trusts are authorized to issue an unlimited number of shares of beneficial interest without par value. The Trusts consist of the Funds listed on the cover page, each of which is a separate and distinct series of the Trusts. Each Fund has designated two classes of shares, Class A shares and Class B shares (each, a “Class”). Each share of each Class has an equal beneficial interest in the assets, has identical voting, dividend, liquidation and other rights and is subject to the same terms and conditions except that expenses allocated to a Class may be borne solely by that Class as determined by the Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. Cash Management Fund’s Class A and Class B shares are sold without an initial sales charge; however, its Class B shares may only be acquired through an exchange of Class B shares from another First Investors eligible Fund or through the reinvestment of dividends on Class B shares and are generally subject to a contingent deferred sales charge at the rate of 4% in the first year and declining to 0% over a six-year period, which is payable to FIC as underwriter of the Trusts. The Class A and Class B shares sold by the other Funds have a public offering price that reflects different sales charges and expense levels. Class A shares are sold with an initial sales charge of up to 5.75% of the amount invested and together with the Class B shares are subject to distribution plan fees as described in Note 3. Class B shares are sold without an initial sales charge, but are generally subject to a contingent deferred sales charge which declines in steps from 4% to 0% over a six-year period. Class B shares automatically convert into Class A shares after eight years. Realized and unrealized gains or losses, investment income and expenses (other than distribution plan fees) are allocated daily to each class of shares based upon the relative proportion of net assets to each class.

155

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2011

8. Tax Components of Capital and Distributions to Shareholders—The tax character of distributions declared for the years ended September 30, 2011 and September 30, 2010 were as follows:

		Year Ended September 30, 2011			Year Ended September 30, 2010
	Distributions			Distributions
	Declared from			Declared from
	Long-Term			Long-Term
	Ordinary	Capital		Ordinary	Capital
Fund	Income	Gain	Total	Income	Gain	Total
Government	$12,147,098	$—	$12,147,098	$12,110,231	$—	$12,110,231
Investment Grade	18,824,838	—	18,824,838	17,919,800	—	17,919,800
Fund For Income	36,182,918	—	36,182,918	36,145,879	—	36,145,879
Total Return	9,309,019	—	9,309,019	7,471,482	—	7,471,482
Value	5,674,996	—	5,674,996	4,862,650	—	4,862,650
Blue Chip	3,466,246	—	3,466,246	3,814,370	—	3,814,370
Growth & Income	8,996,911	—	8,996,911	3,454,629	—	3,454,629
Global	—	—	—	427,532	—	427,532
Opportunity	792,911	—	792,911	—	—	—
International	2,309,096	—	2,309,096	255,393	—	255,393

As of September 30, 2011, the components of distributable earnings (deficit) on a tax basis were as follows:

						Total
	Undistributed	Undistributed	Capital	Other	Unrealized	Distributable
	Ordinary	Capital	Losses	Accumulated	Appreciation	Earnings
Fund	Income	Gains	Carryover	Losses*	(Depreciation)	(Deficit)**
Government	$130,710	$—	$(5,663,981)	$(83,771)	$18,871,814	$13,254,772
Investment Grade	237,129	—	(24,319,901)	—	24,119,589	36,817
Fund For Income	682,500	—	(207,663,270)	—	(25,873,863)	(232,854,633)
Total Return	412,905	—	(3,365,030)	—	29,157,421	26,205,296
Value	972,614	—	(18,524,300)	—	(7,169,999)	(24,721,685)
Blue Chip	570,243	—	(14,450,384)	—	(10,769,076)	(24,649,217)
Growth & Income	1,284,464	—	(11,965,616)	—	49,100,311	38,419,159
Global	306,192	—	(24,434,029)	(23,164)	(10,886,010)	(35,037,011)
Select Growth	—	—	(75,741,820)	—	23,719,170	(52,022,650)
Opportunity	2,940,592	15,873,246	—	—	37,059,613	55,873,451
Special Situations	387,081	21,066,493	—	—	13,099,686	34,553,260
International	2,185,327	—	(44,272,821)	(2,500,569)	19,371,832	(25,216,231)

*	Other accumulated losses consist of post-October loss deferrals.
**	Differences between book distributable earnings and tax distributable earnings consist primarily of wash sales, passive foreign investment companies and amortization of bond premium and discounts.

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For the year ended September 30, 2011, the following reclassifications were made to reflect permanent differences between book and tax reporting which are primarily due to the differences between book and tax treatment of investments in real estate trusts, bond premium amortization, foreign currency transactions, paydowns on securities and expiration of capital loss carryovers.

		Undistributed	Accumulated
		Ordinary Income	Capital Gains
Fund	Capital Paid In	(Deficit)	(Losses)
Government	$—	$1,647,164	$(1,647,164)
Investment Grade	—	853,767	(853,767)
Fund For Income	(44,581,428)	708,759	43,872,669
Total Return	—	454,832	(454,832)
Blue Chip	(2,254,839)	—	2,254,839
Global	—	(83,580)	83,580
Select Growth	(700,611)	700,611	—
International	—	(2,482,963)	2,482,963

9. Reorganizations—On August 10, 2007, First Investors Blue Chip Fund (“Blue Chip Fund”) acquired all of the net assets of the First Investors Focused Equity Fund (“Focused Equity Fund”) in connection with a tax-free reorganization that was approved by the Equity Fund’s Board of Trustees.

10. New Accounting Pronouncements—On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President of the United States. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under

157

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2011

which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

11. Subsequent Events—Subsequent events occurring after September 30, 2011 have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events to report that would have a material impact on the Funds’ financial statements.

12. Foresters Transaction—On September 21, 2010, First Investors Consolidated Corporation (“FICC”), the parent company of FIMCO, entered into an agreement with The Independent Order of Foresters (“Foresters”) pursuant to which FICC would be acquired by Foresters (the “Transaction”). The Transaction was completed on January 19, 2011, after the parties obtained the required regulatory and shareholder approvals. FICC, FIMCO, First Investors Corporation, the principal underwriter of the First Investors Funds and Administrative Data Management Corp., the transfer agent for the First Investors Funds are now subsidiaries of Foresters. Foresters is a fraternal benefit society with financial services operations in Canada, the United States and the United Kingdom.

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13. Litigation—The Value and Blue Chip Funds have received notice that they may be putative members of the proposed defendant class of shareholders in a lawsuit filed in the United States Bankruptcy Court for the District of Delaware on November 1, 2010, by the Official Committee of Unsecured Creditors of the Tribune Company (the “Committee”). The Committee is seeking to recover some or all payments made to beneficial owners of common stock in connection with a leveraged buyout of the Tribune Company, including those made in connection with a 2007 tender offer into which the Value and Blue Chip Funds tendered their shares of common stock of the Tribune Company. The amounts sought from the Value and Blue Chip Funds, excluding interest and court costs, are up to $1,526,566 and $790,772, respectively, representing 0.47% and 0.23% of net assets, respectively, as of September 30, 2011. In addition, the Value and Blue Chip Funds have been named in actions brought in New York State Court and removed to the Federal District Court for the Southern District of New York. These actions similarly seek recovery of payments made in connection with the leveraged buyout. The extent of the Funds’ potential liability in any such action has not been determined. The Funds have been advised by counsel that the Funds could be held liable to return all or part of the proceeds received in any of these actions, even though the Funds had no knowledge of, or participation in, any misconduct. The Value and Blue Chip Funds cannot predict the outcome of these proceedings, and thus have not accrued any of the amounts sought in these actions in the accompanying financial statements.

14. Reorganization of Blue Chip Fund into Growth & Income Fund—At a meeting held on September 15, 2011, the Board of Trustees of First Investors Equity Funds approved the reorganization of Blue Chip Fund into Growth & Income Fund. The reorganization will consist of (1) the transfer of Blue Chip Fund’s assets to Growth & Income Fund in exchange solely for shares in Growth & Income Fund and Growth & Income Fund’s assumption of any liabilities (including any liabilities of Blue Chip Fund in connection with the litigation described in Note 13 above), (2) the distribution of those shares pro rata to Blue Chip Fund’s shareholders in exchange for their shares in Blue Chip Fund and in liquidation thereof, and (3) Blue Chip Fund’s termination. It is anticipated that on or about December 9, 2011, or as soon thereafter as practicable (“Reorganization Date”), the Class A and Class B shares of Blue Chip Fund held by each shareholder of Blue Chip Fund will be exchanged for Class A and Class B shares, respectively, of Growth & Income Fund with the same aggregate value as the shareholder had in Blue Chip Fund immediately before the reorganization. Shareholders of Blue Chip Fund will become shareholders of Growth & Income Fund and Blue Chip Fund will then be terminated. The exchange of shares of Blue Chip Fund for

159

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2011

shares of Growth & Income Fund is intended to be a tax-free transaction for federal income tax purposes and, as such, it is not considered a taxable event. Blue Chip Fund closed to purchase orders by new shareholders on October 3, 2011. Each Blue Chip Fund shareholder of record as of September 22, 2011 was sent a Prospectus and Information Statement, which described the conditions and effects of Blue Chip Fund’s reorganization into Growth & Income Fund.

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161

Notes to Financial Statements
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2011

1. Significant Accounting Policies—First Investors Income Funds (“Income Funds”) and First Investors Equity Funds (“Equity Funds”), each a Delaware statutory trust (each a “Trust”, collectively, “the Trusts”), are registered under the Investment Company Act of 1940 (the “1940 Act”) as diversified, open-end management investment companies and operate as series funds. The Income Funds issue shares of beneficial interest in the Cash Management Fund, Government Fund, Investment Grade Fund and Fund For Income. The Equity Funds issue shares of beneficial interest in the Total Return Fund, Value Fund, Blue Chip Fund, Growth & Income Fund, Global Fund, Select Growth Fund, Opportunity Fund, Special Situations Fund, and International Fund (each a “Fund”, collectively, “the Funds”). The Trusts account separately for the assets, liabilities and operations of each Fund. The objective of each Fund as of September 30, 2011 is as follows:

Cash Management Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

Government Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

Investment Grade Fund seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

Fund For Income seeks high current income.

Total Return Fund seeks high, long-term total investment return consistent with moderate investment risk.

Value Fund seeks total return.

Blue Chip Fund seeks high total investment return.

Growth & Income Fund seeks long-term growth of capital and current income.

Global Fund seeks long-term capital growth.

Select Growth Fund seeks long-term growth of capital.

Opportunity Fund seeks long-term capital growth.

Special Situations Fund seeks long-term growth of capital.

International Fund primarily seeks long-term capital growth.

A. Security Valuation—Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security

145

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2011

is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter (“OTC”) market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based on quotes furnished by a market maker for such securities. Securities may also be priced by pricing services approved by the Trusts’ Board of Trustees (the “Board”). The pricing services consider security type, rating, market condition and yield data as well as market quotations, prices provided by market makers and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued at amortized cost.

The Funds monitor for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, natural disasters, political events and issuer-specific developments. If the Valuation Committee of First Investors Management Company, Inc. (“FIMCO”) decides that such events warrant using fair value estimates, it will take such events into consideration in determining the fair values of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board. The Funds also use a pricing service to fair value foreign securities in the event that fluctuation in U.S. securities markets exceed a predetermined level or if a foreign market is closed. For valuation purposes, where applicable, quotations of foreign securities in foreign currency are translated to U.S. dollar equivalents using the foreign exchange quotation in effect. At September 30, 2011, Fund For Income held four securities that were fair valued by FIMCO’s Valuation Committee with an aggregate value of $7,542, representing 0% of the Fund’s net assets and Global Fund held one security that was fair valued by FIMCO’s Valuation Committee with a value of $299,006, representing .1% of the Fund’s net assets.

The Cash Management Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 of the 1940 Act. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and market value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value.

In accordance with Accounting Standards Codification (“ASC”) 820 “Fair Value Measurements and Disclosures” (“ASC 820”), investments held by the Funds are carried at “fair value”. As defined by ASC 820, fair value is the price that a Fund

146

would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs are used in determining the value of the Funds’ investments.

In addition to defining fair value, ASC 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Equity securities traded on an exchange or the Nasdaq Stock Market are categorized in Level 1 of the fair value hierarchy to the extent that they are actively traded and valuation adjustments are not applied. Foreign securities that are fair valued in the event that fluctuations in U.S. securities markets exceed a predetermined level or if a foreign market is closed are categorized in Level 2. Corporate and municipal bonds, asset backed, U.S. Government and U.S. Government Agency securities are categorized in Level 2 to the extent that the inputs are observable and timely, otherwise they would be categorized as Level 3. Short-term notes that are valued at amortized cost are categorized in Level 2. Foreign exchange contracts that are considered derivative instruments and are valued at the net unrealized appreciation or depreciation on the instruments are categorized in Level 2. Restricted securities and securities that are fair valued by the Valuation Committee may be categorized in either Level 2 or Level 3 of the fair value hierarchy depending on the relative significance of valuation inputs.

The aggregate value by input level, as of September 30, 2011, for each Fund’s investments is included at the end of each Fund’s portfolio of investments.

B. Federal Income Taxes—No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment

147

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2011

companies, and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, such taxes. At September 30, 2011, capital loss carryovers were as follows:

			Year Capital Loss Carryovers Expire
Fund	Total	2012	2013	2014	2015	2016	2017	2018	2019
Government	$5,663,981	$308,826	$1,600,894	$740,643	$1,909,473	$1,063,550	$—	$—	$40,595
Investment Grade	24,319,901	—	—	—	—	—	24,319,901	—	—
Fund For Income	207,663,270	25,740,298	10,200,012	7,456,986	24,660,250	5,033,118	23,949,720	110,622,886	—
Total Return	3,365,030	—	—	—	—	—	—	3,365,030	—
Value	18,524,300	—	—	—	—	—	18,524,300	—	—
Blue Chip	14,450,384	—	—	—	—	—	12,329,978	2,120,406	—
Growth & Income	11,965,616	—	—	—	—	—	1,792,798	10,172,818	—
Global	24,434,029	—	—	—	—	—	—	24,434,029	—
Select Growth	75,741,820	—	—	—	—	—	31,534,712	44,207,108	—
International	44,272,821	—	—	—	82,339	1,552,900	19,541,066	20,905,274	2,191,242

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was enacted on December 22, 2010. The Modernization Act made changes to several tax rules impacting the Funds. In general, the provisions of the Modernization Act will be effective for the Funds’ fiscal year ending September 30, 2012. Although the Modernization Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Modernization Act on the Funds, if any, will be included in the September 30, 2012 annual report.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2008 – 2010, or expected to be taken in the Funds’ 2011 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, New York State, New York City and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C. Distributions to Shareholders—Dividends from net investment income of the Government Fund, Investment Grade Fund and Fund For Income are generally declared daily and paid monthly. The Cash Management Fund declares distributions, if any,

148

daily and pays distributions monthly. Distributions are declared from the total of net investment income plus or minus all realized short-term gains and losses on investments. Dividends from net investment income, if any, of Total Return Fund, Value Fund, Blue Chip Fund and Growth & Income Fund are declared and paid quarterly. Dividends from net investment income, if any, of, Global Fund, Select Growth Fund, Opportunity Fund, Special Situations Fund, and International Fund are declared and paid annually. Distributions from net realized capital gains, if any, of each of the other Funds are normally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards, deferral of wash sales losses, post-October capital losses, net operating losses and foreign currency transactions.

D. Expense Allocation—Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of the Trusts are allocated among and charged to the assets of each Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

E. Use of Estimates—The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F. Foreign Currency Translations—The accounting records of Global Fund and International Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the date of valuation. Purchases and sales of investment securities, dividend income and certain expenses are translated to U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions.

Global Fund and International Fund do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. These changes are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gains and losses on foreign currency transactions include gains and losses from the sales of foreign currency and gains and losses on accrued foreign dividends and related withholding taxes.

149

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2011

G. Other—Security transactions are generally accounted for on the first business day following the date the securities are purchased or sold, except for financial reporting purposes, which is trade date. Investments in securities issued on a when-issued or delayed delivery basis are generally reflected in the assets of the Funds on the first business day following the date the securities are purchased and the Funds segregate assets for these transactions. Cost is determined and gains and losses are based on the identified cost basis for securities for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discounts and premiums are accreted or amortized using the interest method. The Bank of New York Mellon (“BONY”) custodian for the Income Funds has provided credits in the amount of $21 against custodian charges based on the uninvested cash balances of the Funds. Brown Brothers Harriman & Co. (“BBH”) serves as custodian for the Equity Funds. The Funds reduced expenses through brokerage service arrangements. For the year ended September 30, 2011, expenses were reduced by $8,239 for the Income Funds and by $21,061 for the Equity Funds under these arrangements.

2. Security Transactions—For the year ended September 30, 2011, purchases and sales of securities and long-term U.S. Government obligations (excluding U.S. Treasury bills, short-term securities and foreign currencies) were as follows:

			Long-Term U.S.
	Securities		Government Obligations
	Cost of	Proceeds	Cost of	Proceeds
Fund	Purchases	of Sales	Purchases	of Sales
Government	$—	$—	$126,935,291	$117,988,018
Investment Grade	183,257,231	142,911,006	—	—
Fund For Income	408,069,932	385,253,522	—	—
Total Return	141,571,098	135,881,473	14,367,852	9,107,817
Value	104,636,868	107,052,465	—	—
Blue Chip	194,174,657	230,680,233	—	—
Growth & Income	194,707,365	175,308,114	—	—
Global	294,431,853	294,721,882	—	—
Select Growth	138,554,999	140,144,598	—	—
Opportunity	178,472,620	190,140,356	—	—
Special Situations	223,880,549	231,896,763	—	—
International	46,468,321	41,388,537	—	—

150

At September 30, 2011, aggregate cost and net unrealized appreciation (depreciation) of securities for federal income tax purposes were as follows:

				Net
		Gross	Gross	Unrealized
	Aggregate	Unrealized	Unrealized	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation)

Government	$331,702,737	$18,883,270	$11,456	$18,871,814
Investment Grade	413,839,344	28,058,691	3,939,102	24,119,589
Fund For Income	519,033,806	5,314,397	31,188,260	(25,873,863)
Total Return	353,126,041	49,182,543	20,025,122	29,157,421
Value	321,441,689	29,431,300	36,601,299	(7,169,999)
Blue Chip	344,934,587	19,031,650	29,800,726	(10,769,076)
Growth & Income	590,134,752	123,325,144	74,224,833	49,100,311
Global	246,369,404	17,958,020	28,827,935	(10,869,915)
Select Growth	182,554,378	38,470,705	14,751,535	23,719,170
Opportunity	377,791,102	85,052,774	47,993,161	37,059,613
Special Situations	260,256,316	31,228,558	18,128,872	13,099,686
International	109,175,638	24,446,658	5,056,560	19,390,098

Certain of the Funds invested in First Investors Cash Reserve Fund (“Cash Reserve Fund”), an affiliated unregistered money market fund managed by FIMCO, which ceased operations on July 29, 2011. During the period October 1, 2010 through July 29, 2011, purchases, sales and dividend income earned by the Funds that invested in the Cash Reserve Fund were as follows:

	Value at	Purchase	Sales	Value at	Dividend
Fund	9/30/10	Shares/Cost	Shares/Costs	7/29/11	Income
Government	$1,100,000	$49,925,000	$51,025,000	$—	$2,816
Investment Grade	3,650,000	56,025,000	59,675,000	—	4,072
Fund For Income	17,660,000	131,250,000	148,910,000	—	9,570
Total Return	5,300,000	68,450,000	73,750,000	—	13,436
Value	13,780,000	31,370,000	45,150,000	—	16,028
Blue Chip	3,295,000	46,940,000	50,235,000	—	3,786
Growth & Income	27,560,000	77,825,000	105,385,000	—	8,691
Global	9,560,000	64,595,000	74,155,000	—	10,324
Select Growth	2,135,000	16,700,000	18,835,000	—	3,256
Opportunity	5,120,000	82,600,000	87,720,000	—	6,646
Special Situations	11,865,000	101,185,000	113,050,000	—	28,042
International	2,055,000	21,275,000	23,330,000	—	1,830

151

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2011

3. Advisory Fee and Other Transactions With Affiliates—Certain officers and trustees of the Trusts are officers and directors of the Trusts’ investment adviser, First Investors Management Company, Inc. (“FIMCO”), their underwriter, First Investors Corporation (“FIC”), their transfer agent, Administrative Data Management Corp. (“ADM”). During the period October 1, 2010 to January 19, 2011, certain officers and trustees of the Trusts were officers of First Investors Federal Savings Bank (“FIFSB”), custodian of the Funds’ retirement accounts. Effective January 19, 2011, FIFSB continues to serve as custodian of the Funds’ retirement accounts but is no longer an affiliate of the Trusts. Trustees of the Trusts who are not “interested persons” of the Funds as defined in the 1940 Act are remunerated by the Funds. For the year ended September 30, 2011, total trustees fees accrued by the Income Funds and Equity Funds amounted to $69,106 and $176,511, respectively.

The Investment Advisory Agreements provide as compensation to FIMCO, an annual fee, payable monthly, at the following rates:

Cash Management Fund—.50% of the Fund’s average daily net assets. For the year ended September 30, 2011, FIMCO has voluntarily waived $563,924 in advisory fees to limit the Fund’s overall expense ratio to .60% on Class A shares and 1.35% on Class B shares. Also, FIMCO has voluntarily waived an additional $112,209 in advisory fees and assumed $480,277 of other expenses to prevent a negative yield on the Fund’s shares.

Government and Investment Grade Funds—.66% on the first $500 million of each Fund’s average daily net assets, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $1.5 billion. For the year ended September 30, 2011, FIMCO has voluntarily waived 16.7% of the .66% annual fee to limit the advisory fee to .55% of each Fund’s average daily net assets.

Fund For Income—.75% on the first $250 million of the Fund’s average daily net assets, .72% on the next $250 million, .69% on the next $250 million, .66% on the next $500 million, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $2.25 billion. For the year ended September 30, 2011, FIMCO has voluntarily waived 6.7% of the .75% annual fee to limit the advisory fee to .70% of the Fund’s average daily net assets.

Total Return, Value, Blue Chip, Growth & Income, Select Growth, and Opportunity Funds—.75% on the first $300 million of each Fund’s average daily net assets, .72% on the next $200 million, .69% on the next $250 million, .66% on the next $500 million, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $2.25 billion.

152

Special Situations Fund—1% on the first $200 million of the Fund’s average daily net assets, .75% on the next $300 million, .72% on the next $250 million, .69% on the next $250 million, .66% on the next $500 million, and .64% on average daily net assets over $1.5 billion. For the year ended September 30, 2011, FIMCO has voluntarily waived 20% of the 1% annual fee to limit the advisory fee to .80% of the Fund’s average daily net assets.

Global and International Funds—.98% on the first $300 million of each Fund’s average daily net assets, .95% on the next $300 million, .92% on the next $400 million, .90% on the next $500 million and .88% on average daily net assets over $1.5 billion. For the year ended September 30, 2011, FIMCO has voluntarily waived 3.1% of the .98% annual fee on Global Fund to limit the advisory fee to .95% of the Fund’s average daily net assets.

For the year ended September 30, 2011, total advisory fees accrued to FIMCO by the Income Funds and Equity Funds were $9,674,489 and $26,781,241, respectively, of which $1,695,229 and $422,204, respectively, was voluntarily waived by FIMCO as noted above.

For the year ended September 30, 2011, FIC, as underwriter, received from the Income Funds and Equity Funds $6,631,193 and $17,079,940, respectively, in commissions in connection with the sale of shares of the Funds, after allowing $50,033 and $21,281, respectively, to other dealers. For the year ended September 30, 2011, shareholder servicing costs for the Income Funds and Equity Funds included $2,536,544 (of which $54,202 was voluntarily waived by ADM on the Cash Management Fund) and $7,105,173, respectively, in transfer agent fees accrued to ADM. For the period October 1, 2010 to January 19, 2011, retirement accounts custodian fees accrued to FIFSB by the Income and Equity Funds were $128,612 and $586,898, respectively.

Pursuant to Distribution Plans adopted under Rule 12b-1 of the 1940 Act, each Fund, other than the Cash Management Fund, is authorized to pay FIC a fee up to .30% of the average daily net assets of the Class A shares and 1% of the average daily net assets of the Class B shares on an annualized basis each fiscal year, payable monthly. The Cash Management Fund is authorized to pay FIC a fee of 1% of the average daily net assets of the Class B shares. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of that Fund. For the year ended September 30, 2011, total distribution plan fees accrued to FIC by the Income Funds and Equity Funds amounted to $4,137,313 and $11,033,176, respectively.

Muzinich & Co., Inc., serves as investment subadviser to Fund For Income, Wellington Management Company, LLP serves as investment subadviser to Global

153

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2011

Fund, Smith Asset Management Group, L.P. serves as investment subadviser to Select Growth Fund, Paradigm Capital Management, Inc. serves as investment subadviser to Special Situations Fund and Vontobel Asset Management, Inc. serves as investment subadviser to International Fund. The subadvisers are paid by FIMCO and not by the Funds.

4. Restricted Securities—Certain restricted securities are exempt from the registration requirements under Rule 144A of the Securities Act of 1933 and may only be sold to qualified institutional investors. Unless otherwise noted, these 144A securities are deemed to be liquid. At September 30, 2011, Investment Grade Fund held nineteen 144A securities with an aggregate value of $66,461,517 representing 14.9% of the Fund’s net assets, Fund For Income held sixty-six 144A securities with an aggregate value of $149,257,413 representing 29.1% of the Fund’s net assets, Total Return Fund held sixteen 144A securities with an aggregate value of $17,447,200 representing 4.4% of the Fund’s net assets. Certain restricted securities are exempt from the registration requirements under Section 4(2) of the Securities Act of 1933 and may only be sold to qualified investors. Unless otherwise noted, these section 4(2) securities are deemed to be liquid. At September 30, 2011, Cash Management Fund held thirteen Section 4(2) securities with an aggregate value of $51,993,179 representing 34.7% of the Fund’s net assets. These securities are valued as set forth in Note 1A.

5. High Yield Credit Risk—The investments of Fund For Income in high yield securities whether rated or unrated may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower-yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for holders of high-yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

6. Foreign Exchange Contracts—The Global Fund and the International Fund may enter into foreign exchange contracts for the purchase or sale of foreign currencies at negotiated rates at future dates. These contracts are considered derivative instruments and are used to decrease exposure to foreign exchange risk associated with foreign currency denominated securities held by the Funds. The Funds could be exposed to risk if counter parties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Foreign exchange contracts are “marked-to-market” daily at the applicable translation rate and the resulting unrealized gains and losses are reflected in the Funds’ assets.

The Global Fund and International Fund had no foreign exchange contracts open at September 30, 2011.

154

The effect of International Fund’s derivative instruments on the Statement of Operations are as follows:

Amount of Realized Gain or Loss Recognized on Derivatives
Derivatives not accounted	Net Realized Loss
for as hedging instruments	on Foreign Currency
under ASC 815	Transactions
Foreign currency transactions:	$(2,405,667)

Amount of Change in Unrealized Gain or Loss Recognized on Derivatives
Derivatives not accounted	Net Unrealized
for as hedging instruments	Appreciation on Foreign
under ASC 815	Currency Transactions
Foreign currency transactions:	$701,354

7. Capital—The Trusts are authorized to issue an unlimited number of shares of beneficial interest without par value. The Trusts consist of the Funds listed on the cover page, each of which is a separate and distinct series of the Trusts. Each Fund has designated two classes of shares, Class A shares and Class B shares (each, a “Class”). Each share of each Class has an equal beneficial interest in the assets, has identical voting, dividend, liquidation and other rights and is subject to the same terms and conditions except that expenses allocated to a Class may be borne solely by that Class as determined by the Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. Cash Management Fund’s Class A and Class B shares are sold without an initial sales charge; however, its Class B shares may only be acquired through an exchange of Class B shares from another First Investors eligible Fund or through the reinvestment of dividends on Class B shares and are generally subject to a contingent deferred sales charge at the rate of 4% in the first year and declining to 0% over a six-year period, which is payable to FIC as underwriter of the Trusts. The Class A and Class B shares sold by the other Funds have a public offering price that reflects different sales charges and expense levels. Class A shares are sold with an initial sales charge of up to 5.75% of the amount invested and together with the Class B shares are subject to distribution plan fees as described in Note 3. Class B shares are sold without an initial sales charge, but are generally subject to a contingent deferred sales charge which declines in steps from 4% to 0% over a six-year period. Class B shares automatically convert into Class A shares after eight years. Realized and unrealized gains or losses, investment income and expenses (other than distribution plan fees) are allocated daily to each class of shares based upon the relative proportion of net assets to each class.

155

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2011

8. Tax Components of Capital and Distributions to Shareholders—The tax character of distributions declared for the years ended September 30, 2011 and September 30, 2010 were as follows:

		Year Ended September 30, 2011			Year Ended September 30, 2010
	Distributions			Distributions
	Declared from			Declared from
	Long-Term			Long-Term
	Ordinary	Capital		Ordinary	Capital
Fund	Income	Gain	Total	Income	Gain	Total
Government	$12,147,098	$—	$12,147,098	$12,110,231	$—	$12,110,231
Investment Grade	18,824,838	—	18,824,838	17,919,800	—	17,919,800
Fund For Income	36,182,918	—	36,182,918	36,145,879	—	36,145,879
Total Return	9,309,019	—	9,309,019	7,471,482	—	7,471,482
Value	5,674,996	—	5,674,996	4,862,650	—	4,862,650
Blue Chip	3,466,246	—	3,466,246	3,814,370	—	3,814,370
Growth & Income	8,996,911	—	8,996,911	3,454,629	—	3,454,629
Global	—	—	—	427,532	—	427,532
Opportunity	792,911	—	792,911	—	—	—
International	2,309,096	—	2,309,096	255,393	—	255,393

As of September 30, 2011, the components of distributable earnings (deficit) on a tax basis were as follows:

						Total
	Undistributed	Undistributed	Capital	Other	Unrealized	Distributable
	Ordinary	Capital	Losses	Accumulated	Appreciation	Earnings
Fund	Income	Gains	Carryover	Losses*	(Depreciation)	(Deficit)**
Government	$130,710	$—	$(5,663,981)	$(83,771)	$18,871,814	$13,254,772
Investment Grade	237,129	—	(24,319,901)	—	24,119,589	36,817
Fund For Income	682,500	—	(207,663,270)	—	(25,873,863)	(232,854,633)
Total Return	412,905	—	(3,365,030)	—	29,157,421	26,205,296
Value	972,614	—	(18,524,300)	—	(7,169,999)	(24,721,685)
Blue Chip	570,243	—	(14,450,384)	—	(10,769,076)	(24,649,217)
Growth & Income	1,284,464	—	(11,965,616)	—	49,100,311	38,419,159
Global	306,192	—	(24,434,029)	(23,164)	(10,886,010)	(35,037,011)
Select Growth	—	—	(75,741,820)	—	23,719,170	(52,022,650)
Opportunity	2,940,592	15,873,246	—	—	37,059,613	55,873,451
Special Situations	387,081	21,066,493	—	—	13,099,686	34,553,260
International	2,185,327	—	(44,272,821)	(2,500,569)	19,371,832	(25,216,231)

*	Other accumulated losses consist of post-October loss deferrals.
**	Differences between book distributable earnings and tax distributable earnings consist primarily of wash sales, passive foreign investment companies and amortization of bond premium and discounts.

156

For the year ended September 30, 2011, the following reclassifications were made to reflect permanent differences between book and tax reporting which are primarily due to the differences between book and tax treatment of investments in real estate trusts, bond premium amortization, foreign currency transactions, paydowns on securities and expiration of capital loss carryovers.

		Undistributed	Accumulated
		Ordinary Income	Capital Gains
Fund	Capital Paid In	(Deficit)	(Losses)
Government	$—	$1,647,164	$(1,647,164)
Investment Grade	—	853,767	(853,767)
Fund For Income	(44,581,428)	708,759	43,872,669
Total Return	—	454,832	(454,832)
Blue Chip	(2,254,839)	—	2,254,839
Global	—	(83,580)	83,580
Select Growth	(700,611)	700,611	—
International	—	(2,482,963)	2,482,963

9. Reorganizations—On August 10, 2007, First Investors Blue Chip Fund (“Blue Chip Fund”) acquired all of the net assets of the First Investors Focused Equity Fund (“Focused Equity Fund”) in connection with a tax-free reorganization that was approved by the Equity Fund’s Board of Trustees.

10. New Accounting Pronouncements—On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President of the United States. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under

157

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2011

which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

11. Subsequent Events—Subsequent events occurring after September 30, 2011 have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events to report that would have a material impact on the Funds’ financial statements.

12. Foresters Transaction—On September 21, 2010, First Investors Consolidated Corporation (“FICC”), the parent company of FIMCO, entered into an agreement with The Independent Order of Foresters (“Foresters”) pursuant to which FICC would be acquired by Foresters (the “Transaction”). The Transaction was completed on January 19, 2011, after the parties obtained the required regulatory and shareholder approvals. FICC, FIMCO, First Investors Corporation, the principal underwriter of the First Investors Funds and Administrative Data Management Corp., the transfer agent for the First Investors Funds are now subsidiaries of Foresters. Foresters is a fraternal benefit society with financial services operations in Canada, the United States and the United Kingdom.

158

13. Litigation—The Value and Blue Chip Funds have received notice that they may be putative members of the proposed defendant class of shareholders in a lawsuit filed in the United States Bankruptcy Court for the District of Delaware on November 1, 2010, by the Official Committee of Unsecured Creditors of the Tribune Company (the “Committee”). The Committee is seeking to recover some or all payments made to beneficial owners of common stock in connection with a leveraged buyout of the Tribune Company, including those made in connection with a 2007 tender offer into which the Value and Blue Chip Funds tendered their shares of common stock of the Tribune Company. The amounts sought from the Value and Blue Chip Funds, excluding interest and court costs, are up to $1,526,566 and $790,772, respectively, representing 0.47% and 0.23% of net assets, respectively, as of September 30, 2011. In addition, the Value and Blue Chip Funds have been named in actions brought in New York State Court and removed to the Federal District Court for the Southern District of New York. These actions similarly seek recovery of payments made in connection with the leveraged buyout. The extent of the Funds’ potential liability in any such action has not been determined. The Funds have been advised by counsel that the Funds could be held liable to return all or part of the proceeds received in any of these actions, even though the Funds had no knowledge of, or participation in, any misconduct. The Value and Blue Chip Funds cannot predict the outcome of these proceedings, and thus have not accrued any of the amounts sought in these actions in the accompanying financial statements.

14. Reorganization of Blue Chip Fund into Growth & Income Fund—At a meeting held on September 15, 2011, the Board of Trustees of First Investors Equity Funds approved the reorganization of Blue Chip Fund into Growth & Income Fund. The reorganization will consist of (1) the transfer of Blue Chip Fund’s assets to Growth & Income Fund in exchange solely for shares in Growth & Income Fund and Growth & Income Fund’s assumption of any liabilities (including any liabilities of Blue Chip Fund in connection with the litigation described in Note 13 above), (2) the distribution of those shares pro rata to Blue Chip Fund’s shareholders in exchange for their shares in Blue Chip Fund and in liquidation thereof, and (3) Blue Chip Fund’s termination. It is anticipated that on or about December 9, 2011, or as soon thereafter as practicable (“Reorganization Date”), the Class A and Class B shares of Blue Chip Fund held by each shareholder of Blue Chip Fund will be exchanged for Class A and Class B shares, respectively, of Growth & Income Fund with the same aggregate value as the shareholder had in Blue Chip Fund immediately before the reorganization. Shareholders of Blue Chip Fund will become shareholders of Growth & Income Fund and Blue Chip Fund will then be terminated. The exchange of shares of Blue Chip Fund for

159

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2011

shares of Growth & Income Fund is intended to be a tax-free transaction for federal income tax purposes and, as such, it is not considered a taxable event. Blue Chip Fund closed to purchase orders by new shareholders on October 3, 2011. Each Blue Chip Fund shareholder of record as of September 22, 2011 was sent a Prospectus and Information Statement, which described the conditions and effects of Blue Chip Fund’s reorganization into Growth & Income Fund.

160

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161

Financial Highlights
FIRST INVESTORS INCOME FUNDS

The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each fiscal year indicated.

			P E R S H A R E D A T A								R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions									Ratio to Average Net
		Investment Operations			from						Ratio to Average Net			Assets Before Expenses
	Net Asset		Net Realized					Net Asset			Assets**			Waived or Assumed
	Value,	Net	and Unrealized	Total from	Net	Net		Value,		Net Assets	Net Expenses	Net Expenses	Net		Net	Portfolio
	Beginning	Investment	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Year	After Fee	Before Fee	Investment		Investment	Turnover
	of Year	Income	Investments	Operations	Income	Gain	Distributions	Year	Return *	(in millions)	Credits	Credits (a)	Income	Expenses	Income (Loss)	Rate

CASH MANAGEMENT FUND

Class A
2007	$ 1.00	$.045	—	$.045	$.045	—	$.045	$ 1.00	4.59%	$218.80%		.81%	4.51%	.93%	4.38%	—
2008	1.00	.027	—	.027	.027	—	.027	1.00	2.69	234.80		.80	2.63	.92	2.51	—
2009	1.00	.005	—	.005	.005	—	.005	1.00	0.54	172.71		.71	.58	1.03	.26	—
2010	1.00	—	—	—	—	—	—	1.00	0.00	134.30		.30	.00	1.08	(.78)	—
2011	1.00	—	—	—	—	—	—	1.00	0.00	148.17		.17	.00	1.06	(.89)	—
Class B
2007	1.00	.037	—	.037	.037	—	.037	1.00	3.81	2	1.55	1.56	3.76	1.68	3.63	—
2008	1.00	.019	—	.019	.019	—	.019	1.00	1.92	4	1.55	1.55	1.88	1.67	1.76	—
2009	1.00	.001	—	.001	.001	—	.001	1.00	0.14	3	1.13	1.13	.16	1.78	(.49)	—
2010	1.00	—	—	—	—	—	—	1.00	0.00	2.30		.30	.00	1.83	(1.53)	—
2011	1.00	—	—	—	—	—	—	1.00	0.00	2.17		.17	.00	1.81	(1.64)	—

GOVERNMENT FUND

Class A
2007	$10.71	$.49	$(.06)	$.43	$.50	—	$.50	$10.64	4.07%	$199	1.10%	1.11%	4.62%	1.24%	4.48%	23%
2008	10.64	.49	.11	.60	.48	—	.48	10.76	5.73	228	1.10	1.10	4.29	1.24	4.15	37
2009	10.76	.47	.44	.91	.47	—	.47	11.20	8.59	287	1.10	1.10	4.03	1.26	3.87	43
2010	11.20	.43	.16	.59	.43	—	.43	11.36	5.39	326	1.13	1.13	3.44	1.24	3.33	42
2011	11.36	.36	.28	.64	.41	—	.41	11.59	5.73	347	1.12	1.12	3.12	1.23	3.01	35
Class B
2007	10.71	.41	(.06)	.35	.42	—	.42	10.64	3.33	12	1.82	1.83	3.90	1.96	3.76	23
2008	10.64	.41	.12	.53	.41	—	.41	10.76	4.99	12	1.80	1.80	3.59	1.94	3.45	37
2009	10.76	.39	.43	.82	.39	—	.39	11.19	7.75	13	1.80	1.80	3.33	1.96	3.17	43
2010	11.19	.35	.17	.52	.36	—	.36	11.35	4.70	11	1.83	1.83	2.74	1.94	2.63	42
2011	11.35	.26	.29	.55	.33	—	.33	11.57	4.94	7	1.82	1.82	2.42	1.93	2.31	35

162	163

Financial Highlights (continued)
FIRST INVESTORS INCOME FUNDS

		P E R S H A R E D A T A									R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions									Ratio to Average Net
		Investment Operations			from						Ratio to Average Net			Assets Before Expenses
	Net Asset		Net Realized					Net Asset			Assets**			Waived or Assumed
	Value,	Net	and Unrealized	Total from	Net	Net		Value,		Net Assets	Net Expenses	Net Expenses	Net		Net	Portfolio
	Beginning	Investment	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Year	After Fee	Before Fee	Investment		Investment	Turnover
	of Year	Income	Investments	Operations	Income	Gain	Distributions	Year	Return *	(in millions)	Credits	Credits (a)	Income	Expenses	Income	Rate

INVESTMENT GRADE FUND

Class A
2007	$9.52	$.45	$ (.09)	$ .36	$.46	—	$.46	$9.42	3.91%	$271	1.10%	1.11%	4.58%	1.22%	4.46%	50%
2008	9.42	.48	(1.20)	(.72)	.47	—	.47	8.23	(8.12)	268	1.10	1.10	4.80	1.23	4.67	127
2009	8.23	.49	.85	1.34	.47	—	.47	9.10	17.06	325	1.10	1.10	5.29	1.27	5.12	79
2010	9.10	.44	.72	1.16	.45	—	.45	9.81	13.09	405	1.12	1.12	4.75	1.23	4.64	56
2011	9.81	.40	(.16)	.24	.43	—	.43	9.62	2.48	437	1.11	1.11	3.94	1.22	3.83	34
Class B
2007	9.51	.35	(.05)	.30	.40	—	.40	9.41	3.17	22	1.82	1.83	3.86	1.94	3.74	50
2008	9.41	.42	(1.21)	(.79)	.40	—	.40	8.22	(8.78)	17	1.80	1.80	4.10	1.93	3.97	127
2009	8.22	.44	.85	1.29	.40	—	.40	9.11	16.35	16	1.80	1.80	4.59	1.97	4.42	79
2010	9.11	.39	.70	1.09	.39	—	.39	9.81	12.20	14	1.82	1.82	4.05	1.93	3.94	56
2011	9.81	.33	(.16)	.17	.36	—	.36	9.62	1.81	10	1.81	1.81	3.24	1.92	3.13	34

FUND FOR INCOME

Class A
2007	$3.01	$.21	$(.02)	$ .19	$.21	—	$.21	$2.99	6.38%	$563	1.28%	1.29%	7.00%	N/A	N/A	34%
2008	2.99	.21	(.54)	(.33)	.21	—	.21	2.45	(11.58)	460	1.29	1.29	7.40	1.30	7.39	17
2009	2.45	.20	(.13)	.07	.20	—	.20	2.32	4.28	438	1.38	1.38	9.10	1.42	9.06	73
2010	2.32	.17	.18	.35	.18	—	.18	2.49	15.68	505	1.29	1.29	7.32	1.33	7.28	78
2011	2.49	.17	(.14)	.03	.17	—	.17	2.35	1.00	505	1.27	1.27	6.43	1.30	6.40	75
Class B
2007	3.00	.19	(.01)	.18	.19	—	.19	2.99	5.99	25	1.98	1.99	6.30	N/A	N/A	34
2008	2.99	.19	(.54)	(.35)	.19	—	.19	2.45	(12.25)	15	1.99	1.99	6.70	2.00	6.69	17
2009	2.45	.19	(.13)	.06	.18	—	.18	2.33	3.75	12	2.08	2.08	8.40	2.12	8.36	73
2010	2.33	.16	.16	.32	.16	—	.16	2.49	14.43	11	1.99	1.99	6.62	2.03	6.58	78
2011	2.49	.15	(.13)	.02	.16	—	.16	2.35	.38	8	1.97	1.97	5.75	2.00	5.72	75

* Calculated without sales charges.
** Net of expenses waived or assumed by FIMCO and ADM (Note 3).
(a) The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements (Note 1G).

164	See notes to financial statements	165

Financial Highlights
FIRST INVESTORS EQUITY FUNDS

The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each fiscal year indicated.

			P E R S H A R E D A T A								R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions									Ratio to Average Net
		Investment Operations			from						Ratio to Average Net			Assets Before Expenses
	Net Asset		Net Realized					Net Asset			Assets**			Waived or Assumed
	Value,	Net	and Unrealized	Total from	Net	Net		Value,		Net Assets	Net Expenses	Net Expenses	Net		Net	Portfolio
	Beginning	Investment	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Year	After Fee	Before Fee	Investment		Investment	Turnover
	of Year	Income	Investments	Operations	Income	Gain	Distributions	Year	Return *	(in millions)	Credits	Credits (a)	Income	Expenses	Income	Rate

TOTAL RETURN FUND

Class A
2007	$14.57	$.29	$1.40	$1.69	$.30	$.10	$.40	$15.86	11.68%	$355	1.32%	1.33%	2.05%	N/A	N/A	40%
2008	15.86	.36	(2.31)	(1.95)	.37	.30	.67	13.24	(12.66)	304	1.34	1.34	2.32	N/A	N/A	59
2009	13.24	.30	.03	.33	.32	—	.32	13.25	2.77	316	1.43	1.43	2.35	N/A	N/A	53
2010	13.25	.28	.95	1.23	.29	—	.29	14.19	9.38	361	1.37	1.37	2.02	N/A	N/A	40
2011	14.19	.31	(.06)	.25	.34	—	.34	14.10	1.65	385	1.33	1.33	1.97	N/A	N/A	36
Class B
2007	14.36	.14	1.42	1.56	.19	.10	.29	15.63	10.93	34	2.02	2.03	1.35	N/A	N/A	40
2008	15.63	.26	(2.29)	(2.03)	.27	.30	.57	13.03	(13.35)	25	2.04	2.04	1.62	N/A	N/A	59
2009	13.03	.21	.03	.24	.23	—	.23	13.04	2.10	21	2.13	2.13	1.65	N/A	N/A	53
2010	13.04	.18	.94	1.12	.20	—	.20	13.96	8.62	17	2.07	2.07	1.32	N/A	N/A	40
2011	13.96	.19	(.04)	.15	.23	—	.23	13.88	1.01	13	2.03	2.03	1.30	N/A	N/A	36

VALUE FUND

Class A
2007	$ 7.40	$.10	$ .74	$ .84	$.10	$—	$.10	$ 8.14	11.36%	$414	1.32%	1.33%	1.34%	N/A	N/A	8%
2008	8.14	.12	(1.49)	(1.37)	.12	—	.12	6.65	(16.91)	334	1.35	1.35	1.62	N/A	N/A	17
2009	6.65	.11	(.64)	(.53)	.11	—	.11	6.01	(7.81)	308	1.48	1.48	2.14	N/A	N/A	15
2010	6.01	.09	.49	.58	.09	—	.09	6.50	9.76	335	1.38	1.38	1.45	N/A	N/A	21
2011	6.50	.11	(.30)	(.19)	.11	—	.11	6.20	(3.12)	318	1.35	1.35	1.60	N/A	N/A	29
Class B
2007	7.28	.05	.72	.77	.04	—	.04	8.01	10.64	27	2.02	2.03	.64	N/A	N/A	8
2008	8.01	.07	(1.46)	(1.39)	.07	—	.07	6.55	(17.42)	17	2.05	2.05	.92	N/A	N/A	17
2009	6.55	.08	(.64)	(.56)	.07	—	.07	5.92	(8.43)	12	2.18	2.18	1.44	N/A	N/A	15
2010	5.92	.05	.48	.53	.05	—	.05	6.40	8.97	11	2.08	2.08	.75	N/A	N/A	21
2011	6.40	.06	(.30)	(.24)	.06	—	.06	6.10	(3.87)	8	2.05	2.05	.90	N/A	N/A	29

166	167

Financial Highlights (continued)
FIRST INVESTORS EQUITY FUNDS

		P E R S H A R E D A T A									R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions									Ratio to Average Net
		Investment Operations			from						Ratio to Average Net			Assets Before Expenses
	Net Asset	Net	Net Realized					Net Asset			Assets**			Waived or Assumed
	Value,	Investment	and Unrealized	Total from	Net	Net		Value,		Net Assets	Net Expenses	Net Expenses	Net		Net	Portfolio
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Year	After Fee	Before Fee	Investment		Investment	Turnover
	of Year	(Loss)	Investments	Operations	Income	Gain	Distributions	Year	Return *	(in millions)	Credits	Credits (a)	Income (Loss)	Expenses	Income (Loss)	Rate

BLUE CHIP FUND

Class A
2007	$22.45	$.15	$3.17	$3.32	$.13	$—	$.13	$25.64	14.81%	$526	1.39%	1.39%	.65%	N/A	N/A	3%
2008	25.64	.21	(5.18)	(4.97)	.19	—	.19	20.48	(19.43)	396	1.40	1.41	.86	N/A	N/A	8
2009	20.48	.21	(1.95)	(1.74)	.20	—	.20	18.54	(8.36)	357	1.57	1.57	1.27	N/A	N/A	11
2010	18.54	.17	1.01	1.18	.20	—	.20	19.52	6.36	367	1.46	1.46	.86	N/A	N/A	19
2011	19.52	.18	(.50)	(.32)	.19	—	.19	19.01	(1.74)	341	1.43	1.43	.83	N/A	N/A	49
Class B
2007	20.94	(.06)	3.00	2.94	—	—	—	23.88	14.04	46	2.09	2.09	(.05)	N/A	N/A	3
2008	23.88	.03	(4.80)	(4.77)	.04	—	.04	19.07	(20.00)	27	2.10	2.11	.16	N/A	N/A	8
2009	19.07	.09	(1.82)	(1.73)	.09	—	.09	17.25	(9.00)	18	2.27	2.27	.57	N/A	N/A	11
2010	17.25	.02	.95	.97	.07	—	.07	18.15	5.63	14	2.16	2.16	.16	N/A	N/A	19
2011	18.15	.02	(.45)	(.43)	.05	—	.05	17.67	(2.42)	10	2.13	2.13	.13	N/A	N/A	49

GROWTH & INCOME FUND

Class A
2007	$14.72	$.08	$2.37	$2.45	$.07	$.24	$.31	$16.86	16.78%	$808	1.32%	1.32%	.54%	N/A	N/A	23%
2008	16.86	.14	(3.66)	(3.52)	.11	.23	.34	13.00	(21.23)	623	1.35	1.35	.94	N/A	N/A	24
2009	13.00	.09	(1.02)	(.93)	.14	.02	.16	11.91	(6.93)	578	1.51	1.51	.90	N/A	N/A	26
2010	11.91	.09	.98	1.07	.07	—	.07	12.91	9.01	626	1.39	1.39	.68	N/A	N/A	25
2011	12.91	.19	(.14)	.05	.18	—	.18	12.78	.25	626	1.34	1.34	1.33	N/A	N/A	24
Class B
2007	14.01	(.13)	2.35	2.22	—	.24	.24	15.99	15.98	67	2.02	2.02	(.16)	N/A	N/A	23
2008	15.99	.03	(3.47)	(3.44)	.02	.23	.25	12.30	(21.82)	41	2.05	2.05	.24	N/A	N/A	24
2009	12.30	.01	(.97)	(.96)	.10	.02	.12	11.22	(7.59)	30	2.21	2.21	.20	N/A	N/A	26
2010	11.22	(.03)	.95	.92	—	—	—	12.14	8.23	26	2.09	2.09	(.02)	N/A	N/A	25
2011	12.14	.08	(.12)	(.04)	.09	—	.09	12.01	(.44)	20	2.04	2.04	.66	N/A	N/A	24

168	169

Financial Highlights (continued)
FIRST INVESTORS EQUITY FUNDS

		P E R S H A R E D A T A										R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions										Ratio to Average Net
		Investment Operations			from							Ratio to Average Net			Assets Before Expenses
	Net Asset	Net	Net Realized				Distributions		Net Asset			Assets**			Waived or Assumed
	Value,	Investment	and Unrealized	Total from	Net	Net	in Excess of		Value,		Net Assets	Net Expenses	Net Expenses	Net		Net	Portfolio
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	Net Investment	Total	End of	Total	End of Year	After Fee	Before Fee	Investment		Investment	Turnover
	of Year	(Loss)	Investments	Operations	Income	Gain	Income	Distributions	Year	Return *	(in millions)	Credits	Credits (a)	Income (Loss)	Expenses	Income (Loss)	Rate

GLOBAL FUND

Class A
2007	$7.76	$—	$1.87	$1.87	$.05	$ .76	$—	$ .81	$8.82	26.43%	$323	1.70%	1.70%	(.07)%	1.70%	(.07)%	134%
2008	8.82	.03	(1.97)	(1.94)	.01	1.12	—	1.13	5.75	(25.44)	249	1.70	1.70	.39	1.73	.36	133
2009	5.75	.02	—	.02	.02	—	.02	.04	5.73	.53	249	1.90	1.90	.38	1.93	.35	141
2010	5.73	—	.42	.42	.01	—	—	.01	6.14	7.33	269	1.72	1.72	.04	1.75	.01	92
2011	6.14	.01	(.61)	(.60)	—	—	—	—	5.54	(9.77)	241	1.67	1.67	.18	1.70	.15	103
Class B
2007	7.14	(.16)	1.81	1.65	.05	.76	—	.81	7.98	25.57	14	2.40	2.40	(.77)	2.40	(.77)	134
2008	7.98	(.02)	(1.75)	(1.77)	—	1.12	—	1.12	5.09	(25.91)	9	2.40	2.40	(.31)	2.43	(.34)	133
2009	5.09	(.03)	—	(.03)	.01	—	.02	.03	5.03	(.37)	7	2.60	2.60	(.32)	2.63	(.35)	141
2010	5.03	(.06)	.39	.33	—	—	—	—	5.36	6.56	7	2.42	2.42	(.66)	2.45	(.69)	92
2011	5.36	(.09)	(.46)	(.55)	—	—	—	—	4.81	(10.26)	5	2.37	2.37	(.55)	2.40	(.58)	103

SELECT GROWTH FUND††

Class A
2007	$9.26	$(.04)	$1.75	$1.71	$—	$ .76	$—	$ .76	$10.21	19.81%	$243	1.47%	1.47%	(.46)%	N/A	N/A	169%
2008	10.21	(.04)	(2.06)	(2.10)	—	1.42	—	1.42	6.69	(23.84)	207	1.46	1.47	(.52)	N/A	N/A	99
2009	6.69	(.02)	(1.34)	(1.36)	—	—	—	—	5.33	(20.33)	170	1.67	1.67	(.51)	N/A	N/A	120
2010	5.33	(.03)	.49	.46	—	—	—	—	5.79	8.63	184	1.56	1.56	(.48)	N/A	N/A	98
2011	5.79	(.02)	.54	.52	—	—	—	—	6.31	8.98	203	1.45	1.45	(.28)	N/A	N/A	62
Class B
2007	8.89	(.11)	1.68	1.57	—	.76	—	.76	9.70	19.00	25	2.17	2.17	(1.16)	N/A	N/A	169
2008	9.70	(.09)	(1.94)	(2.03)	—	1.42	—	1.42	6.25	(24.43)	18	2.16	2.17	(1.22)	N/A	N/A	99
2009	6.25	(.06)	(1.25)	(1.31)	—	—	—	—	4.94	(20.96)	10	2.37	2.37	(1.21)	N/A	N/A	120
2010	4.94	(.07)	.46	.39	—	—	—	—	5.33	7.90	8	2.26	2.26	(1.18)	N/A	N/A	98
2011	5.33	(.07)	.51	.44	—	—	—	—	5.77	8.26	7	2.15	2.15	(.98)	N/A	N/A	62

170	171

Financial Highlights (continued)
FIRST INVESTORS EQUITY FUNDS

		P E R S H A R E D A T A									R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions									Ratio to Average Net
		Investment Operations			from						Ratio to Average Net			Assets Before Expenses
	Net Asset	Net	Net Realized					Net Asset			Assets**			Waived or Assumed
	Value,	Investment	and Unrealized	Total from	Net	Net		Value,		Net Assets	Net Expenses	Net Expenses	Net		Net	Portfolio
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Year	After Fee	Before Fee	Investment		Investment	Turnover
	of Year	(Loss)	Investments	Operations	Income	Gain	Distributions	Year	Return *	(in millions)	Credits	Credits (a)	Income (Loss)	Expenses	Income (Loss)	Rate

OPPORTUNITY FUND†††

Class A
2007	$28.14	$.16	$4.35	$4.51	$—	$1.33	$1.33	$31.32	16.57%	$481	1.38%	1.38%	.52%	N/A	N/A	50%
2008	31.32	—	(5.53)	(5.53)	.14	2.66	2.80	22.99	(19.40)	377	1.39	1.40	(.01)	N/A	N/A	40
2009	22.99	.01	(1.61)	(1.60)	—	.63	.63	20.76	(6.24)	355	1.58	1.58	.09	N/A	N/A	35
2010	20.76	.05	2.65	2.70	—	—	—	23.46	13.01	402	1.44	1.44	.24	N/A	N/A	40
2011	23.46	.17	.49	.66	.05	—	.05	24.07	2.77	415	1.36	1.36	.62	N/A	N/A	37
Class B
2007	25.72	(.05)	3.97	3.92	—	1.33	1.33	28.31	15.80	50	2.08	2.08	(.18)	N/A	N/A	50
2008	28.31	(.21)	(4.89)	(5.10)	.14	2.66	2.80	20.41	(19.99)	32	2.09	2.10	(.71)	N/A	N/A	40
2009	20.41	(.10)	(1.47)	(1.57)	—	.63	.63	18.21	(6.90)	23	2.28	2.28	(.61)	N/A	N/A	35
2010	18.21	(.14)	2.37	2.23	—	—	—	20.44	12.25	20	2.14	2.14	(.52)	N/A	N/A	40
2011	20.44	(.10)	.52	.42	.01	—	.01	20.85	2.04	15	2.06	2.06	(.04)	N/A	N/A	37

SPECIAL SITUATIONS FUND

Class A
2007	$22.62	$(.06)	$3.59	$3.53	$—	$1.88	$1.88	$24.27	16.30%	$295	1.46%	1.46%	(.27)%	1.61%	(.42)%	64%
2008	24.27	.03	(2.93)	(2.90)	—	1.22	1.22	20.15	(12.67)	258	1.49	1.50	.14	1.61	.02	52
2009	20.15	.03	(1.23)	(1.20)	.02	.53	.55	18.40	(5.28)	246	1.64	1.64	.22	1.82	.04	55
2010	18.40	(.05)	2.31	2.26	—	—	—	20.66	12.28	274	1.52	1.52	(.28)	1.65	(.41)	64
2011	20.66	.03	1.03	1.06	—	—	—	21.72	5.13	285	1.44	1.44	.13	1.54	.03	73
Class B
2007	20.57	(.22)	3.26	3.04	—	1.88	1.88	21.73	15.48	18	2.16	2.16	(.97)	2.31	(1.12)	64
2008	21.73	(.13)	(2.57)	(2.70)	—	1.22	1.22	17.81	(13.26)	12	2.19	2.20	(.56)	2.31	(.68)	52
2009	17.81	(.10)	(1.09)	(1.19)	—	.53	.53	16.09	(5.99)	9	2.34	2.34	(.48)	2.52	(.66)	55
2010	16.09	(.25)	2.11	1.86	—	—	—	17.95	11.56	8	2.22	2.22	(.94)	2.35	(1.07)	64
2011	17.95	(.13)	.92	.79	—	—	—	18.74	4.40	6	2.14	2.14	(.55)	2.24	(.65)	73

172	173

Financial Highlights (continued)
FIRST INVESTORS EQUITY FUNDS

		P E R S H A R E D A T A									R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions										Ratio to Average Net
		Investment Operations			from						Ratio to Average Net				Assets Before Expenses
	Net Asset	Net	Net Realized					Net Asset			Assets**				Waived or Assumed
	Value,	Investment	and Unrealized	Total from	Net	Net		Value,		Net Assets	Net Expenses	Net Expenses		Net		Net	Portfolio
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Year	After Fee	Before Fee		Investment		Investment	Turnover
	of Year	(Loss)	Investments	Operations	Income	Gain	Distributions	Year	Return *	(in millions)	Credits	Credits	(a)	Income (Loss)	Expenses	Income (Loss)	Rate

INTERNATIONAL FUND

Class A
2007	$10.71	$.08	$2.46	$2.54	$—	$.07	$.07	$13.18	23.84%	$96	2.50%	2.50%		(.05)%	2.35%	.10%	67%
2008	13.18	.07	(3.45)	(3.38)	—	.32	.32	9.48	(26.37)	105	1.95	1.95		.20	1.94	.20	122
2009	9.48	.29	(.74)	(.45)	.13	—	.13	8.90	(4.52)	108	2.20	2.20		1.16	N/A	N/A	60
2010	8.90	.15	1.15	1.30	.02	—	.02	10.18	14.63	130	1.97	1.97		1.33	N/A	N/A	32
2011	10.18	.12	(.59)	(.47)	.17	—	.17	9.54	(4.70)	128	1.88	1.88		1.20	N/A	N/A	30
Class B
2007	10.70	—	2.44	2.44	—	.07	.07	13.07	22.93	4	3.20	3.20		(.75)	3.05	(.60)	67
2008	13.07	(.02)	(3.40)	(3.42)	—	.32	.32	9.33	(26.91)	4	2.65	2.65		(.50)	2.64	(.50)	122
2009	9.33	.22	(.72)	(.50)	.12	—	.12	8.71	(5.19)	3	2.90	2.90		.46	N/A	N/A	60
2010	8.71	.08	1.12	1.20	—	—	—	9.91	13.78	4	2.67	2.67		.59	N/A	N/A	32
2011	9.91	.01	(.52)	(.51)	.16	—	.16	9.24	(5.30)	3	2.58	2.58		.30	N/A	N/A	30

* Calculated without sales charges.
** Net of expenses waived or assumed by FIMCO (Note 3).
†† Prior to May 7, 2007, known as All-Cap Growth Fund.
††† Prior to January 31, 2008, known as Mid-Cap Opportunity Fund.
(a) The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements (Note 1G).

174	See notes to financial statements	175

Report of Independent Registered Public
Accounting Firm

To the Shareholders and Board of Trustees of
First Investors Income Funds and First Investors Equity Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the Cash Management Fund, Government Fund, Investment Grade Fund and Fund For Income (each a series of First Investors Income Funds), and the Total Return Fund, Value Fund, Blue Chip Fund, Growth & Income Fund, Global Fund, Select Growth Fund, Opportunity Fund, Special Situations Fund, and International Fund (each a series of First Investors Equity Funds), as of September 30, 2011, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

176

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Cash Management Fund, Government Fund, Investment Grade Fund, Fund For Income, Total Return Fund, Value Fund, Blue Chip Fund, Growth & Income Fund, Global Fund, Select Growth Fund, Opportunity Fund, Special Situations Fund and International Fund, as of September 30, 2011, and the results of their operations, changes in their net assets, and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Tait, Weller & Baker LLP

Philadelphia, Pennsylvania
November 25, 2011

177

FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
Trustees and Officers*

Length of
		Time Served	Number of	Other
	Position(s)	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held

DISINTERESTED TRUSTEES

Charles R. Barton, III (1965)	Trustee	Since 1/1/06	38	None
c/o First Investors
Legal Department
110 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Chief Operating Officer (since 2007), Board Director (since 1989) and Trustee (since 1994) of The Barton Group/Barton Mines Corporation (mining and industrial abrasives distribution); President of Noe Pierson Corporation (land holding and management services provider) (since 2004).

Stefan L. Geiringer (1934)	Trustee	Since 1/1/06	38	None
c/o First Investors
Legal Department
110 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
President and owner of SLG Energy LLC (energy consulting) (since 2010); Co-Founder and Senior Vice President of Real Time Energy Solutions, Inc. (energy consulting) (2005-2010); President and owner of SLG, Inc. (natural gas shipper) (since 2003).

Robert M. Grohol (1932)	Trustee and	Trustee since	38	None
c/o First Investors	Chairman	6/30/00 and
Legal Department		Chairman
110 Wall Street		since 1/1/10
New York, NY 10005
Principal Occupation During Past 5 Years:
None/Retired

Arthur M. Scutro, Jr. (1941)	Trustee	Since 1/1/06	38	None
c/o First Investors
Legal Department
110 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
None/Retired

178

Length of
		Time Served	Number of	Other
	Position(s)	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held

DISINTERESTED TRUSTEES (continued)

Mark R. Ward (1952)	Trustee	Since 1/1/10	38	None
c/o First Investors
Legal Department
110 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Self-employed, consultant (since 2008); Senior Partner, Ernst & Young, LLP, Leader, Mid-Atlantic Asset Management Practice (2003-2007).

INTERESTED TRUSTEES**

Christopher H. Pinkerton	Trustee and	Since 1/19/11	38	None
(1958)	President
c/o First Investors
Legal Department
110 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
President and Director of First Investors Consolidated Corporation since 1/19/2011; Chairman of First Investors Management Company, Inc. since 2/4/2011; Director since 1/19/2011 and Chairman since 2/4/2011 of Administrative Data Management Corp.; Chairman and Director of First Investors Corporation since 1/19/2011; Director of First Investors Life Insurance Company since 1/19/2011; President of First Investors Management Company, Inc. (1/19/2011-10/10/2011); President of Administrative Data Management Corp. (1/19/2011-10/10/2011); President, US Division, The Independent Order of Foresters, Chairman, Foresters Equity Services (broker-dealer), Chairman, Foresters Financial Partners (independent marketing organization) since 2005; Senior Vice President, Foresters North American Sales and Marketing (2005-2007); President and CEO, USAllianz Investment Services (variable insurance); and Chairman, President and CEO, USAllianz Investment Advisor (investment adviser) (1999-2005).

  *Each Trustee serves for an indefinite term with the Funds, until his/her successor is elected.
**Effective January 19, 2011, Mr. Pinkerton became a Trustee of the Funds. He is an interested Trustee because he is an officer of FIMCO and the Funds.

179

FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
Trustees and Officers* (continued)

Length of
		Time Served	Number of	Other
	Position(s)	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held

OFFICER (S) WHO ARE NOT TRUSTEES

Joseph I. Benedek (1957)	Treasurer	Since 1988	N/A	None
c/o First Investors
Management Company, Inc.
Raritan Plaza I
Edison, NJ 08837

Principal Occupation During Past 5 Years:
Treasurer of First Investors Management Company, Inc.

Mary Carty (1950)	Secretary	Since 11/19/2010	N/A	None
c/o First Investors
Legal Department
110 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Assistant Counsel of First Investors Management Company, Inc., since 2010. Special Counsel and Associate at Willkie Farr & Gallagher LLP (1998-2009).

Marc S. Milgram (1957)	Chief	Since 11/22/2010	N/A	None
c/o First Investors	Compliance
Legal Department	Officer
110 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Investment Compliance Manager of First Investors Management Company, Inc. (2009-2010); First Investors Federal Savings Bank, President since 2000, Treasurer since 1987 and Director since 2004; First Investors Corporation, Vice President (2008-2009); Administrative Data Management Corp., Vice President (2008-2009); and First Investors Name Saver, Inc. f/k/a/ School Financial Management Services, Inc., Treasurer since 1992 and Director (1992-2007).

180

Shareholder Information

Investment Adviser	Underwriter
First Investors Management	First Investors Corporation
Company, Inc.	110 Wall Street
110 Wall Street	New York, NY 10005
New York, NY 10005

Subadviser	Custodian
(Fund For Income)	(Income Funds)
Muzinich & Co., Inc.	The Bank of New York Mellon
450 Park Avenue	One Wall Street
New York, NY 10022	New York, NY 10286

Subadviser	Custodian
(Global Fund)	(Equity Funds)
Wellington Management	Brown Brothers Harriman & Co.
Company, LLP	40 Water Street
280 Congress Street	Boston, MA 02109
Boston, MA 02210

Subadviser	Transfer Agent
(Select Growth Fund)	Administrative Data Management Corp.
Smith Asset Management Group, L.P.	Raritan Plaza I — 8th Floor
100 Crescent Court	Edison, NJ 08837-3620
Dallas, TX 75201

Subadviser	Independent Registered Public
(Special Situations Fund)	Accounting Firm
Paradigm Capital Management, Inc.	Tait, Weller & Baker LLP
Nine Elk Street	1818 Market Street
Albany, NY 12207	Philadelphia, PA 19103

Subadviser	Legal Counsel
(International Fund)	K&L Gates LLP
Vontobel Asset Management, Inc.	1601 K Street, N.W.
1540 Broadway, 38th Floor	Washington, D.C. 20006
New York, NY 10036

181

A description of the policies and procedures that the Funds use to vote proxies relating to a portfolio’s securities is available, without charge, upon request by calling toll free 1-800-423-4026 or can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission’s (“SEC”) internet website at http://www.sec.gov. In addition, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available, without charge, upon request in writing or by calling 1-800-423-4026 and on the SEC’s internet website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov; and may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings is available, without charge, upon request in writing or by calling 1-800-423-4026.

182

NOTES

183

NOTES

184

First Investors
110 Wall Street
New York, NY 10005

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IEAR911

Item 2. Code of Ethics

As of September 30, 2011, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

For the year ended September 30, 2011, there were no waivers granted from a provision of the code of ethics.

A copy of the Registrant's code of ethics is filed under Item 12(a)(1).

Item 3. Audit Committee Financial Expert

During the reporting period the Registrant's Board determined that it had at least two "audit committee financial experts" serving on its audit committee. Arthur M. Scutro, Jr. and Mark R. Ward were the "audit committee financial experts" during all or part of the period and were considered to be "independent" as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fiscal Year Ended
September 30,
-----------------
2011	2010
----	----

(a) Audit Fees

First Investors Income Funds	$106,750	$104,100

(b) Audit-Related Fees

First Investors Income Funds	$0	$0

(c) Tax Fees

First Investors Income Funds	$17,000	$16,600

Nature of services: tax returns preparation and tax compliance

(d) All Other Fees

First Investors Income Funds	$0	$0

(e)(1) Audit committee's pre-approval policies

The Charter of the Audit Committee requires the Audit Committee (a) to pre-approve, and to recommend to the full Board, the selection, retention or termination of the independent auditors to provide audit, review or attest services to the First Investors Funds (“Funds”) and, in connection therewith, evaluate the independence of the auditors and to obtain the auditors’ specific representations as to their independence; (b) to pre-approve all non-audit services to be provided to the Funds by the independent auditor; and (c) to pre-approve all non-audit services to be provided by the Funds’ independent auditor to the Funds’ investment adviser or to any entity that controls, is controlled by or is under common control with the Funds’ investment adviser and that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The Audit Committee has not adopted pre-approval policies or procedures to permit the services in (b) and (c) above to be pre-approved by other means.

(e)(2) None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Registrant and Related Entities disclosed above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

(f) Not Applicable

(g) Aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant and the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the two fiscal years ended September 30, 2011 and 2010 were $47,500 and $77,900, respectively.

(h) Not Applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies & Procedures for Closed-End Management Investment Companies

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedure by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11. Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics - Filed herewith

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 - Filed herewith

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 - Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

First Investors Income Funds

By	/S/	CHRISTOPHER H. PINKERTON
Christopher H. Pinkerton
President and Principal Executive Officer

Date:	November 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/S/	CHRISTOPHER H. PINKERTON
Christopher H. Pinkerton
President and Principal Executive Officer

By	/S/	JOSEPH I. BENEDEK
Joseph I. Benedek
Treasurer and Principal Financial Officer

Date:	November 28, 2011